EXHIBIT 10.30

CONFIDENTIAL

LICENSE AGREEMENT

Among

COLEY PHARMACEUTICAL GROUP, INC.

COLEY PHARMACEUTICAL GROUP, LTD.

COLEY PHARMACEUTICAL GmbH

and

PFIZER INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

TABLE OF CONTENTS

SECTION 1.	DEFINITIONS.	1

SECTION 2.	LICENSE GRANT.	15
2.1	EXCLUSIVE LICENSES.	15
2.2	NON-EXCLUSIVE LICENSE.	16
2.3	CLINICAL DEVELOPMENT LICENSE	16
2.4	RESEARCH LICENSE.	16
2.5	LICENSE GRANT TO COLEY.	16

SECTION 3.	HSR.	18
3.1	HSR.	18

SECTION 4.	DEVELOPMENT; MANUFACTURING; COMMERCIALIZATION.	19
4.1	TRANSITION PLAN.	19
4.2	PFIZER DEVELOPMENT ACTIVITIES.	19
4.3	COLEY DEVELOPMENT ACTIVITIES.	19
4.4	DILIGENCE.	22
4.5	DEVELOPMENT COMMITTEE.	22
4.6	DEVELOPMENT REPORTS	23
4.7	MANUFACTURING.	23
4.8	REGULATORY RESPONSIBILITIES.	24
4.9	4.9 POST-DEVELOPMENT COMMITTEE	25
4.10	COLEY COMMERCIALIZATION RIGHTS.	26

SECTION 5.	MILESTONE PAYMENTS AND ROYALTIES.	31
5.1	EVENT MILESTONE PAYMENTS	31
5.2	COMMERCIAL MILESTONE PAYMENT	36
5.3	ROYALTY PAYMENTS.	36
5.4	DURATION OF ROYALTY PAYMENTS	43
5.5	LIMITS ON ROYALTY PAYMENT REDUCTIONS	43

SECTION 6.	ACCOUNTING AND PROCEDURES FOR PAYMENT.	44
6.1	INTER-COMPANY SALES.	44
6.2	CALCULATION OF NET SALES.	44
6.3	ROYALTY PAYMENTS.	44
6.4	METHOD OF PAYMENTS	44
6.5	INSPECTION OF RECORDS.	44
6.6	TAX MATTERS	45

SECTION 7.	PATENTS AND INFRINGEMENT.	46
7.1	FILING AND PROSECUTION OF PATENTS	46
7.2	MAINTENANCE OF PATENTS	46
7.3	PATENT TERM EXTENSIONS	47
7.4	INTERPRETATION OF PATENT JUDGMENTS	47
7.5	INFRINGEMENT ACTIONS.	47
7.6	ASSIGNMENT OF [**** ****** ******]	48

SECTION 8.	COVENANTS.	48
8.1	TECHNICAL ASSISTANCE.	48
8.2	NON-COMPETITION.	48
8.3	TRADEMARK	50

SECTION 9.	CONFIDENTIALITY; PUBLICATION.	50
9.1	CONFIDENTIALITY.	50
9.2	PUBLICATION.	51
9.3	PUBLICITY.	52
9.4	REGISTRATION AND FILING OF THIS AGREEMENT.	52

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SECTION 10.	REPRESENTATIONS.	53
10.1	COLEY WARRANTIES	53
10.2	PFIZER WARRANTIES.	56
10.3	COVENANTS OF COLEY	57

SECTION 11.	TERM	58

SECTION 12.	TERMINATION.	58
12.1	TERMINATION	58
12.2	RIGHTS UPON TERMINATION.	60
12.3	BANKRUPTCY.	62
12.4	CHANGE OF CONTROL	63

SECTION 13.	INDEMNIFICATION.	63
13.1	INDEMNIFICATION.	63
13.2	CO-INDEMNIFICATION	64
13.3	LOSSES.	65
13.4	DEFENSE PROCEDURES; PROCEDURES FOR THIRD PARTY CLAIMS	65
13.5	EXCLUSIVE REMEDY.	67
13.6	LIMITATION OF LIABILITY	67

SECTION 14	GOVERNING LAW; ARBITRATION AND JURISDICTION	67
14.1	GOVERNING LAW	67
14.2	ARBITRATION.	67
14.3	JURISDICTION.	70

SECTION 15.	MISCELLANEOUS.	71
15.1	FORCE MAJEURE	71
15.2	SEVERABILITY	71
15.3	ACCRUED OBLIGATION	71
15.4	WAIVERS	71
15.5	ENTIRE AGREEMENTS; AMENDMENTS	71
15.6	SURVIVAL.	71
15.7	ASSIGNMENT.	71
15.8	INDEPENDENT CONTRACTOR	72
15.9	NON-SOLICITATION OF EMPLOYEES	72
15.10	JOINT AND SEVERAL LIABILITY	72
15.11	DESIGNATION OF COLEY INC AS AGENT	72
15.12	NOTICES	72
15.13	THIRD PARTY BENEFICIARIES.	73
15.14	BINDING EFFECT.	73
15.15	COUNTERPARTS.	73
15.16	HEADINGS.	73

EXHIBIT A – COLEY PATENT RIGHTS

EXHIBIT B – TRANSITION PLAN

EXHIBIT C – COLEY INDICATION PLAN

EXHIBIT D – PRESS RELEASE

SCHEDULE 1.28 – THIRD PARTY LICENSEE AGREEMENT IN THE FIELD

SCHEDULE 4.7(c) – [**********************]

SCHEDULE 4.10(e) – [***************]

SCHEDULE 8.2(a) – THIRD PARTY LICENSEE OUTSIDE THE FIELD

SCHEDULE 8.2(a)-1 – MATERIAL TRANSFER AGREEMENTS

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 8.3 – TRADEMARKS

SCHEDULE 9.3 – PERMITTED DISCLOSURES

SCHEDULE 10.1(a)(ii) – CHALLENGE TO COLEY PATENT

SCHEDULE 10.1(g)(i) – THIRD PARTY PATENT RIGHTS

SCHEDULE 10.1(j) – SUBSIDIARIES

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

LICENSE AGREEMENT

License Agreement, dated as of March 16, 2005 (this “Agreement”), among COLEY PHARMACEUTICAL GROUP, INC., a Delaware corporation, with offices located at 93 Worcester Street, Suite 101, Wellesley, Massachusetts 02481, USA (“Coley Inc.”); COLEY PHARMACEUTICAL GROUP, LTD, a Canadian corporation and wholly owned subsidiary of Coley Inc., with offices at 340 Terry Fox Drive, Kanata (Ottawa), Canada (“Coley Canada”), COLEY PHARMACEUTICAL, GmbH., a German corporation and wholly-owned subsidiary of Coley Inc., with offices located at Elisabeth-Selbert-Strasse 9, Langenfeld, Germany (“Coley Germany”), and, together with Coley Inc. and Coley Canada, hereinafter collectively referred to as “COLEY” and hereinafter separately referred to as a “Coley Entity,” and PFIZER INC., a Delaware corporation, with offices located at 235 East 42nd Street, New York, New York, 10017 (“PFIZER”).

WHEREAS, COLEY owns or controls certain patents, patent applications, technology, know-how and technical information relating to immunomodulatory Oligodeoxynucleotides; and

WHEREAS, PFIZER has extensive experience and expertise in the development and commercialization of pharmaceutical products, and desires to acquire an exclusive license in the Territory (as defined below) and in the Field (as defined below) to such patents, patent applications, technology, know-how and technical information.

NOW, THEREFORE, in consideration of the covenants and agreements provided herein, COLEY and PFIZER hereby agree as follows:

Section 1. DEFINITIONS.

For purposes of this Agreement, the following definitions shall be applicable:

1.1 “Affiliate” means any entity directly or indirectly controlled by, controlling, or under common control with, a party to this Agreement, but only for so long as such control shall continue. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) of an entity means possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such entity (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of such entity.

1.2 “Ancillary Agreements” means the Screening and Evaluation Agreement, the Stock Purchase Agreement, and the Pharmacovigilance Agreement.

1.3 “Antigen” means any ingredient that, either alone or as part of a vaccine, elicits an antigen-specific immune response to itself and/or to a pathogenic micro-organism that expresses or contains the antigen such as, but not limited to, live attenuated micro-organisms, whole killed micro-organisms or subunit vaccine (including but not limited to, polysaccharides, polysaccharide conjugates, peptides, recombinant proteins, glycolipids and fragments thereof).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.4 “Business Day” means any day, other than a Saturday, Sunday, bank or other public holiday in New York, New York.

1.5 “Change of Control” means an event where:

(a) any person or group [*************************************************] becomes the beneficial owner, directly or indirectly, of at least [*******************] or more of the outstanding Voting Stock or voting power over Voting Stock of (i) Coley Inc. or (ii) any one or more persons or entities which are direct or indirect parent holding companies of Coley Inc. or Affiliates controlling Coley Inc. (Coley Inc., together with the persons and entities described in this clause (ii), each, individually, a “Coley Group Company” and, collectively, the “Coley Group Companies”); or

(b) a majority of the seats (other than vacant seats) on the board of directors or other governing body of any Coley Group Company (the “Board”) is occupied by any person or group [******************************] who were neither (i) members of the Board on the date hereof or members nominated by the Board or (ii) appointed by members of the Board on the date hereof or members so nominated; or

(c) any Coley Group Company enters into an agreement with any person or entity [******************************] providing for a merger, consolidation, reorganization or other similar transaction (or series of related transactions) of any Coley Group Company with another person or other entity (other than with any of the Coley Group Company’s wholly-owned subsidiaries [**********************]) as a result of which, immediately following such transaction (or series of related transactions) less than a majority of the outstanding Voting Stock or voting power over Voting Stock of the surviving or newly-created entity in such transaction (or series of related transactions) is beneficially owned by the shareholders of the applicable Coley Group Company immediately prior to such transaction (or series of related transactions); or

(d) any Coley Group Company sells or otherwise transfers to any person(s) or entity that is not a wholly-owned subsidiary of a Coley Group Company, in one or more related transactions not involving a merger, consolidation, reorganization or similar transaction (or series of related transactions) included in clause (c) above, properties or assets representing more than [*******************] of (i) all Coley Group Companies’ consolidated total assets (exclusive of goodwill) as reflected on the consolidated balance sheet for the most recently-completed fiscal year (or, if applicable, the most recent Annual Report on Form 10-K), or (ii) all Coley Group Companies’ consolidated operating income for the most recent fiscal year as reflected on the consolidated income statement for the most recently-completed fiscal year (or, if applicable, the most recent Annual Report on Form 10-K), or (iii) all Coley Group Companies’ consolidated revenue for the most recent fiscal year as reflected on the consolidated income statement for the most recently-completed fiscal year (or, if applicable, the most recent Annual Report on Form 10-K) it being understood and agreed that the [********************************************************************************************* ***********************************************************************************************************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

*********************************************************************************************** ] this Section 1.5(d); or

(e) (x) any [**************************************************] company that [*************] (i) [************* ***********************************************************************************************] (ii) [************************************************************************] (based on data provided by IMS International, or, if such data is not available, such other reliable data source as reasonably determined by PFIZER and agreed to by COLEY, with such agreement not to be unreasonably withheld, conditioned or delayed), [*******************************], for its most recently-completed fiscal year (of at least 12 months or more), or (y) any one or more persons or entities that are direct or indirect parent holding companies or subsidiaries of the [**************************************************] company described in clause (x) above, or (z) any Affiliate of [******************************************************] company described in clause (x) above (collectively, any of the persons or entities described in clauses (x), (y) or (z), a “Large Pharmaceutical Company”) acquires beneficial ownership of [**************************] or more of the outstanding Voting Stock or voting power over Voting Stock of any Coley Group Company.

For purposes of this definition of “Change of Control”: (a) references to any Coley Group Company shall be deemed to include all successors in any merger, consolidation, reorganization or similar transaction (or series of related transactions) preceding any transaction (or series of related transactions) described above; (b) “beneficial ownership” (and other correlative terms) shall mean beneficial ownership as defined in Rule 13d-3 under the United States Securities and Exchange Act of 1934, as amended; it being understood and agreed that “beneficial ownership” shall also include any securities which any person or any of such person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; (c) [**********************] means [*******************************************] or [****************** ********************************************************************************************************] or [******************************************************************************************************] and [****************************************************************] or [************************************** **********] (d) “Voting Stock” means securities of any class or series of a corporation or other person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote generally in matters put before the shareholders or members of such corporation or person; (e) “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) of an entity means possession, direct or indirect, of (I) the power to direct or cause direction of the management and policies of such entity (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (II) [*************] of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of such entity.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.6 “Coley Confidential Information” means all information about any element of Coley Technology or any other information that is disclosed (whether orally or in writing) by COLEY to PFIZER in connection with this Agreement, including but not limited to all information disclosed by COLEY to PFIZER in the course of COLEY’s performance of this Agreement and (x) in the case of oral information, is outlined in a summary prepared by COLEY and delivered to PFIZER promptly after such disclosure and (y) in the case of written information, is designated “Confidential” in writing by COLEY at the time of disclosure to PFIZER, in each case, only to the extent that such information is not (i) as of the date of disclosure to PFIZER, known to PFIZER other than by virtue of a prior confidential disclosure to PFIZER by COLEY, as demonstrated by PFIZER’s written records, or (ii) disclosed in published literature, or otherwise generally known to the public through no fault or omission of PFIZER; or (iii) obtained from a third party free from any obligation of confidentiality to COLEY; or (iv) independently developed by PFIZER without access to the Coley Confidential Information, as demonstrated by PFIZER’s written records. All information about the existence and terms of this Agreement shall be considered Coley Confidential Information and Pfizer Confidential Information.

1.7 “Coley Indication” means the treatment, Control (as defined in Section 1.25) or prevention of cutaneous T cell lymphoma, including, without limitation, [*****************].

1.8 “Coley Patent Rights” means: (i) all patents and patent applications listed on Exhibit A attached hereto and any patents which may issue from the applications listed on Exhibit A; (ii) all other patents and patent applications in the Territory, now or hereafter during the term of this Agreement owned or controlled by COLEY or any of its Affiliates and which COLEY or any of its Affiliates has the right to license to PFIZER, which relate to the Compound, any Research Compound or any Licensed Product or methods of use or manufacturing processes for the Compound, any Research Compound or any Licensed Product or pharmaceutical compositions or dosage forms thereof; (iii) any [*******************************************]; and (iv) all provisionals, divisionals, continuations, renewals, continuations-in-part, re-examinations, patents of addition, supplementary protection certificates (“SPC”), extensions, letters of patent, registration or confirmation patents and reissues with respect to any patents described in the foregoing clauses (i), (ii) or (iii) hereof.

1.9 “Coley Substance” means (i) any independently therapeutically active substance or other substance that enhances the therapeutic effect of the Compound or any Research Compound, as applicable, or (ii) any Tumor Antigen, that, in the case of each clauses (i) and (ii), is owned or controlled by COLEY or any of its Affiliates.

1.10 “Coley Technology” means all scientific and technical information and data, including, without limitation, know-how, trade secrets and technology related thereto, now or hereafter during the term of this Agreement owned or controlled by COLEY or any of its Affiliates that relate to the Compound, any Research Compound or any Licensed Product, including but not limited to: (a) medical, clinical, toxicological or other scientific data, and (b) processes and analytical methodology useful in the development, formulation, testing, analysis, manufacture or packaging of the Compound, any Research Compound or any Licensed Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.11 “Coley Work Plan” means the Coley Work Plan to be discussed and approved by the Development Committee, as the same may be amended from time to time.

1.12 “Combination Ingredient” means a substance (other than the Compound, a Research Compound or a Coley Substance) that either (i) is independently therapeutically active or (ii) enhances the therapeutic effect of the Compound or a Research Compound, as applicable.

1.13 “Combination Product” means any Covered Product in all dosage strengths and formulations (other than a Vaccine Product) in which a Combination Ingredient is either (a) physically, chemically, or otherwise combined or mixed with the Compound (including without limitation any Combination Ingredient that is covalently linked to the Compound) to produce a single entity for commercial distribution; or (b) packaged together with the Compound or any Licensed Product that contains the Compound (other than a Vaccine Product) in a single package or unit for commercial distribution.

1.14 “Commercially Reasonable Efforts” means those efforts and resources that PFIZER would use were it developing or commercializing its own pharmaceutical products that are of similar market potential as the Licensed Products, taking into account product labeling or anticipated labeling, present and future market potential, past performance, financial return, medical and clinical considerations, present and future regulatory environment and competitive market conditions in the Field, all as measured by the facts and circumstances at the time such efforts are due.

1.15 “Compound” means (i) a [************************************************************************** *****], referred to by COLEY as CpG 7909 or ProMune™ and (ii) any salts of the molecule referred to in clause (i).

1.16 “Confidential Information” means the Coley Confidential Information and the Pfizer Confidential Information.

1.17 “Covered Product” means any pharmaceutical product, the manufacture, use, sale, offer for sale or importation of which (i) in the absence of the licenses granted to PFIZER under this Agreement, would infringe any of the Coley Patent Rights, or (ii) utilizes any Coley Technology.

1.18 “DARPA” means the Defense Advanced Research Projects Agency of the United States Department of Defense.

1.19 “Dermatologic Disease” means [************************************************************** **************].

1.20 “Detail” means a face-to-face contact of a COLEY sales representative with a Specialty Dermatologist in the United States during which scientific and/or medical information about the Product for the Coley Indication is discussed. Details shall be measured by COLEY’s internal recording of such activity; provided that such measurement shall be on the same basis as COLEY’s measurement for its sales representatives detailing other COLEY products, consistently applied throughout the term of this Agreement. The parties understand and agree that (i) multiple interactions of any COLEY sales representative during a single day with any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Specialty Dermatologist will be recorded as a single Detail, (ii) any presentation by a COLEY sales representative to a group of Specialty Dermatologists will be recorded as a single Detail, unless attendance at such presentation is auditable (e.g., by signature sheets signed by all attendees), in which case (x) one Detail will be recorded for each Specialty Dermatologist who attended such presentation and (y) PFIZER shall have the right to audit such attendance and (iii) a Detail does not include a reminder call. When used as a verb, the term “Detailing” means to engage in the activity of a Detail.

1.21 “Effective Date” means the date upon which the applicable waiting period under the HSR Act shall have expired or been terminated with respect to this Agreement.

1.22 “EMEA” means the European Agency for the Evaluation of Medicinal Products or any successor entity.

1.23 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.24 “FDCA” means the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder.

1.25 “Field” means [***************************************************************************** **************************************************************] the treatment, Control or prevention of cancer in humans; [******************************************************************************************] or the [***************************] or [******************************]. Notwithstanding the foregoing, (i) the “Field” includes the [****************************************************************************************************** ***] and (ii) the “Field” excludes the [************************************************************************** **** ****************************************************************************************************** *******************************]. For purposes of this definition of “Field” and [********************], “Control” means the prevention of recurrence of a disease or condition in humans who have previously been diagnosed with such disease or condition. For purposes of this definition of “Field” and [********************************] means the [**********************] of a [**************] for [**************] that [*****************] or the [*****] or [******************************* ********] that [*****************************].

1.26 “Generic Competition” means competition that exists during a given calendar quarter with respect to any specific Licensed Product in any country in the Territory if, during such calendar quarter, one or more Generic Products shall be commercially available in such country and shall have, in the aggregate, [********************] or more share of total sales of the aggregate of such Licensed Product and Generic Products (based on data provided by IMS International, or if such data is not available, such other reliable data source as reasonably determined by PFIZER and reasonably agreed to by COLEY) as measured by unit sales. In the event IMS International data (or such other agreed data source) is not sufficient to determine the percentage market share for each country in the European Union (“EU”), the average percent market share of the EU countries for which data is not available will be deemed to be the percent market share for those countries in which the data is available.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.27 “Generic Market Share” means a fraction (expressed as a percentage), the numerator of which shall be the total unit sales of a Generic Product in a country in the Territory, and the denominator of which shall be the aggregate total unit sales of such Generic Product and the relevant Licensed Product in that country, based on data provided by IMS International, or if such data is not available from IMS International, such other reliable data source as reasonably determined by PFIZER and reasonably agreed to by COLEY.

1.28 “Generic Product” means any pharmaceutical product sold in a country in the Territory by a Third Party (other than any Licensed Product, a product sold under license of PFIZER, or a product sold by the Third Party Licensee pursuant to the license listed in Schedule 1.28 attached hereto) that (i) with respect to a Product or a Research Product, contains the same Compound or Research Compound as the sole active ingredient and is administered via the same route of administration as such Product or Research Product; (ii) with respect to a Combination Product or a Research Combination Product, contains both the same Combination Ingredient(s) and the same Compound or Research Compound and is administered via the same route of administration as such Combination Product or Research Combination Product; or (iii) with respect to a Vaccine Product or a Research Vaccine Product, contains both the same Tumor Antigen(s) and the same Compound or Research Compound as such Vaccine Product or Research Vaccine Product. For purposes of this definition of “Generic Product” only, (a) the definitions of “Compound” and “Research Compound” shall each include all esters thereof; and (b) the definitions of “Combination Ingredient” and “Tumor Antigen” shall each include all salts and esters thereof.

1.29 “Governmental Authority” means any court, agency, department, authority or other instrumentality of any foreign, federal, state, county, city or other political subdivision.

1.30 “HSR Act” means the Hart-Scott-Rodino Act, as amended

1.31 “IND” means an Investigational New Drug Application submitted under the FDCA or any comparable application required by a Regulatory Authority in any other country in the Territory.

1.32 “Indication” means any Major Indication, Intermediate Indication or Minor Indication.

1.33 “Intermediate Indication” means (i) [******************************] all treatment of [******************* *************************] (ii) all treatment of [**************] (iii) [**************************************** ************************************] (iv) [***************************************************************] and (v) [*************************************************************************************************]. For purposes of this definition of “Intermediate Indication” only, the following terms shall have the following meanings: (a) [********************************************] means the [******] regimen of anti-cancer drug therapy administered for [***************************************************] (b) [*********************************] means the [******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

regimen of anti-cancer drug therapy administered for [*************************************] (c)[*********************** ************] means the [******] regimen of anti-cancer drug therapy administered for [******************************** **********] and (d) [********************* ***********************] means the [******] regimen of anti-cancer drug therapy administered for [********************* ****************************].

1.34 “Launch” means, on a country-by-country and a Licensed Product-by-Licensed Product basis, the first shipment of a Licensed Product in Commercial Quantities (as defined below) for commercial sale by PFIZER, its Affiliates or its sublicensees to an unaffiliated third party after receipt by PFIZER of the first Regulatory Approval and Price Approval for such Licensed Product in the applicable country in the Territory. For purposes of this definition of “Launch” only, “Commercial Quantities” means such quantities of a Licensed Product as are normally shipped by PFIZER or its Affiliates in such country at the time of first sale, taking into account similar products, reasonably necessary to stock normal and customary channels of trade.

1.35 “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments and/or ordinances of any Governmental Authority.

1.36 “Licensed Product” means any Product, Combination Product, Vaccine Product, Research Product, Research Combination Product or Research Vaccine Product.

1.37 “Main EU Countries” means the United Kingdom, Spain, Italy, France and Germany.

1.38 “Major Indication” means (i) [**************************************], (ii) [************************* *************] (iii) [******************************] (iv) [*****************************************] and (v) [***************** **********] all treatment of [****************************************************** **************]. For purposes of this definition of “Major Indication” only, the following terms shall have the following meanings: (a) [***************************************] means the [******] regimen of anti-cancer drug therapy administered for [********************************************************************************************] (b) [********** ********************************] means the [*****] regimen of anti-cancer drug therapy administered for [*********** **************************************] (c) [********************************] means the [******] regimen of anti-cancer drug therapy administered for [************************************] and (d) [************************ ***************] means the [******] regimen of anti-cancer drug therapy administered for [************************** ******************].

1.39 “Market Price(s)” means, for any pharmaceutical product that contains as its sole active ingredient any of the Compound, a Pfizer Substance or a Third Party Substance, for all countries in the Territory, the [****************************************] of such pharmaceutical product in the United States reasonably calculable for such pharmaceutical product for the applicable calendar year.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.40 “Material Default” means:

(a) any default by any party hereto of its representations, warranties, covenants, agreements or other performance obligations under this Agreement (other than a payment obligation) that is (a) material to this Agreement, taken as a whole, and (b) shall have continued for ninety (90) days after notice thereof was provided to the alleged defaulting party by the non-defaulting party (or, if such default cannot be cured within such ninety (90)-day period, if the alleged defaulting party does not promptly commence and diligently continue all reasonable actions to cure such defaults during such ninety (90)-day period, or does not materially cure such default within one hundred eighty (180) days after notice thereof was provided to the alleged defaulting party); or

(b) any default by any party hereto of its payment obligations hereunder that shall have continued for thirty (30) days after notice thereof was provided to the alleged defaulting party by the non-defaulting party; provided that, in the event of a good faith payment dispute, such thirty (30)-day cure period shall be extended through the thirtieth (30th) day following the date on which such dispute is resolved if the alleged defaulting party paid all undisputed amounts when due and provided the non-defaulting party with a reasonably detailed written explanation of the alleged defaulting party’s basis for disputing the payment obligation within the thirty (30)-day period following the notice of the default by the non-defaulting party.

Notwithstanding anything to the contrary contained herein, for purposes of determining the existence of any “Material Default,” no party shall be deemed to be in material breach or material default if its actions or omissions resulted from (x) compliance with any decision of a committee or subcommittee under this Agreement that is mutually agreed to in writing by the parties, or (y) compliance with any Law or the express terms of this Agreement.

1.41 “Minor Indication” means all treatment of [*********************************************************** **************************************************************************************************** ******************************] and any other cancers within the Field, other than any Major Indications or Intermediate Indications.

1.42 “NDA” means a new drug application or a supplemental new drug application filed under the FDCA filed with the FDA with respect to a pharmaceutical product.

1.43 “Net Sales” means with respect to a Licensed Product, the amount invoiced by PFIZER or its Affiliate or a Third Party sublicensee for sales of such Licensed Product, to Third Parties, less (i) actual bad debts related to such Licensed Product and (ii) sales returns and allowances actually paid, granted or accrued, including, without limitation, trade, quantity and cash discounts and any other adjustments, including, but not limited to, granted on account of price adjustments, billing errors, rejected goods, damaged or defective goods, recalls, rebates, chargeback rebates, reimbursements or similar payments granted or given to wholesalers or other distributors, buying groups, health care insurance carriers or other institutions or arising in connection with any Pfizer Discount or Savings Program (as defined below), customs or excise

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes) or duties relating to sales and any payment in respect of sales to the United States government, any State government or any foreign government, or to any Governmental Authority or Regulatory Authority, or with respect to any government-subsidized program or managed care organization, and freight and insurance (to the extent that PFIZER bears the cost of freight and insurance for a Licensed Product). Net Sales shall be determined from books and records maintained in accordance with generally acceptable accounting principles in the United States, consistently applied. For purposes of this definition of “Net Sales” only, “Pfizer Discount or Savings Program” means any discount, rebate or reimbursement program applicable to a Licensed Product under which PFIZER or its Affiliates provides to low income, uninsured or other patients the opportunity to purchase PFIZER pharmaceutical products at discounted prices.

1.44 “NIAID” means the National Institute of Allergy and Infectious Diseases, a division of the United States National Institutes of Health

1.45 “NSCLC” means non-small cell lung cancer.

1.46 “OHRI License Agreement” means the License Agreement, effective as of September 1, 1998, between The Ottawa Health Research Institute at the Ottawa Hospital (successor in interest to The Loeb Health Research Institute at Ottawa Hospital) (“OHRI”) and Coley Inc. (formerly known as CpG ImmunoPharmaceuticals, Inc.), as amended on September 25, 2001.

1.47 “Oligodeoxynucleotide” means an oligomer or polymer of nucleotides or nucleoside monomers, i.e., molecules comprising a sugar (e.g. ribose or deoxyribose) and an exchangeable organic base, which is either a substituted pyrimidine (e.g. cytosine (C), thymine (T) or uracil (U)) or a substituted purine (e.g., adenine (A) or guanine (G)) or a modified base, optionally including a linker moiety between each monomer, such as but not limited to, one or more phosphodiester bonds, phosphorothioate bonds, or mixed phosphodiester/phosphorothioate bonds, which [**************************************************************** *****************************] in the [*************************************] to the [********************* **********]. As used herein, “Oligodeoxynucleotide” may include [********************************************* **********************************************************************]. The term “Oligedeoxynucleotide” shall also include [****************************************************************]. For example and without limitation, the definition of “Oligedeoxynucleotide” includes [*******************************] that [******************************* ********************************************************] and [***********************************]. Thus, [******************************************]. In addition, [**************************] may include [************ **********************]. Thus the [*****************************************************************]. The [*************] and [*****************] of the [********************************************************** ****************************************************] and [****************************************** ************************************************************************************************ ********************************************************************************************] and [**********************] The term “Oligodeosynucleotide” shall include [***************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.48 “Pfizer Confidential Information” means all information about any element of Pfizer Technology or any other information that is disclosed by PFIZER to COLEY (whether orally or in writing) in connection with this Agreement, including but not limited to all information disclosed by PFIZER to COLEY in the course of PFIZER’s performance of this Agreement and (x) in the case of oral information, is outlined in a summary prepared by PFIZER and delivered to COLEY promptly after such disclosure and (y) in the case of written information, is designated “Confidential” in writing by PFIZER at the time of disclosure to COLEY, in each case, only to the extent that such information is not (i) as of the date of disclosure to COLEY, known to COLEY other than by virtue of a prior confidential disclosure to COLEY by PFIZER, as demonstrated by COLEY’s written records, or (ii) disclosed in published literature, or otherwise generally known to the public through no fault or omission of COLEY; or (iii) obtained from a third party free from any obligation of confidentiality to PFIZER; or (iv) independently developed by COLEY without access to the Pfizer Confidential Information, as demonstrated by COLEY’s written records. All information about the existence and terms of this Agreement shall be considered Coley Confidential Information and Pfizer Confidential Information.

1.49 “Pfizer Quarter” means (i) in the United States, each of the four (4) thirteen (13) week periods as used by PFIZER in its audited financial reports, the first commencing on January 1 of any year, and (ii) in any country in the Territory other than the United States, each of the four (4) thirteen (13) week periods as used by PFIZER in its audited financial reports, the first commencing on December 1 of any year.

1.50 “Pfizer Substance” means any independently therapeutically active substance that is owned by PFIZER or any of its Affiliates, other than any substance (x) the rights to which were acquired by license by PFIZER or any of its Affiliate from any Third Party or (y) that involves the payment of a royalty by PFIZER or any of its Affiliates to a Third Party, in each case, primarily for the purpose of developing, making and selling any Licensed Product.

1.51 “Pfizer Technology” means all scientific and technical information and data, including, without limitation, know-how, trade secrets and technology related thereto, hereafter during the term of this Agreement owned or controlled by PFIZER or any of its Affiliates that relate to the Compound, any Research Compound or any Licensed Product, including but not limited to: (a) medical, clinical, toxicological or other scientific data, and (b) processes and analytical methodology used in the development, formulation, testing, analysis, manufacture or packaging of any Compound, Research Compound or Licensed Product.

1.52 “Pfizer Year” means (i) in the United States, each of the twelve (12) month periods as used by PFIZER in its audited financial reports, the first commencing on January 1 of any year and ending on December 31 of such year and (ii) in any country in the Territory other than the United States, each of the twelve (12) month periods as used by PFIZER in its audited financial reports, the first commencing on December 1 of any year and ending on November 30 of the following year.

1.53 “Pharmacovigilance Agreement” means the Pharmacovigilance Agreement entered into by Coley Inc. and PFIZER on the date hereof, as the same may be amended from time to time.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.54 “Phase II Clinical Study” means a clinical study, other than a Phase III Clinical Study, designed to evaluate the efficacy of a drug. A Phase II Clinical Study is deemed to commence upon enrollment of the first human subject.

1.55 “Phase III Clinical Study” means one or more clinical studies that are intended to form the primary basis of an efficacy claim for purposes of a Regulatory Approval. A Phase III Clinical Study is deemed to commence upon enrollment of the first human subject in the first such study for a given Indication.

1.56 “Price Approval” means, in countries where Governmental Authorities or Regulatory Authorities authorize for reimbursement, or approve or determine pricing for pharmaceutical products for reimbursement or otherwise, such authorization, approval or determination.

1.57 “Product” means any Covered Product in all dosage strengths and formulations that contains the Compound as its sole therapeutically active substance, other than any Combination Product or Vaccine Product.

1.58 “Product Liability” means any and all Losses (as defined in Section 13.3) resulting from claims of Third Parties relating to any death or bodily injury caused by the use of the Licensed Products manufactured or sold by PFIZER or its Affiliates.

1.59 “ProMune Product” means any Product, Combination Product or Vaccine Product.

1.60 “Regulatory Authority” means any Governmental Authority with responsibility for granting any licenses or approvals (with the exception of Price Approvals) necessary for the marketing and sale of pharmaceutical products, including, without limitation, any drug regulatory authority of countries of the European Union, Japan and the FDA, and where the context admits, any ethics committee or any equivalent review board.

1.61 “Regulatory Approval” means authorization granted by a Regulatory Authority to market and sell a Licensed Product in a country in the Territory that is required before the Licensed Product may be commercially marketed and sold in such country.

1.62 “Research Combination Product” means any Covered Product in all dosage strengths and formulations (other than a Research Vaccine Product) in which a Combination Ingredient is either (a) physically, chemically or otherwise combined or mixed with a Research Compound (including without limitation any Combination Ingredient that is covalently linked to a Research Compound) to produce a single entity for commercial distribution or (b) packaged together with a Research Compound or any Licensed Product that contains a Research Compound (other than a Vaccine Product) in a single package or unit for commercial distribution.

1.63 “Research Compound” means (i) any compound that is designed and screened by COLEY specifically for PFIZER, and that is delivered to, and selected by, PFIZER pursuant to Section 2.2 of the Screening and Evaluation Agreement and (ii) any salts, esters, ethers, amides, and amines of any compound referred to in clause (i). In connection with clause (ii) of this definition of Research Compound, the parties agree that PFIZER shall be permitted to make any of the changes recited in (ii) to any portion of a Research Compound molecule, including,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

without limitation, to a base, DNA sugar, backbone moiety, or combinations thereof, provided that [**********************************************] in the [***********************] and [************************* *] of the [***************************] or [*************].

1.64 “Research Compound Patent Rights” shall have the meaning assigned thereto in the Screening and Evaluation Agreement.

1.65 “Research Product” means any Covered Product in all dosage strengths and formulations that contains a Research Compound as its sole therapeutically active substance, other than any Research Combination Product or Research Vaccine Product.

1.66 “Research Vaccine Product” means any Covered Product in all dosage strengths and formulations that contains at least one Research Compound and at least one Tumor Antigen (other than a Coley Substance) and in which the Research Compound induces, augments or enhances a Tumor Antigen-specific immune response.

1.67 “Royalty Term” means on a country-by-country and Licensed Product-by-Licensed Product basis, the period beginning on the date of the Launch of a Licensed Product and ending on the last day on which royalty payments are payable by PFIZER to COLEY pursuant to Section 5.4.

1.68 “Screening and Evaluation Agreement” means the Screening and Evaluation Agreement entered into by Coley Inc. and PFIZER on the date hereof, as the same may be amended from time to time.

1.69 “Special Protocol Assessment Meeting” means a meeting conducted pursuant to FDCA Section 505(b)(4) for the purpose of reaching agreement on the design and size of a Phase III Clinical Study.

1.70 “Specialty Dermatologist” means any board certified dermatologist or other dermatology specialist approved by PFIZER in accordance with the procedures outlined in Section 4.10(g).

1.71 “Stock Purchase Agreement” means the Stock Purchase Agreement entered into by Coley Inc. and PFIZER on the date hereof, as the same may be amended from time to time.

1.72 “Term” means the period beginning on the Effective Date and ending on the earlier of (i) the date of expiration of the last Royalty Term and (ii) the effective date of any termination pursuant to Section 8.2(e) or Section 12.1.

1.73 “Territory” means the entire world.

1.74 “Third Party” means a person or entity other than (a) PFIZER, (b) COLEY or (c) an Affiliate of either PFIZER or COLEY.

1.75 “[*********************]” shall have the meaning assigned to it in Section 5.3(b)(ii)(A).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.76 “Third Party Licensees” means the individuals and entities with certain license rights pursuant to agreements as set forth on Schedule 8.2(a) attached hereto.

1.77 “Third Party Substance” shall have the meaning defined in Section 5.3(b)(ii).

1.78 “Transition Plan” means the Transition Plan attached as Exhibit B hereto, as the same may be amended from time to time.

1.79 “Tumor Antigen” means any ingredient that is associated with a tumor cell, or is an antigenic mimic of a component of a tumor cell, and that, either alone or as part of a Vaccine Product, elicits a tumor antigen-specific immune response to but not limited to, such tumor antigen and/or live tumor cells, killed tumor cells, tumor cell membranes, subunits of tumor cells or components, fragments or extracts thereof (including, but not limited to, polysaccharides, polysaccharide subconjugates, peptides, proteins, recombinant proteins, glycoproteins, glycolipids and fragments thereof).

1.80 “Tumor Type” means each of the following separate tumor disease areas: (i) breast cancer; (ii) NSCLC; (iii) colorectal cancer; (iv) non-Hodgkin’s lymphoma; (v) prostate cancer; (vi) gastric cancer; and (vii) ovarian cancer.

1.81 “UIRF License Agreement” means the License Agreement, entered into as of March 31, 1997, between the University of Iowa Research Foundation (“UIRF”) and COLEY. (formerly known as CpG ImmunoPharmaceuticals, Inc.), as amended on March 7, 2001.

1.82 “Vaccine Adjuvant” means a compound or composition used to induce, augment or enhance the Antigen-specific response of an Antigen.

1.83 “Vaccine Product” means any Covered Product in all dosage strengths and formulations that contains the Compound and at least one Tumor Antigen (other than a Coley Substance) and in which the Compound induces, augments or enhances a Tumor Antigen-specific immune response.

1.84 “Valid Claim” means any claim [************************************************************************ **********] from an issued and unexpired patent included within patents under the Coley Patent Rights which has not been revoked or held unenforceable or invalid by a final, nonappealable decision of a court or other Governmental Authority of competent jurisdiction or unappealed within the time allowable for appeal, and which has not been explicitly disclaimed, or admitted by COLEY to be invalid or unenforceable or of a scope not covering Licensed Products through reissue, disclaimer or otherwise. [******* [********************************************************************************************************** *********************************************************************************************************** *****************************] this Agreement [*****] and [************************************].

1.85 “Variant” means any change to the Compound or Research Compound, excluding changes to the nucleotide sequence, which [***************************************************************************************************** ***********************************************************************************************************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

***************] and which may optionally include modifications to the sugar or linker moieties or a combination of the two. For example and without limitation, a Variant may include a linker moiety between each monomer, such as but not limited to, one or more phosphodiester bonds, phosphorothioate bonds, or mixed phosphodiester/phosphorothioate bonds. Further, a Variant may include one or more nucleotides or nucleosides comprising ribose sugars, as well as one or more oligomers comprising oligoribonucleotides. A Variant may include a 2’-O-alkylated ribose group or an arabinose instead of ribose. Thus, a Variant may be heterogeneous or homogeneous in backbone composition.

Section 2. LICENSE GRANT.

2.1 Exclusive Licenses. Subject to the terms of this Agreement and subject to the rights as of the date hereof granted to a Third Party pursuant to the license agreement identified in Schedule 1.28, with respect to the rights owned or controlled by each of them, each of the Coley Entities hereby grants to PFIZER, and PFIZER hereby accepts: (i) an exclusive license (even as to each of the Coley Entities), including the right to sublicense, under the Coley Patent Rights to make, have made, use, sell, offer for sale and import the Compound, any Research Compound and any Licensed Product in the Field in the Territory, (ii) an exclusive license (even as to each of the Coley Entities), including the right to sublicense, to use Coley Technology and Coley Confidential Information to the extent reasonably useful for the manufacture, use, sale, offer for sale and importation of the Compound, any Research Compound and any Licensed Product in the Field in the Territory; provided that with respect to any Coley Patent Rights and Coley Technology that any Coley Entity or any of their respective Affiliates hereafter acquires from a Third Party (whether by purchase, license, assignment or other means), such Coley Entity shall only be required to grant PFIZER a license to such Coley Patent Rights or Coley Technology to the extent permitted under its agreement with such Third Party and if such Coley Patent Rights or Coley Technology is reasonably necessary for the manufacture, use, sale, offer for sale or importation of the Compound, any Research Compound or any Licensed Product in the Field in the Territory; provided, further, that each Coley Entity or Affiliate thereof shall negotiate in good faith with any such Third Party to obtain the right to grant PFIZER such license, and to the extent that such Coley Entity or Affiliate incurs any additional applicable milestone and royalty obligations to a Third Party as a direct result of the license granted to PFIZER, PFIZER shall pay such Coley Entity such additional royalty obligation amounts, (iii) with respect to the OHRI License Agreement, an exclusive sublicense (even as to each of the Coley Entities), including the right to sublicense, under the Coley Patent Rights and Coley Technology licensed to COLEY thereunder to make, have made, use, sell, offer for sale and import the Compound, any Research Compound and any Licensed Product in the Field in the Territory and (iv) with respect to the UIRF License Agreement, an exclusive sublicense (even as to each of the Coley Entities), including the right to sublicense, under the Coley Patent Rights and Coley Technology licensed to COLEY thereunder to make, have made, use, sell, offer for sale and import the Compound, any Research Compound and any Licensed Product in the Field in the Territory. PFIZER will promptly notify COLEY of any sublicense under this Section 2.1 and provide copies of any such sublicenses granted by PFIZER to a Third Party in final, executed form. PFIZER shall require any such Third Party sublicensee to confirm in writing to COLEY that it will comply with all of the covenants, agreements and obligations of PFIZER

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

hereunder and shall guarantee that any sublicensee fulfills all of PFIZER’s obligations under this Agreement. PFIZER shall not be relieved of its obligations pursuant to this Agreement by virtue of any such sublicense. Except as expressly provided by the licenses granted in this Section 2 and any license granted in the Screening and Evaluation Agreement, PFIZER shall have no rights to use the Coley Patent Rights, Coley Technology, Compound, Research Compounds and Licensed Products for any other purpose.

2.2 Non-Exclusive License. Subject to the terms of this Agreement, with respect to the rights owned or controlled by each of them, each of the Coley Entities hereby grants to PFIZER, and PFIZER hereby accepts a nonexclusive, worldwide, royalty-free license, including the right to sublicense, under the Coley Patent Rights in the Field, the Coley Technology in the Field, and the Coley Confidential Information, to make, have made, use, sell, offer for sale and import any molecule that is incidental to the manufacture and use of the Compound, any Research Compound, any Licensed Product or any Generic Product.

2.3 Clinical Development License. With respect to the rights owned or controlled by each of them, each of the Coley Entities hereby grants to PFIZER, and PFIZER hereby accepts an exclusive license (even as to each of the Coley Entities), including the right to sublicense, under the Coley Patent Rights, the Coley Technology, and the Coley Confidential Information, to make, have made, use, sell, offer for sale and import the Compound, any Research Compound and any Licensed Product, for any clinical study in the Territory (i) [********************************************] or [************************] or (ii) [***************** *****************************************] provided that, [***********************************************] may include (x) [**********************] that is [*******************************************] or (y) [****************** ********************] for the [*********************] of [*************] that [************************************ *********]. For purposes of this Section 2.3 [***********************] means [*************************************** ****] or [*********] that [******************] a [********************] in [***********************] from [*********** *******************************].

2.4 Research Licenses. Without limiting any of the licenses granted in this Section 2, each of the Coley Entities hereby grants to PFIZER a nonexclusive, irrevocable, worldwide, royalty-free, perpetual license, including the right to sublicense to Affiliates, to use for all research purposes the Coley Technology (excluding any patents relating thereto) disclosed to PFIZER during the Term; provided that PFIZER shall not have any right to use the Coley Technology for the sale or manufacture for sale of products or processes. PFIZER hereby grants to COLEY, and COLEY hereby accepts a nonexclusive, irrevocable, worldwide, royalty-free, perpetual license, including the right to sublicense to Affiliates, to use for all research purposes the Pfizer Technology (excluding any patents relating thereto) disclosed to COLEY during the Term; provided that COLEY shall not have any rights to use the Pfizer Technology for the sale or manufacture for sale of products or processes.

2.5 License Grant to Coley.

(a) Subject to the provisions of this Section 2.5, PFIZER hereby grants to COLEY a non-exclusive license, including the right to sublicense solely to Affiliates of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

COLEY, in the Territory under Pfizer Use Patent Claims (as defined below) which are determined to include Infringing Claims (as defined below) for use in connection with Covered ODNs (as defined below) outside the Field to the extent otherwise not prohibited by this Agreement.

(b) Subject to the provisions of this Section 2.5, PFIZER hereby grants to COLEY a non-exclusive license, including the right to sublicense to Permitted Sublicensees (as defined below), in the Territory under Pfizer Process Patent Claims (as defined below) for use in connection with the manufacture of Covered ODNs.

(c) For purposes of this Section 2.5, (i) “Pfizer Use Patent Claims” shall mean any claims contained in any issued patent hereafter during the Term of this Agreement owned or controlled by PFIZER or its Affiliates, which claims are directed to the therapeutic use of any Covered ODN (in each case as the sole therapeutically active ingredient) and where the inventive work Derived from the Collaboration (as defined below); (ii) “Infringing Claims” means any Pfizer Use Patent Claims which are found, as specified below, as of the Date of Determination (as defined below), to literally infringe any issued claim of a patent owned or controlled by COLEY or any of its Affiliates; (iii) “Permitted Sublicensees” shall mean any Affiliate of COLEY or any Third Party that manufactures Covered ODNs for COLEY or any sublicensee of COLEY having rights thereto; (iv) “Pfizer Process Patent Claims” shall mean any claims contained in any issued patent hereafter during the Term of this Agreement owned or controlled by PFIZER or its Affiliates, which claims are directed to any manufacturing process (including, without limitation, synthesis, purification or analytical methods) that have been used by PFIZER or its Affiliates in the manufacturing or processing of bulk active substance for the Compound or a Research Compound; (v) “Covered ODNs” means [************ **************************************************************************************************** ******** ****** *******************************************]; (vi) “Derived from the Collaboration” means those circumstances under which the conception or reduction to practice of an invention is materially related to performance of activities of PFIZER employees under the Screening and Evaluation Agreement or this Agreement.

(d) In determining whether any Pfizer Use Claims are Infringing Claims, the following procedure will be used:

(i)	Promptly upon the issuance to PFIZER or any Affiliate of PFIZER of any Pfizer Use Patent Claims in each of USA, any Major EU Country (United Kingdom, France, Germany, Spain and Italy), and Japan, PFIZER will determine and notify COLEY whether PFIZER believes, as of the date of issuance of each such Pfizer Use Patent Claims (the “Date of Determination”) in the respective country, whether such Pfizer Use Patent Claim literally infringes for each such country any issued patents for Covered ODNs owned or controlled by COLEY as of the Determination Date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii)	If after discussing the foregoing with COLEY, PFIZER and COLEY do not agree as to whether any Pfizer Use Patent Claims is an Infringing Claim regarding such country, then COLEY and PFIZER shall agree upon and appoint an independent outside patent counsel, licensed in the relevant country, who shall render a legal opinion regarding such infringement, which opinion shall be binding on the parties for the purposes of this Section 2.5.

(e) Each license granted under Section 2.5(a) shall terminate, on a country-by-country basis, on the date the relevant Coley patent which formed the basis for the infringement determination expires or is found invalid or unenforceable by a court of competent jurisdiction. In addition, all licenses granted to COLEY under Sections 2.5(a) and 2.5(b) shall terminate upon a Change of Control of COLEY and upon expiration or termination of this Agreement.

(f) Notwithstanding the foregoing, with respect to any Pfizer Use Patent Claims or Pfizer Process Patent Claims that PFIZER hereafter acquires from a Third Party (whether by purchase, license, assignment or other means), PFIZER shall only be required to grant COLEY a sublicense to such patent claims to the extent permitted under its agreement with such Third Party; provided that PFIZER shall negotiate in good faith with any such Third Party to obtain the right to grant COLEY such sublicense and COLEY shall be responsible for any applicable milestone payments and royalty obligations to such Third Party for such sublicense.

(g) In consideration of the license granted [***************] under this Section 2.5, [**************************** ****************************************************************************************************** *********************************************** **************************************************] which are [********************************************************************************************* *** *********************************************] this Section 2.5. [************************************** *****************************].

Section 3. HSR.

3.1 HSR. Promptly following signing of this Agreement and, so long as COLEY delivers to PFIZER all required information in a timely manner, in no event later than fifteen (15) Business Days after the signing of this Agreement, PFIZER and COLEY (or its Affiliate) shall take (i) all actions necessary to make the filing required under the HSR Act, and (ii) promptly reply to any requests for information received from the United States Federal Trade Commission (“FTC”) or Antitrust Division of the United States Department of Justice (“DoJ”) pursuant to the HSR Act. The parties shall, to the extent reasonably practicable, consult with one another prior to making any filings, responses to inquiries or other contacts with the FTC or DoJ concerning the transactions contemplated hereby. PFIZER shall be responsible for the payment of all fees and costs associated with the HSR filing.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 4. DEVELOPMENT; MANUFACTURING; COMMERCIALIZATION.

4.1 Transition Plan. In order to ensure the smooth transition of ongoing development activities for the Compound that are subject to PFIZER’s licenses under this Agreement and to facilitate the transfer of the Coley Patent Rights in the Field and the Coley Technology in the Field to PFIZER, the parties are entering into the Transition Plan attached as Exhibit B hereto on the date hereof to be effective on the Effective Date.

4.2 Pfizer Development Activities. Other than as expressly provided in Sections 4.3, 4.5 and 4.10 below and in the Screening and Evaluation Agreement, PFIZER shall have the exclusive right and responsibility to plan and implement all research and development activities for the Compound and any and all Research Compounds and Licensed Products, and all decisions with respect to the creation, modification and implementation of all such research and development activities shall be made by PFIZER in its sole discretion and at its sole cost. Nothing in this Section 4.2 shall modify PFIZER’s obligations under Sections 4.4, 4.6, 4.7 and 4.8.

4.3 Coley Development Activities.

(a) Coley Indication.

(i) COLEY shall have the right to continue to develop the Compound for the Coley Indication, as expressly provided in this Section 4.3 and the Transition Plan. COLEY shall have the right to (x) continue and complete its current Phase II trial for the Coley Indication as in effect on the date hereof under the Transition Plan (the “Existing Phase II Coley Indication Plan”), (y) subject to PFIZER’s approval through the Coley Indication Committee (as defined below), modify and/or expand the trial design for the Existing Phase II Coley Indication Plan (any and all such modifications or expansions, being hereinafter referred to as the “Expanded Phase II Coley Indication Plan”) and implement the Expanded Phase II Coley Indication Plan in accordance with such plan and (z) subject to PFIZER’s approval of the Phase III Coley Indication Plan (as defined below) through the Coley Indication Committee, conduct the Phase III Clinical Study for the Coley Indication in accordance with the Phase III Coley Indication Plan, beginning on the first anniversary of the commencement by PFIZER of the Phase III Clinical Study for NSCLC. By no later than December 31, 2005, COLEY shall deliver to PFIZER a detailed draft of its Phase III development plan for Compound for the Coley Indication (such plan, as approved and amended from time to time by the Coley Indication Committee, the “Phase III Coley Indication Plan”). All of COLEY’s development plans and activities (including, without limitation, all protocols, clinical study reports and budgets) for the Compound for the Coley Indication and any material modifications thereto or implementation thereof are subject to approval by PFIZER in its reasonable discretion through the Coley Indication Committee.

(ii) Upon the Effective Date, the parties shall establish a committee (the “Coley Indication Committee”) to discuss and approve the Expanded Phase II

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Coley Indication Plan and the Phase III Coley Indication Plan, to request a Special Protocol Assessment Meeting with the FDA for the Coley Indication and to discuss the commercialization of the Compound for the Coley Indication. The Coley Indication Committee will determine the frequency of its meetings and the timing for delivery of written reports on the Coley Indication, as appropriate. All meetings of the Coley Indication Committee shall be chaired by a representative appointed by PFIZER, who shall be knowledgeable about the clinical development of the Compound for the Coley Indication, and, in all cases, in the event of a deadlock between the PFIZER and COLEY representatives, the PFIZER chairperson shall have the deciding vote.

(iii) No later than ten (10) Business Days prior to the commencement of the first study under the final Expanded Phase II Coley Indication Plan that has been approved by the Coley Indication Committee, PFIZER shall pay to COLEY [***] of the budgeted amount for such study, and COLEY shall promptly commence the implementation of the Expanded Phase II Coley Indication Plan in accordance with the terms and provisions thereof. In accordance with the procedures set forth in this Section 4.3(a)(iii), [*******] shall be responsible for paying to [*******] the first [******************** *************] of costs incurred by COLEY in implementing the Phase III Coley Indication Plan. Any further costs incurred in connection with the implementation of the Phase III Coley Indication Plan will be shared equally by the parties; provided that [**************************************** ********************************************* ***********************]. COLEY’s total costs for implementing the Expanded Phase II Coley Indication Plan (all of which will be paid by PFIZER) and the Phase III Coley Indication Plan (which shall be split between the parties as set forth in this Section 4.3(a)(iii)) will be calculated at a rate equal to two and one half (2.5) times the amount of payments made by COLEY to the clinical sites that are conducting the clinical work for the Coley Indication, excluding any costs related to data management and specialized immunological assays for the Coley Indication (the “Non-Clinical Costs”). If, at PFIZER’s request, COLEY undertakes any data management or conducts any specialized immunological assays in connection with the development of the Compound for the Coley Indication, the parties shall discuss and agree on appropriate compensation for COLEY for such work. No later than ten (10) Business Days prior to the commencement of the first study under the final Phase III Coley Indication Plan that has been approved by the Coley Indication Committee, PFIZER shall pay to COLEY [***] of the budgeted amount for such study, and COLEY shall promptly commence the implementation of the Phase III Coley Indication Plan in accordance with the terms and provisions thereof. Within thirty (30) days after the end of each six-month period ending June 30 or December 31, COLEY shall provide PFIZER with a written report containing a reasonably detailed accounting of its payments to the clinical sites that are conducting the clinical work for the Coley Indication in connection with the implementation of the Expanded Phase II Coley Indication Plan and the Phase III Coley Indication Plan during such six-month period. Within twenty (20) Business Days of its receipt of such report, PFIZER shall pay to COLEY the amount, if any, due to COLEY under this Section 4.3(a)(iii).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iv) PFIZER and COLEY hereby agree that (x) the Coley Indication Plan attached as Exhibit C hereto (the “Coley Indication Plan”) is a reasonable and appropriate outline of a plan for the Expanded Phase II Coley Indication Plan and the Phase III Coley Indication Plan, (y) so long as the Phase II and Phase III clinical work for the Coley Indication is carried out in a manner generally consistent with the Coley Indication Plan (including any changes to the Coley Indication Plan made in response to feedback received from the FDA), except as provided in clause (z) below, PFIZER shall have no further obligation to COLEY to develop the Compound for the Coley Indication and (z) in no event (including as a result of feedback from the FDA in a Special Protocol Assessment Meeting or a Pre-NDA Meeting (as defined below) for the Coley Indication) shall PFIZER and COLEY be required to spend more than [**********************************], in the aggregate, in connection with the Expanded Phase II Coley Indication Plan and the Phase III Coley Indication Plan. Such [**********] includes any costs or expenses of Coley in performing data management or specialized immunological assays, [******************** *******************************************].

(v) Prior to finalizing the Phase III Coley Indication Plan, PFIZER will request a Special Protocol Assessment Meeting with the FDA to discuss such studies. After or near the conclusion of the Phase III Clinical Studies for the Coley Indication, PFIZER and COLEY will meet with the FDA in a Pre-NDA Meeting to discuss the results of such studies. Unless otherwise determined by the Coley Indication Committee, at each of the Special Protocol Assessment Meeting and the Pre-NDA Meeting for the Coley Indication, COLEY may have one representative present who may attend only as an observer. If, as a result of the Pre-NDA Meeting, the FDA does not uncover any major unresolved problems, PFIZER will use diligent efforts to file an NDA and seek Regulatory Approval from the FDA for the Compound for the Coley Indication. If the FDA does uncover a major unresolved problem, PFIZER’s obligations to COLEY to continue to develop the Compound for the Coley Indication shall be limited to those set forth in Section 4.3. “Pre-NDA Meeting” shall have the meaning given to it in 21 C.F.R. § 312.47(b)(2).

(b) Other Development Activities. For the three (3)-year period of time beginning within the first calendar quarter of 2006 and ending three (3) years thereafter, PFIZER shall pay to COLEY [*********************************************] per year for the development work to be specified in the Coley Work Plan; any amounts in excess of a total of [**********] for such development work must be mutually agreed to by the parties. The Coley Work Plan could include, without limitation, preclinical, clinical, biomarker work or other similar activities with respect to the Compound and will include the budget and deliverables for the activities to be conducted by COLEY. The Coley Work Plan will be updated, as appropriate, to reflect material changes and submitted to the Development Committee for approval as described in Section 4.5(a)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

below. PFIZER shall pay to COLEY [*******************] of the budgeted amount for each project or work activity prior to the commencement of such project or work activity and [*******************] of the budgeted amount upon the completion of the deliverable for each such project or work activity. If the scope or resources required for a deliverable changes materially during the course of the development activities, COLEY will promptly notify the Development Committee, and the Development Committee will work, in good faith, to modify the Coley Work Plan or adjust the budget, as appropriate.

4.4 Diligence. PFIZER shall use Commercially Reasonable Efforts to (i) commence a Phase III Clinical Study for NSCLC that is intended to be included in a submission for Regulatory Approval in the United States and the European Union, (ii) [********************************************************************************************************** *****************************************************************************] (iii) [************************ ********************************************************] and (iv) develop, seek Regulatory Approval for and commercialize Licensed Products in the Territory in the Field.

4.5 Development Committee.

(a) Development Committee. The parties shall establish a development committee (the “Development Committee”) to review and discuss current material clinical development activities and safety information relating to Licensed Products, approve and update the Coley Work Plan, and review and discuss, as appropriate, future material clinical development and regulatory plans for the Licensed Products. PFIZER and COLEY shall each appoint four (4) members to the Development Committee. PFIZER shall appoint one of its members to act as the committee chair and ensure that one of the four (4) PFIZER members of the Development Committee will be the person with primary responsibility and accountability for the development of the Licensed Products (the “Program Leader”). Substitutes, replacements or alternates may be appointed at any time, so long as the Program Leader continues to be a PFIZER member of the Development Committee and so long as the party proposing such substitution, replacement or alternate gives the other party reasonable prior notice thereof. The Development Committee shall not have any decision-making authority, except with respect to the Coley Work Plan, which the parties will discuss in good faith, and as set forth in the last sentence of Section 4.5(b) below. The initial Coley Work Plan and any material amendments thereto must be approved by both parties in their reasonable discretion.

(b) Meetings. Beginning no later than ninety (90) days after the Effective Date, the Development Committee shall meet quarterly until the first Launch of the first Licensed Product (the “Initial Period”). After the first Launch of the first Licensed Product, the Development Committee will meet semi-annually until PFIZER pays to COLEY the Commercial Milestone in accordance with Section 5.2 (the “Interim Period”). Thereafter, the Development Committee shall meet annually. All meetings of the Development Committee will be timed to follow the receipt of the Development Reports (as defined in Section 4.6 below) and will be held in person at a mutually agreeable time and a location to be designated by each party in turn in New York, Connecticut or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Massachusetts, or at another location agreed upon by the parties, unless the parties agree that any given meeting is not necessary or can be held by videoconference or teleconference. In addition to the Development Committee members, representatives of PFIZER or COLEY or both may attend such meetings at the invitation of either party and with reasonable prior notice thereof. The Development Committee will have the discretion to (i) form and charter additional sub-committees to discuss specific issues and make reports and recommendations to the full Development Committee and (ii) call additional meetings, as appropriate.

(c) Expenses. PFIZER and COLEY shall each bear all expenses of their respective members relating to their participation on the Development Committee.

4.6 Development Reports. (i) During the Initial Period, no later than sixty (60) days after the end of each calendar quarter, PFIZER shall provide written reports to COLEY containing (w) a summary of the regulatory activities for the Licensed Products, including any material changes in such activities since the prior reporting period, (x) a summary of the clinical study results for the Compound and the Research Compounds and Licensed Products, including any material changes in the clinical activities since the prior reporting period, (y) as deemed appropriate by PFIZER in its reasonable discretion, other development activities for the Licensed Products (which may include material changes in the projected timelines) and (z) a summary of material planned regulatory and clinical activities for the four (4) calendar quarters following such reporting period; the relevant reporting period shall be the three (3)-month period ending March 31, June 30, September 30 or December 31 of each calendar year preceding such report, as applicable; (ii) during the Interim Period, no later than sixty (60) days after the end of each six (6)-month period ending June 30 and December 31 of each calendar year, PFIZER shall provide written reports to COLEY containing the information specified in clause (i) above for the six (6)-month reporting period ending June 30 or December 31 of each calendar year preceding such report and a summary of material planned regulatory and clinical activities for the following two (2) six (6)-month periods ending December 31 and June 30; and (iii) thereafter, no later than sixty (60) days after the end of each calendar year, PFIZER shall provide written reports to COLEY containing the information specified in clause (i) above for each calendar year preceding such report and a summary of material planned regulatory and clinical activities for the following calendar year (each report referred to in clauses (i), (ii) and (iii), a “Development Report”). All Development Reports shall be deemed Pfizer Confidential Information; provided that, to the extent required by the UIRF License Agreement and the OHRI License Agreement, Coley shall be permitted to disclose summaries of Development Reports provided by PFIZER to COLEY, subject to appropriate confidentiality agreements, to each of UIRF and OHRI.

4.7 Manufacturing.

(a) Other than as expressly provided in the Screening and Evaluation Agreement, the Transition Plan, the Coley Work Plan and this Section 4.7, PFIZER shall have the exclusive right and responsibility for the manufacture (for the avoidance of doubt, either by manufacturing itself, through its Affiliates or by an arrangement with a Third Party) of all pre-clinical, clinical and commercial quantities of Licensed Products and the Compound and Research Compounds required therefor.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) PFIZER agrees not to request or take any action that would prevent COLEY from entering into its own supply arrangement with either the same Third Party that has entered into a supply arrangement with PFIZER or any other Third Party for the purpose of allowing COLEY to exercise its retained rights to the Coley Patent Rights and the Coley Technology to the extent permitted under this Agreement.

(c) PFIZER agrees, within twenty (20) Business Days after the Effective Date, [********************************* *************************************************] and set forth on Schedule 4.7(c) attached hereto [************ ****************] of the [*****************************************] set forth on Schedule 4.7(c) [**********]. If [**************************] of the [*****************************************] set forth on Schedule 4.7(c) [************************************************] then [*********************************************** ************************] set forth on Schedule 4.7(c) [*************************************] of [************* *************] or [***********************]. It is understood that COLEY shall have no obligation to incur any costs relating to manufacturing prior to the Effective Date, and any decision to incur such costs shall be made in COLEY’s sole discretion.

(d) PFIZER agrees that any Licensed Product produced for sale in the United States and embraced by a Valid Claim under a Coley Patent Right listed on Exhibit A with UIRF identified as an Assignee will be manufactured substantially in the United States, unless any waiver of such requirement is obtained. COLEY shall, at PFIZER’s request and expense, assist, and cause UIRF to assist, PFIZER in attempting to obtain such a waiver, should PFIZER determine to do so.

4.8 Regulatory Responsibilities.

(a) PFIZER shall have the exclusive right and responsibility (i) for all filings and approvals with Governmental Authorities relating to the Compound and any Research Compounds and Licensed Products in the Territory in the Field (including, for the avoidance of doubt, any filings or approvals for the Coley Indication) and (ii) except as expressly set forth in Section 4.10, for planning and implementing all commercialization activities related thereto. PFIZER shall have the exclusive right and responsibility for all reimbursement matters relating to Medicare, formularies, managed care organizations or other similar groups with respect to all Licensed Products. Except as expressly set forth in Section 4.10, PFIZER shall be solely responsible for all costs related to regulatory and commercialization matters. Nothing in this Section 4.8 shall modify PFIZER’s obligations under Sections 4.3 and 4.4.

(b) PFIZER further agrees (x) with respect to [********************** *********] or [*************] for any [*************************************] as [***********] for [****************] and to include [*************** *********] and (y) with respect to [******************************************************************* ****************************************************************************] or [********************** *******************************] for [**************] to [**********] as [*********] for [********************* ********************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c) The parties shall exchange adverse event reports and other safety information relating to the Compound in accordance with the Pharmacovigilance Agreement. In addition, PFIZER shall provide to COLEY summary reports of safety information pertaining to each Licensed Product on an annual basis. This Section 4.8(c) shall survive and continue for so long as PFIZER is subject to any Governmental Authority requirement to report safety information relating to any Licensed Product.

4.9 Post-Development Committee:

(a) Post-Development Committee. Within six (6) months of the Effective Date, the parties shall establish a committee (the “Post-Development Committee”) to provide certain information to Coley and be a forum for discussion. The Post-Development Committee shall have no decision-making authority. The Post-Development Committee will review and discuss (i) PFIZER’s [********************************] activities for the prior reporting period, (ii) [********************] and [*********** ************************************************], (iii) an overview of the [*******************], if any, for such year, which overview shall include material deemed appropriate by PFIZER in its reasonable discretion, and (iv) as deemed appropriate by PFIZER in its reasonable discretion, other [**************] and [*********] activities which may include [********************************** *********] and [********************] for [********************]. PFIZER shall appoint no less than two (2) and COLEY shall appoint no more than five (5) members to the Post-Development Committee. PFIZER shall appoint one of its members to act as the committee chair and ensure that its members are knowledgeable about the matters addressed by such committee. Substitutes, replacements or alternates may be appointed at any time so long as both parties continue to comply with this Section 4.9(a) and so long as the party proposing such substitution, replacement or alternate gives the other party reasonable prior notice thereof.

(b) Meetings. The first meeting of the Post-Development Committee shall occur [*************************]. For the period of time beginning [**************] and ending on [***************************************************** *********************], the Post-Development Committee shall meet [**********]. For the period beginning on [******* ********** *********************************************************] and ending on [********************* *******], the Post-Development Committee shall meet [*************]. Thereafter, the Post-Development Committee shall meet [********]. All meetings of the Post-Development Committee will be held in person at a mutually agreeable time and a location to be designated by each party in turn in New York, Connecticut or Massachusetts, or at another location agreed upon by the parties, unless the parties agree that any given meeting is not necessary or can be held by videoconference or teleconference. The committee chair shall be responsible for scheduling the meetings.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c) Expenses. PFIZER and COLEY shall each bear all expenses of their respective members relating to their participation on the Post-Development Committee.

(d) Medical Symposia, Advisory Boards or other Meetings with Key Opinion Leaders. PFIZER agrees that, if it is planning to hold such a meeting, at least one member of COLEY’s management shall have the right to attend (at COLEY’s sole expense) at least one major advisory board meeting in the United States that addresses the use of the Compound for the Coley Indication; provided that such COLEY person shall attend only for the portion of such meeting that is directly related to the Coley Indication. With PFIZER’s prior consent, COLEY may plan medical symposia, advisory board meetings or other meetings with key opinion leaders or outside experts that address the use of the Compound for the Coley Indication; provided that, at PFIZER’s sole cost, at least one PFIZER representative shall have the right to participate therein.

4.10 Coley Commercialization Rights. COLEY shall have the option to Detail the Product in the United States for the Coley Indication, subject to the following terms and conditions:

(a) No later than [**************] before the anticipated filing with the FDA by PFIZER for Regulatory Approval of the Coley Indication, [*************************************************************************************** **********] for the Coley Indication. No later than three (3) months before the anticipated filing with the FDA by PFIZER for Regulatory Approval of the Coley Indication, PFIZER shall notify COLEY of such anticipated filing, and no later than sixty (60) days thereafter, COLEY shall have the right to elect, upon notice to PFIZER, to Detail the Product for the Coley Indication to Specialty Dermatologists as provided herein.

(b) Any Detailing by COLEY of the Product for the Coley Indication shall be for a [*************] period, commencing on the date of Launch in the United States of the Product for the Coley Indication. COLEY shall have the right to terminate Detailing of the Product for the Coley Indication on the [**********************************************] anniversaries of the Launch in the United States of the Product for the Coley Indication upon ninety (90) days’ notice to PFIZER. If PFIZER agrees, COLEY may extend the initial [*************] period for [***********************] by giving PFIZER notice no later than six (6) months prior to the expiration of such [*************] period. If COLEY fails to give such notice of extension, COLEY’s rights to Detail the Product hereunder shall terminate at the end of such [*************] period. If COLEY gives such notice of extension and PFIZER approves the extension, COLEY’s rights to Detail the Product for the Coley Indication hereunder shall terminate on the [************************] of the Launch in the United States of the Product for the Coley Indication.

(c) COLEY’s right to Detail the Product shall be contingent upon COLEY’s employment of (i) sales representatives who at the time of employment by COLEY have not less than two (2) years of branded, single-source prescription pharmaceutical sales experience in the United States (collectively, the “Coley Sales Representatives”), (ii)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[*****************************************************************************] to manage and monitor the COLEY sales representatives, with each such sales manager having at the time of employment by COLEY not less than two (2) years of experience in supervising pharmaceutical sales representatives and (iii) at least two (2) sales force trainers who at the time of employment by COLEY have not less than two (2) years of experience in adult training and platform and facilitator skills in the pharmaceutical industry, including part-time experience (the “Coley Sales Force Trainers”, and, together with the Coley Sales Representatives and the Coley sales manager(s), collectively, the “Coley Sales Force”). The parties agree that the Coley Sales Force Trainers may be independent contractors of COLEY, so long as each such Coley Sales Force Trainer enters into an appropriate confidentiality agreement.

(d) COLEY shall have sole responsibility for all costs and expenses in connection with the Coley Sales Force, including, without limitation, salaries, travel expenses and other expenses, providing benefits, deducting federal, state and local payroll taxes, FICA contributions, FUI, DUI and any similar taxes and paying Workers’ Compensation premiums, unemployment insurance contributions and any other payments required by Law to be made on behalf of employees. Nothing in this Agreement shall be construed to conclude that any member of the Coley Sales Force or any other agents or employees of COLEY are agents or employees of PFIZER or subject to PFIZER’s direction and control. COLEY shall have sole authority over the terms and conditions of the Coley Sales Force employment, including their selection, management and discharge.

(e) Each member of the Coley Sales Force Detailing the Product shall have successfully completed the Training Program (as defined below) (either as provided by PFIZER, by one of the Coley Sales Force Trainers who has received training by PFIZER or another Coley Sales Force Trainer) prior to conducting any Details of the Product. A member of the Coley Sales Force shall have successfully completed the Training Program if he or she has received at least as high a grade on all quizzes and exams that make up the Training Program as PFIZER requires of its own sales representatives at the time such Training Program is conducted. Each member of the Coley Sales Force may take a quiz or exam that makes up the Training Program [*********] times. If after the [**********] time such individual has not received at least as high a grade on such quiz or exam as PFIZER requires of its own sales representatives at the time, under no circumstances can such individual remain a member of the Coley Sales Force or Detail the Product for the Coley Indication. For the avoidance of doubt, unless PFIZER’s prior consent has been obtained, no member of the Coley Sales Force may promote the Product or discuss disease concepts with any medical professional, including without limitation any Specialty Dermatologist, until after both (x) the Launch of the Product for the Coley Indication in the United States and (y) he or she has successfully completed the Training Program. After COLEY has notified PFIZER pursuant to Section 4.10(a) that it desires to Detail the Product, PFIZER shall provide general sales and product training for the Product for the Coley Indication for [**********************************************************

*********************************************************************************************

**************************************] in accordance with the training program described in Schedule 4.10(e)

(the “Training Program”). PFIZER shall only conduct the Training Program once, with all

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

COLEY personnel attending at the same time. PFIZER shall not be obligated to provide any training for any additional COLEY personnel, other than as expressly set forth in this Section 4.10(e). On an as-needed basis, PFIZER shall provide ongoing training relating to the Product for the Coley Indication for the Coley Sales Force Trainers who will train any additional or replacement Coley Sales Representatives to the same standard as the Coley Sales Representatives trained by PFIZER. In accordance with Section 4.10(d), all travel and lodging and other expenses for the Coley Sales Force to attend the Training Program will be paid by COLEY. In addition, COLEY will pay PFIZER an aggregate of [********] for the COLEY personnel attending the Training Program. Except as provided in this Section 4.10(e), the implementation of all ongoing training programs for the Coley Sales Force will be the responsibility of COLEY and at its sole expense. In any event, COLEY shall be responsible, at its sole expense, for training the Coley Sales Force on general business and regulatory topics, including, without limitation, computer training, call management training, company car policy, expense reporting and human resources policies.

(f) PFIZER shall provide to COLEY, [********************], reasonable quantities of training materials adequate to train the Coley Sales Force for Detailing the Product for the Coley Indication. On [************************************ *] the [**********************************************] and provide [*********************************** ***** ***********] of [******************]. PFIZER shall own all rights to all training materials so provided, including all copyrights thereto. In training the COLEY sales representatives to Detail the Product, the Coley Sales Force Trainers may only use the training materials provided by PFIZER. PFIZER shall have the right to review all general training or non-product-specific materials that are used by the Coley Sales Force Trainers to train any Coley Sales Representative who will be Detailing the Product for the Coley Indication.

(g) At all times during which COLEY is Detailing the Product hereunder, COLEY shall have [********************** **] Coley Sales Representatives with responsibility for Detailing the Product for the Coley Indication. No later than sixty (60) days prior to the start of each calendar year during which COLEY will be Detailing the Product for the Coley Indication, PFIZER, in consultation with COLEY, shall establish an annual detailing plan that shall include a list of the Specialty Dermatologists approved by PFIZER and an annual detail volume (“ADV”) for such period. The ADV will be pro-rated as needed for any periods during which COLEY will be Detailing the Product that are not a full calendar year. For any calendar year during which COLEY will be Detailing the Product for the Coley Indication, (i) the ADV shall [************************************************************************] and (ii) the parties shall meet semi-annually, at a mutually agreeable time, to update the list of Specialty Dermatologists.

(h) Subject to the last sentence of this Section 4.10(h), PFIZER shall pay COLEY, on a calendar quarter basis, [****] per Detail performed hereunder by each Coley Sales Representative. COLEY shall establish an adequate computer-based system, in consultation with PFIZER, that shall accurately record and track all Details by the Coley Sales Representatives, which system shall be subject to audit by PFIZER. No later

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

than thirty (30) days after the end of each calendar quarter, COLEY shall deliver to PFIZER a report indicating the number of Details conducted by the Coley Sales Force during such calendar quarter. With respect to the first three calendar quarters of each year, PFIZER shall pay COLEY for such Details within twenty (20) Business Days after its receipt of the applicable report. With respect to the last calendar quarter of each year, PFIZER shall pay COLEY for Detailing the Product as follows: (i) if the aggregate number of Details for such calendar year are less than [********************] of the ADV for such period, then PFIZER shall not make any payment to COLEY for such calendar quarter, (ii) if the aggregate number of Details for such calendar year are between [********************] and [***************************] of the ADV for such calendar year, then PFIZER shall, within twenty (20) Business Days after its receipt of the applicable Detail report from COLEY, pay COLEY on a per Detail basis, as set forth in the first sentence of this Section 4.10(h), for Details conducted during such calendar quarter and (iii) if the aggregate number of Details for such calendar year are greater than [***************************] of the ADV for such period, then (x) PFIZER shall, within twenty (20) Business Days after its receipt of the applicable Detail report from COLEY, pay COLEY on a per Detail basis, as set forth in the first sentence of this Section 4.10(h), for Details conducted during such calendar quarter that, together with the Details conducted during the previous three calendar quarters equal [***************************] of the ADV for such calendar year and (y) PFIZER shall not make any payment to COLEY for Details conducted during such calendar quarter that are greater than [***************************] of the ADV for such calendar year.

(i) The Coley Sales Force will only utilize promotional, advertising, communication and educational materials, including, without limitation, all written, graphic, electronic, audio and video pieces and including journal advertisements and sales aids (i.e., pens, cups, note pads and the like) relating to the Product (collectively “Promotional Materials”) and only conduct promotional activities for the Product that, in each case, have been approved by PFIZER. All Detailing activities conducted by the Coley Sales Representatives shall be consistent with the Promotional Materials so approved. PFIZER shall own all rights to all Promotional Materials, including all copyrights thereto. All Promotional Materials used in the Detailing of the Product by COLEY for the Coley Indication shall identify COLEY as the licensor of the Product and include the logos of COLEY and PFIZER. All Promotional Materials to be used by the Coley Sales Representatives to Detail the Product for the Coley Indication will be supplied by PFIZER at no cost to COLEY. At no time may any member of the Coley Sales Force conduct any sample drops; provided that if PFIZER’s sales representatives that are Detailing the Product are conducting sample drops of the Product, the Coley Sales Representatives may provide business reply cards to the persons they are Detailing so that such persons may receive samples of the Product from PFIZER; such business reply cards to be supplied to COLEY by PFIZER in reasonable quantities, at PFIZER’s cost. Any clinical trial or medical inquiries received by any member of the Coley Sales Force with respect to the Compound, any Research Compound or any Licensed Product at any time (whether in the course of Detailing the Product or otherwise) shall be promptly referred to Pfizer Medical Information (or any successor group or division notified by PFIZER to COLEY) following receipt thereof in accordance with the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

procedures that are agreed between the parties. PFIZER agrees to address any such inquiries referred to it by COLEY in the same manner in which it would address similar inquiries received by PFIZER directly.

(j) All activities of COLEY in Detailing the Product shall be in accordance with the terms of this Agreement and in compliance with (i) all applicable Laws, (ii) Code on Interactions with Healthcare Professionals (as amended from time to time) promulgated by the Pharmaceutical Research and Manufacturers of America (PhRMA), (iii) the American Medical Association Guidelines on Gifts to Physicians, (as amended from time to time), (iv) Office of the Inspector General, Department of Health and Human Services, Compliance Program Guidance for Pharmaceutical Manufacturers (published in Federal Regulation May 5, 2003) (as amended from time to time), and (v) all additional or future codes or guidelines adopted by PFIZER for its own promotion and detailing activities in the United States; provided that PFIZER shall notify COLEY of all such codes or guidelines adopted by PFIZER.

(k) If at any time after COLEY has exercised its option to Detail the Product for the Coley Indication in accordance with Section 4.10(a) and during which COLEY is actually Detailing the Product for the Coley Indication, the Product is approved for any other indication(s) which PFIZER reasonably determines, in consultation with COLEY, is appropriate to Detail to Specialty Dermatologists, then COLEY shall also have the right to Detail the Product to Specialty Dermatologists for such indication(s) pursuant to the terms of this Section 4.10. If PFIZER decides to Detail the Product for a new indication(s) to dermatologists in the United States, then such indication(s) shall be deemed appropriate for COLEY to Detail to Specialty Dermatologists pursuant to the terms of this Section 4.10.

(l) For each calendar year during which COLEY will be Detailing the Product for the Coley Indication, PFIZER shall provide COLEY with [*********************************************************************************** ************]. The [*********************] shall include information deemed appropriate by PFIZER in its reasonable discretion and may include information relating to [************************************************************ ***************************************** ******************************]. PFIZER shall provide COLEY with [****************************] for the Product for the Coley Indication and shall update [**************] on an as-needed basis. PFIZER shall also train the Coley Sales Trainers in the use of [********************************] and any updates thereto. PFIZER will use reasonable efforts to [********************************] it deems relevant in order to [***************************************************************** ******************************* ************************************** ************************************] in the same manner as it would treat similar indications for which [***************************].

(m) If COLEY shall substantially fail to comply with any of its commitments or obligations included in Sections 4.10(e), (i) and (j), as determined in accordance with

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 14, then PFIZER shall have the right to terminate COLEY’s rights to Detail the Product. In addition, if there is a Change of Control of COLEY, PFIZER shall have the right to terminate COLEY’s rights to Detail the Product. If COLEY shall fail to comply with any commitment or obligation under this Section 4.10 (other than subsections (e), (i) and (j)), and such failure shall remain uncured at the end of the sixty (60)-day period following COLEY’s receipt of a notice from PFIZER of such failure, then PFIZER shall have the right to terminate COLEY’s rights to Detail the Product, such termination to be effective at the expiration of such sixty (60)-day notice period.

Section 5. MILESTONE PAYMENTS AND ROYALTIES.

5.1 Event Milestone Payments. In consideration of the rights granted to PFIZER hereunder, in consideration of COLEY’s investment in the Coley Patent Rights and Coley Technology, and subject to the terms and conditions of this Agreement, PFIZER shall make the following non-refundable payments described in this Section 5.1 to COLEY with respect to the Licensed Products (collectively, the “Event Milestone Payments”). The payments described in Sections 5.1(a) and 5.1(b) are also non-creditable. All other Event Milestone Payments are creditable only to extent provided in Section 5.1(d)(ii) below:

(a) Fifty Million Dollars ($50,000,000), payable on the fifth (5th) Business Day following the Effective Date [***************************************************************************************************** ****************************************************************************************************** **********************************************************]; provided that PFIZER shall pay to COLEY interest on such amount, in accordance with Section 6.4, for the period beginning on the Effective Date and ending on the date such payment is made at a rate equal to the seven (7) day U.S. dollar LIBOR rate effective for the Effective Date, as published by The Wall Street Journal;

(b) [******************************************], payable on the twentieth (20th) Business Day after [********** *********************** *********************************************************************] and

(c) [************************************] payable on the twentieth (20th) Business Day after [***************** ***************************** *********************************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(d) In addition to the payments outlined in Sections 5.1(a) through (c), PFIZER shall pay to COLEY the following amounts pursuant to this Section 5.1(d) solely with respect to any ProMune Product (collectively, the “Regulatory Event Milestone Payments”) upon satisfaction in full of the applicable events described under the column titled “Regulatory Events” (each a “Regulatory Event”) with respect to any Indication:

Regulatory Events	Major Indication	Intermediate Indication	Minor Indication
(1) Acceptance for filing of [*************** **************************************]	[***********]	[***********]	[***********]

(2) Filing of an application for Regulatory Approval [*********************************** ********************************************************]	[***********]	[***********]	[***********]

(3) Acceptance of filing of an application for Regulatory Approval [*********************************** **********************************************]	[***********]	[***********]	[***********]

(4) Regulatory Approval of [*********************************************************]	[***********]	[***********]	[***********]

(5) (i) Launch in [************************************] with respect to the first Indication for a Licensed Product or (ii) the earlier of (x) first detail in such countries by a sales representative of a subsequent indication for a Licensed Product and (y) publication of the first advertisement in such countries for a subsequent indication for a Licensed Product, in the case of each of clauses (x) and (y), after payment has been made to COLEY pursuant to clause (i) for such Licensed Product (the event in clause (ii) being a “Subsequent Launch”)	[***********]	[***********]	[***********]

(6) (i) Launch in [*****] with respect to the first Indication for a Licensed Product or (ii) a Subsequent Launch	[***********]	[***********]	[***********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(i) Payment. PFIZER shall pay to COLEY the applicable Regulatory Event Milestone Payments on or prior to the twentieth (20th) Business Day following the occurrence of the applicable Regulatory Event and will identify whether the ProMune Product for which the Regulatory Milestone Event Payment is due is a Product, Combination Product or Vaccine Product.

(ii) Limitations. Each of PFIZER and COLEY acknowledge and agree that:

(A) Notwithstanding anything to the contrary contained herein, all ProMune Products for any single Tumor Type shall be treated as if they were a single ProMune Product for purposes of calculating the amount of any Regulatory Event Milestone Payments payable by PFIZER to COLEY and, therefore, subject to Section 5.1(d)(ii)(B) below, any Regulatory Event Milestone Payment payable upon satisfaction in full of a given Regulatory Event shall only be paid once for any single Tumor Type, regardless of how many ProMune Products satisfy such Regulatory Event within such Tumor Type.

(B) With respect to all ProMune Products for a single Tumor Type that satisfy in full a Regulatory Event: (x) the aggregate Regulatory Event Milestone Payments for all such ProMune Products for any one Regulatory Event that PFIZER shall pay to COLEY shall not exceed the amount payable for a Major Indication for the applicable Regulatory Event; and (y) if PFIZER satisfies in full a Regulatory Event for an Intermediate Indication for such Tumor Type prior to satisfying in full a Regulatory Event for a Major Indication for the same Tumor Type, the Regulatory Event Milestone Payment that shall be payable as a result of the satisfaction in full of such Regulatory Event for the Major Indication shall be equal to the difference between (A) the amount of the Regulatory Event Milestone Payment payable with respect to the satisfaction in full of such Regulatory Event for the Major Indication and (B) the amount of the Regulatory Event Milestone Payment previously paid with respect to the satisfaction in full of such Regulatory Event for the Intermediate Indication.

(C) Notwithstanding anything to the contrary contained herein, all Minor Indications for all ProMune Products shall be treated as if they were a single ProMune Product for purposes of calculating the amount of any Regulatory Event Milestone Payments payable by PFIZER to COLEY and, therefore, for the avoidance of doubt, the aggregate maximum amount of Regulatory Event Milestone Payments that PFIZER shall pay to COLEY for the satisfaction in full of all Regulatory Events with respect to all Minor Indications shall be [************************** ******************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(D) Notwithstanding anything to the contrary contained herein, the aggregate maximum amount of Regulatory Event Milestone Payments that PFIZER shall pay to COLEY for the satisfaction in full of all Regulatory Events in all Indications for all ProMune Products shall be [*********************************************** *********************] (the “Milestone Ceiling”). Following the payment by PFIZER to COLEY of Regulatory Event Milestone Payments for all ProMune Products that, in the aggregate, equal the Milestone Ceiling, PFIZER shall have no further payment obligations to COLEY under Section 5.1(d). For the avoidance of doubt, the Milestone Ceiling amount is exclusive of (i) the Event Milestone Payments set forth in Sections 5.1(a), (b) and (c) (ii) the Research Milestone Payments set forth in Section 5.1 (e) and (iii) the Commercial Milestone Payment (as defined in Section 5.2 below).

(iii) Skipped Milestone Payments. If any of Regulatory Events (1), (2) or (3) as specified in the table in Section 5.1(d) for a given Indication and ProMune Product is achieved without triggering an Event Milestone Payment pursuant to Section 5.1(b) or Section 5.1(c) for the same Indication and the same ProMune Product (each, a “Skipped ProMune Milestone Payment”), then PFIZER shall pay to COLEY both the Skipped ProMune Milestone Payment and the Regulatory Event Milestone Payment on the date that such Regulatory Event Milestone Payment is due.

(e) Research Milestone Payments In addition to the payments outlined in Sections 5.1(a) through (d), PFIZER shall pay to COLEY the following amounts pursuant to this Section 5.1(e) with respect to each of the Research Compounds (collectively, the “Research Compound Milestone Payments”) upon satisfaction in full of the applicable events described under the column titled “Research Regulatory Events” (each a “Research Regulatory Event”). The Research Compound Milestone Payments shall only be paid once per Research Compound per Research Regulatory Event, without regard to the Indication, number of Indications for which such Licensed Product containing the Research Compound is approved or whether a Research Product, Research Combination Product or Research Vaccine Product is involved. PFIZER shall pay to COLEY the Research Compound Milestone Payments pursuant to this Section 5.1(e) even if the Milestone Ceiling set forth in Section 5.1(d)(ii)(D) has been met.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Research Regulatory Events	First Licensed Product Containing each Research Compound
(1) Acceptance for filing of [**************************** ***************************** *******************************************]	[**********]

(2) Commencement of [********** ****************************** *********************************************]	[**********]

(3) Acceptance of filing of [********************* ********************************************* ********************************************** *********************************]	[**********]

(4) [*******] (i) [**************************

*************************] (ii) [*************

*******************************************

*******************************************]

(iii) [***************************************

*********************************]

[**********]

(i) Payment. PFIZER shall pay to COLEY the applicable Research Compound Milestone Payments on or prior to the twentieth (20th) Business Day following the occurrence of the applicable Research Regulatory Event and will identify the Research Compound for which the Research Compound Milestone Payment is due.

(ii) Skipped Research Milestone Payments. If Research Regulatory Event (3) for a given Research Compound is achieved without triggering Research Compound Milestone Payment (2) for the same Research Compound, then PFIZER shall pay to COLEY both Research Compound Milestone Payments (2) and (3) on the date that Research Compound Milestone Payment (3) is due for such Research Compound.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5.2 Commercial Milestone Payment. In addition to the Event Milestone Payments, in consideration of the rights granted to PFIZER hereunder, and subject to the terms and conditions of this Agreement, PFIZER shall pay to COLEY a non-refundable and non-creditable milestone payment of [*****************************************] (the “Commercial Milestone Payment”) if during the period beginning on the date of the Launch of the first Licensed Product and ending on the tenth anniversary thereof, the aggregate Net Sales of all Licensed Products exceeds [********************************************] in any period consisting of four (4) consecutive Pfizer Quarters (i.e. rolling annual sales of more than [***********]. PFIZER shall pay to COLEY the Commercial Milestone Payment within sixty (60) days after the end of the relevant Pfizer Quarter. For the avoidance of doubt, the Commercial Milestone Payment shall only be paid once.

5.3 Royalty Payments. In addition to the payments under Sections 5.1 and 5.2, PFIZER shall pay to COLEY, in consideration for the licenses granted to PFIZER under the Coley Patent Rights and the Coley Technology with respect to the Licensed Products as further described herein, and subject to the terms and conditions of this Agreement PFIZER shall pay to COLEY the following royalties (collectively, the “Royalty Payments”):

(a) Product Royalties.

(i) Patent Royalties. In accordance with Section 5.4, PFIZER shall, on a country-by-country basis, pay to COLEY with respect to each Product embraced by a Valid Claim in such country: (x) a royalty of [***************] of the Net Sales of each such Product for the portion of such Net Sales in the Territory in a Pfizer Year below or equal to [********************************] and (y) a royalty of [*******************] of the Net Sales of each such Product for the portion of such Net Sales in the Territory in a Pfizer Year in excess of [********************] (the royalty rates in clauses (x) and (y) being referred to as the “Base Patent Royalty Rates”). Notwithstanding anything to the contrary contained herein: (A) [******************************] and [************************************** ******] the [**************************************************************************************** ******** ************************************* ***] for [***************************************] of [** ***************************************] in the [***************************************************** *******************************] and [**************************** [***************************** ************************************************************] and (B) thereafter, the [*************** *********************************************************************************************** **************************************************************] for [***************************** **] of [*********************************************************************] in the [**** *********************] and [************************************************************] of [***********************] from [*******************************************************************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

*****************************************************] and [********************************** *******].

(ii) Coley Know-How Royalties. In accordance with Section 5.4, PFIZER shall pay to COLEY a royalty of [****************] (the “Base Know-How Royalty Rate”) of Net Sales of all ProMune Products in the Territory in a Pfizer Year.

(b) Combination Product and Vaccine Product Royalties. In accordance with Section 5.4, PFIZER shall pay to COLEY royalties on Net Sales of each Combination Product and Vaccine Product as follows: (x) [******************************* *********] and [*********************************] the [******************************] and [*************** ***************************************************************] for [******************************] of [******************************************************] in the [*******************] and [***************** *****************************************************************************************] and (y) thereafter, the [*********] of [***********] and [************************************************************* ************************] for [******************************] of [**************************************** *************] in the [*******************] and [********************************************************** ***** *********************] as follows:

(i) Where Pfizer Substances Involved. For any Combination Product or Vaccine Product that contains the Compound and a Pfizer Substance, in accordance with Section 5.4, PFIZER shall pay to COLEY royalties on Net Sales of each such Combination Product or Vaccine Product at a royalty rate equal to the sum of (x) the applicable Base Patent Royalty Rate (determined by whether Net Sales for such Combination Product or Vaccine Product exceed [***************************************] and (y) the applicable Base Know-How Royalty Rate (such sum, the “Base Royalty Rate”) but adjusted as set forth below:

(A) If Market Prices are available separately for both pharmaceutical products that contain as the sole active ingredient (i) the Compound and (ii) the Pfizer Substance, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Combination Product or Vaccine Product, as applicable, shall be calculated by (x) [***************************] or [**************************** ************ ************************************** ] and [**************] that [****************** **************] or [ ******************************************] (y) ***************************** [************************************] and (z) [********************************************] or [****************** *****************************************] and [************************] provided that [************************************************************************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

*****************] of [**********] (I) [**************************************] or [ ****************] and (II) [*********************** ************************************************] this Section 5.3(b)(i)(A).

(B) If Market Prices are not available separately for either or both of the pharmaceutical products that contain as the sole active ingredient (i) the Compound and (ii) the Pfizer Substance, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Combination Product or Vaccine Product, as applicable, shall be equal to [*******************************] and the Royalty Payment shall be calculated by multiplying such rate by the Net Sales of such Combination Product or Vaccine Product, as applicable.

(C) Notwithstanding the foregoing, [*********************] or [******************************* **************************] or [********************] and [**************] or [****************** ********************************************************] or [******************************* **] but [*****************************************************] then the [********************** *** ***********************************************************************] or [************ *************************************] and, therefore [**********************].

(ii) Where Pfizer Substances Not Involved. For any Combination Product or Vaccine Product that contains the Compound and either (A) an independently therapeutically active substance or (B) a substance that enhances the therapeutic effect of the Compound, in either case, where such substance is not a Pfizer Substance (such substance, a “Third Party Substance”), in accordance with Section 5.4, PFIZER shall pay to COLEY royalties on Net Sales of each such Combination Product or Vaccine Product at a royalty rate equal to the Base Royalty Rate, but adjusted as set forth below:

(A) If Market Prices are available separately for both pharmaceutical products that contain as the sole active ingredient (i) the Compound and (ii) the Third Party Substance, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Combination Product or Vaccine Product, as applicable, shall be calculated by (x) [******************************] or [**************** *********************************************************] and [ **************] that [************ ******************************] or [*********************************************] (y) [********** ******************************************************************] and (z) [******************** *********************************] or [********************************************************* **********************] provided

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

that [*****************************************************************************] of the [*********] (I) [************************************] or [************************] and (II) [***********************************************************] this Section 5.3(b)(ii)(A).

(B) If (i) Market Prices are not available separately for either or both of the pharmaceutical products that contain as the sole active ingredient the Compound and the Third Party Substance and (ii) PFIZER or any Affiliate licenses or otherwise acquires from any Third Party any patents, know-how or other intellectual property relating to any Third Party Substance that are required in order to make, have made, use, sell, offer to sell or import such Third Party Substance as part of such Combination Product or Vaccine Product, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Combination Product or Vaccine Product, as applicable, shall be equal to the [******************] (x) [*********************************] and [**** *******************************************************] (y) [**********] and [**************** **********************************************] for [***************************************** *********] or [******************] provided that [************************************************ ******************************************] of [**************] (aa) [************************** *****] or [****************************] and (bb) [********************************************** ********] this Section 5.3(b)(ii)(B).

(c) Research Product Royalties.

(i) Patent Royalties. In accordance with Section 5.4, PFIZER shall pay to COLEY royalties on Net Sales of each Research Product as follows: (x) [************************************] and [******************* ******************] the [******************************************************************** *********] for [*************************************] of [************************************* *********] in the [************************] and [********************************************** ********************************************************] and (y) thereafter, the [**********] of [******************************************************************************************* ****************] for [***********************************] of [************************] in the [**********************] and [****************************************************] as follows: [************************************]: (i) a royalty of [****************] of the aggregate Net Sales of all such Research Products for the portion of such Net Sales in the Territory in a Pfizer Year below or equal to [**************************************] and

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(ii) a royalty of [******************] of the aggregate Net Sales of all such Research Products for the portion of such Net Sales in the Territory in a Pfizer Year in excess of [**************************************] (the royalty rates in clauses (x) and (y) being referred to as the “Research Product Base Patent Royalty Rates”.

(ii) Coley Know-How Royalties. In accordance with Section 5.4, PFIZER shall pay to COLEY a royalty on Net Sales of all Research Products, Research Combination Products or Research Vaccine Products, as applicable, in the Territory in a Pfizer Year based on [*******************************************************].

(d) Research Combination Product and Research Vaccine Product Royalties. In accordance with Section 5.4, PFIZER shall pay to COLEY royalties on Net Sales of each Research Combination Product and Research Vaccine Product as follows: (x) [************************************] and [**********************************] the [****************** ******************] and [*****************************************************************************] for [*****************************************] of [***********************************************] in the [********************] and [************************************************************************* ******************************************] and (y) thereafter, the [***************************************] and [************************************************************************************] for the [*********************************] of [***************************************************] in the [***********************] and [*******************************************************************] and [***************************] as follows:

(i) Where Pfizer Substances Involved. For any Research Combination Product or Research Vaccine Product that contains a Research Compound and a Pfizer Substance, in accordance with Section 5.4, PFIZER shall pay to COLEY royalties on Net Sales of each such Research Combination Product or Research Vaccine Product at a royalty rate equal to the sum of (x) the applicable Research Product Base Patent Royalty Rate and (y) [******************************] (such sum, the “Base Research Product Royalty Rate”), but adjusted as set forth below:

(A) If Market Prices are available separately for both pharmaceutical products that contain as the sole active ingredient (i) the Compound and (ii) the Pfizer Substance, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Research Combination Product or Research Vaccine Product, as applicable, shall be calculated by (x) [*************************************************** ***********************************************] and the [*****************] that [************** **************************************] or [**********************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

************************] (y) [**********************************************************

*************] and (z) [*****************************************************************

******************** ********************************************** ] (iii)[**************

******************************] provided that [*******************************************

****************************************************] of the [***************************

************************************************************].

(B) If Market Prices are not available separately for either or both of the pharmaceutical products that contain as the sole active ingredient (i) Compound and (ii) the Pfizer Substance, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Research Combination Product or Research Vaccine Product, as applicable, shall be [***********************************] and the Royalty Payment shall be calculated by multiplying such rate by the Net Sales of such Research Combination Product or Research Vaccine Product, as applicable.

(C) Notwithstanding the foregoing, [**********************************************************

************************************************] or [****************] and [******************

**********************************************************************************] or [*****

************************************] but [**************************************************

****] then the [**********************************************************] the [**************

****** *********************************] or [***************************************] and, therefore, [*****************] to the [***************************************].

(ii) Where Pfizer Substances Not Involved. For any Research Combination Product or Research Vaccine Product that contains the Compound and a Third Party Substance, in accordance with Section 5.4, PFIZER shall pay to COLEY royalties on Net Sales of each such Research Combination Product or Research Vaccine Product at a royalty rate equal to the applicable Base Research Product Royalty Rate but adjusted as set forth below:

(A) If Market Prices are available separately for both pharmaceutical products that contain as the sole active ingredient (i) the Compound and (ii) the Third Party Substance, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Research Combination Product or Research Vaccine Product,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

as applicable, shall be calculated by (x) [*********************************************************

***********************************************************] and the [*************] that [*********************************************] or [***************************************

***********************] (y) [***************************************************************

***************************] and (z) [******************************************************

*******************************************************************************************

********************************] provided that [***********************************************

*******************************************] of the [****************************************]

or [*************************].

(B) If (i) Market Prices are not available separately for either or both of the pharmaceutical products that contain as the sole active ingredient the Compound and the Third Party Substance on a separate, stand-alone basis and (ii) PFIZER or any Affiliate licenses or otherwise acquires from any Third Party any patents, know-how or other intellectual property allowing for the use of any Third Party Substance that are required in order to make, have made, use, sell, offer to sell or import the Third Party Substance as part of such Research Combination Product or Research Vaccine Product, then the royalty rate used to determine the amount of royalties payable by PFIZER to COLEY on Net Sales of such Research Combination Product or Research Vaccine Product shall be equal to the [****************] (x) [**********************************************************] and the [****************************************************] or [*********************] (y)[***************] and [**********************************************************] for the [*************************************************************] or [*****************] provided that [***************************************************************************** **************************] of the [*********************************] or [******************** ****************].

(e) Royalties on [****************]. If at any time the only Valid Claim under the Coley Patent Rights embracing a Licensed Product is a [****************], then PFIZER shall pay to COLEY royalties on Net Sales of such Licensed Product at a rate equal to [***********************************************************************************

*****************************************************].

(f) Existing Agreements. COLEY shall be responsible for and shall pay, in full, all royalties and other amounts owed under agreements to which COLEY is a party as of the Effective Date which relate to Licensed Products, including, without limitation, the OHRI License Agreement and the UIRF License Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5.4 Duration of Royalty Payments.

(a) Coley Know-How Royalties. With respect to Net Sales of any Licensed Product sold in any country in the Territory, PFIZER shall pay to COLEY Royalty Payments on Net Sales of Licensed Products that are based on the [***********

**********] pursuant to Sections 5.3(a)(ii) and 5.3(c)(ii) until the [*******] (i) [********************* ************************************************************************************************* ***********************] or (ii) [******************************************************************

**********************]; it being understood and agreed that PFIZER shall thereafter have a royalty-free, exclusive, perpetual, license to the applicable Coley Technology with respect to such Licensed Product in such country in the Field. For the avoidance of doubt, in countries where there is no Valid Claim embracing the applicable Licensed Product when such Licensed Product is Launched in such country, PFIZER shall pay to COLEY Royalty Payments on Net Sales of such Licensed Product that are based on the [******************************] pursuant to Sections 5.3(a)(ii) and 5.3(c)(ii) [****************** *********************************************************************************************];

it being understood and agreed that PFIZER shall thereafter have a royalty-free, exclusive, perpetual, license to the applicable COLEY Technology with respect to such Licensed Product in such country in the Field.

(b) Coley Patent Right Royalties. With respect to Net Sales of any Licensed Product sold in any country in the Territory, PFIZER shall pay to COLEY Royalty Payments on Net Sales of such Licensed Product on a country-by-country and a Licensed Product-by-Licensed Product basis in accordance with Section 5.3 until the [******************************* ********************************************************************************************* *****************]; provided that (x) if, at any time, the Generic Market Share for the Generic Product with respect to such Licensed Product is [*********************************************] then the Base Patent Royalty Rates or the Base Research Product Patent Royalty Rates, as applicable, shall be reduced by [***] and (y) if, at any time, the Generic Market Share for the Generic Product with respect to such Licensed Product [******************************] then the Base Patent Royalty Rates or the Base Research Product Royalty Rates, as applicable shall be reduced by [***].

5.5 Limits on Royalty Payment Reductions. The parties agree that (i) in no event will the applicable Base Patent Royalty Rate or the applicable Research Product Base Patent Royalty Rate, as the case may be, used to calculate Royalty Payments on Net Sales of any Licensed Product be reduced by more than [***] as a result of the application of both Section 5.4(b) and Section 13.2(a) at any given time and (ii) at any given time, each of Section 5.3(b) and Section 5.3(d) may be applied at the same time as either of Section 5.4(b) or Section 13.2(a) and in any such case, the applicable provisions for each such Section shall be applied in accordance with their terms.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 6. ACCOUNTING AND PROCEDURES FOR PAYMENT.

6.1 Inter-Company Sales. Sales between or among PFIZER, its Affiliates or sublicensees shall not be subject to Royalty Payments; Royalty Payments shall only be calculated with respect to Net Sales to a Third Party. PFIZER shall be responsible for royalty payments payable to COLEY on Net Sales by its Affiliates or sublicensees.

6.2 Calculation of Net Sales.

(a) All Royalty Payments shall be computed and paid in United States dollars. For the purpose of determining the amount of Royalty Payments due for the relevant Pfizer Quarter, the amount of Net Sales in any foreign currency shall be converted into United States Dollars in a manner consistent with the methodology used to prepare PFIZER’s audited financial statements for external reporting purposes.

(b) For the purpose of determining whether the Commercial Milestone Payment is payable, the amount of Net Sales in any foreign currency for the relevant Pfizer Quarter shall be converted to United States Dollars in a manner consistent with the methodology used to prepare PFIZER’s audited financial statements for external reporting purposes.

6.3 Royalty Payments. PFIZER shall make Royalty Payments with respect to each Pfizer Quarter within sixty (60) days after the end of each such period, and each payment shall be accompanied by a report identifying the Licensed Product as either a Product, Combination Product, Vaccine Product, Research Product, Research Combination Product or Research Vaccine Product, the country, Net Sales for each such country, and the amounts payable to COLEY, as well as computation thereof. Said reports shall be deemed Pfizer Confidential Information and not disclosed to any other party, other than COLEY’s accountants, and such information and reports shall only be used for purposes of this Agreement; provided that, to the extent required by the UIRF License Agreement and the OHRI License Agreement, Coley shall be permitted to disclose summaries of reports provided under this Section 6.3 by PFIZER to COLEY, subject to appropriate confidentiality agreements, to each of UIRF and OHRI.

6.4 Method of Payments. All payments hereunder shall be made by electronic transfer in immediately available funds via either a bank wire transfer, an ACH (automated clearing house) mechanism, or any other means of electronic funds transfer, at PFIZER’s election, to Fleet Bank, 100 Federal Street, Boston, MA 02110, Account No.: 9428418652, Account Name: Coley Pharmaceutical Group, Inc., ABA No.: 011-000-138, or to such other bank accounts as COLEY shall designate in writing at least five (5) Business Days before the payment is due. All payments under this Agreement shall bear interest from the date due until paid at a rate equal to the thirty (30) day U.S. dollar LIBOR rate effective for the date that payment was due, as published by The Wall Street Journal.

6.5 Inspection of Records. PFIZER shall, and shall cause its Affiliates and sublicensees to, keep accurate books and records setting forth gross sales of each Licensed Product, Net Sales of each Licensed Product, the deductions used to calculate Net Sales and amounts payable hereunder to COLEY for each such Licensed Product. PFIZER shall permit

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

COLEY, by independent qualified public accountants employed by COLEY and reasonably acceptable to PFIZER, to examine such books and records at any reasonable time upon reasonable notice, but not later than three (3) years following the rendering of any corresponding reports, accountings and payments pursuant to Section 6.3. The foregoing right of examination may be exercised only once during any twelve (12)-month period. If any such examination shows an underpayment of more than five percent (5%) of the amount due for any applicable period, COLEY shall have the right, by independent qualified public accountants employed by COLEY and reasonably acceptable to PFIZER, to conduct an additional examination of the sales and royalty books and records to determine if the cause of the underpayment has been corrected. Any such examination shall be in addition to COLEY’s annual right to examine such books and records and must be conducted during the twelve (12)-month period immediately following the completion of the examination which identified the underpayment of more than five percent (5%). Such accountants may be required by PFIZER to enter into a reasonably acceptable confidentiality agreement, and in no event shall such accountants disclose to COLEY any information, other than such information as relates to the accuracy of reports and payments made or due hereunder. The opinion of such accountants regarding such reports, accountings and payments shall be binding on the parties, other than in the case of manifest error. COLEY shall bear the cost of any such examination; provided that if the examination shows an underpayment of Royalty Payments of more than five percent (5%) of the amount due for the applicable period, then PFIZER shall promptly reimburse COLEY for all costs incurred in connection with such examination. PFIZER shall promptly pay to COLEY the amount of any underpayment of Royalty Payments (plus interest as provided in Section 6.4 above) revealed by an examination and review. Any overpayment of Royalty Payments by PFIZER revealed by an examination shall be fully creditable against future Royalty Payments due under Section 5.3.

6.6 Tax Matters. It is understood and agreed between the parties that any milestone payments made pursuant to Section 5.1 or 5.2 of this Agreement are inclusive of any value added tax imposed upon such payments. In addition, if any of the payments made by PFIZER pursuant to Section 5 become subject to withholding taxes under the Laws of any jurisdiction, PFIZER shall deduct and withhold the amount of such taxes for the account of COLEY to the extent required by Law, all such amounts payable to COLEY shall be reduced by the amount of taxes deducted and withheld, and PFIZER shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to COLEY an official tax certificate or other evidence of such tax obligations, together with proof of payment from the relevant Governmental Authority of all amounts deducted and withheld sufficient to enable COLEY to claim such payment of taxes. If any such withholding tax shall become payable as a result of an assignment by either party (as permitted by Section 15.7), then the assigning party shall promptly notify the other party of such assignment. COLEY shall provide to PFIZER any tax forms (including, without limitation, Internal Revenue Service Forms W-9 and W-8BEN) that may be reasonably necessary in order for PFIZER to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. COLEY shall use reasonable efforts to provide any such tax forms to PFIZER at least thirty (30) days prior to the due date for any payment for which COLEY desires that PFIZER apply a reduced withholding tax rate. Any such withholding taxes required under applicable Law to be paid or withheld shall be an expense of, and borne solely by, COLEY. PFIZER will provide COLEY with reasonable assistance to enable COLEY to recover such taxes as permitted by Law.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 7. PATENTS AND INFRINGEMENT.

7.1 Filing and Prosecution of Patents. COLEY and PFIZER shall cooperate in connection with the continued prosecution and maintenance by COLEY of the patents under the Coley Patent Rights applicable to the Field, with COLEY having responsibility for such activities. [********************************************************************************************* *******************************************************]. If PFIZER desires that COLEY file any application for a patent on improvements and variations upon inventions disclosed in the patents under the Coley Patent Rights applicable to the Field or otherwise relating to the Compound, any Research Compound or any Licensed Product, PFIZER shall advise COLEY of such improvements, variations or inventions. Provided that COLEY has no reasonable objection thereto, COLEY shall thereupon file patent applications as requested, and PFIZER shall pay reasonable, out-of-pocket expenses, including reasonable fees for outside patent counsel, for filing and prosecuting such requested patent applications. COLEY shall consult PFIZER and keep PFIZER informed of all material matters relating to the preparation, filing, prosecution and maintenance of Coley Patent Rights applicable to the Field, including, without limitation, any matters relating to the matter set forth on Schedule 10.1(a)(ii). In addition, COLEY shall provide PFIZER with copies of all material correspondence with all applicable patent offices in such a manner as to allow PFIZER a meaningful opportunity to comment, and PFIZER shall have reasonable access to all documentation, filings and communications to or from the applicable patent offices. COLEY, its agents and its attorneys shall give due consideration to all suggestions and comments of PFIZER regarding any aspect of such patent preparation, filing, prosecution and maintenance. In addition, COLEY shall take all necessary steps to maintain for the full life thereof all patents under the Coley Patent Rights applicable to the Field. With respect to reasonable out-of-pocket costs in connection with the prosecution and maintenance of the Coley Patent Rights applicable to the Field, PFIZER shall pay [****] of such costs for those patents listed in Section I of Exhibit A attached hereto and [****] of such costs for all other Coley Patent Rights applicable to the Field. In addition, if, at any time, COLEY licenses or otherwise transfers to a Third Party any Rejected Program ODN (as defined in the Screening and Evaluation Agreement) or any Rejected Candidate ODN (as defined in the Screening and Evaluation Agreement), COLEY shall reimburse PFIZER for [****] of PFIZER’s reasonable out-of-pocket costs incurred by PFIZER in connection with the prosecution, filing and maintenance of the Coley Patent Rights that relate to the Rejected Program ODN Patent Rights (as defined in the Screening and Evaluation Agreement) and Rejected Candidate ODN Patent Rights (as defined in the Screening and Evaluation Agreement), as applicable. Prosecution of the Coley Patent Rights includes all activities before patent offices throughout the world and appeals therefrom.

7.2 Maintenance of Patents. COLEY agrees that it will, and will cause its Affiliates to, (i) execute and file those notices and other filings as PFIZER shall request be made, from time to time with the United States Patent and Trademark Office (or any successor agency) with respect to the rights granted under this Agreement, (ii) maintain at all times during the term of this Agreement the rights to the Coley Patent Rights and the Coley Technology, necessary and sufficient to perform COLEY’s obligations under this Agreement; free and clear of any liens, encumbrances, charges, security interests, mortgages, liabilities or grants of license to Third Parties or other restrictions, and (iii) as a condition to any transfer of any Coley Patent Rights applicable to the Field or Coley Technology applicable to the Field on and after the date hereof to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

any Affiliate (to the extent permitted in this Agreement), require such Affiliate to be obligated to perform all of COLEY’s obligations relating to the transferred Coley Patent Rights applicable to the Field or Coley Technology applicable to the Field under this Agreement as if it were a party hereto.

7.3 Patent Term Extensions. PFIZER shall have the right to designate and to seek, or have COLEY seek, at PFIZER’s expense, patent term extensions or supplemental patent protection in any country in the Territory with respect to the Coley Patent Rights relating to the Licensed Products.

7.4 Interpretation of Patent Judgments. If any claim relating to a patent under the Coley Patent Rights becomes in any country the subject of a judgment, decree or decision of a court, tribunal, or other authority of competent jurisdiction, which judgment, decree, or decision is or becomes final (there being no further right of review) and adjudicates the validity, enforceability, scope, or infringement of the same, the construction of such claim in such judgment, decree or decision shall be followed thereafter in such country in determining whether a product is licensed hereunder, not only as to such claim but also as to all other claims in the Territory to which such construction reasonably applies. If at any time there are in any country two or more conflicting final judgments, decrees, or decisions with respect to the same claim, the decision of the higher tribunal shall thereafter control in such country, but if the tribunal be of equal rank, then the final judgment, decree, or decision more favorable to such claim shall control unless and until the majority of such tribunals of equal rank adopt or follow a less favorable final judgment, decree, or decision, in which event the latter shall control.

7.5 Infringement Actions.

(a) COLEY and PFIZER shall promptly notify each other of any infringement of or unauthorized use of any Coley Patent Rights in the Field or Coley Technology in the Field which may come to their attention to the extent that such infringement or unauthorized use relates to the Compound, any Research Compound or any Licensed Product. Subject to Section 7.5(b) below, PFIZER has the exclusive right, at its sole discretion and expense, to elect to undertake legal action with respect to any such infringement or unauthorized use or bring suit against any such infringer or unauthorized user. Any suit by PFIZER shall be either in the name of PFIZER, the name of COLEY, or jointly by PFIZER and COLEY, as may be required by the law of the forum. COLEY, upon request of PFIZER and at PFIZER’s expense, agrees to join any such suit and agrees to use diligent efforts to obtain the joinder of any Third Parties as may be legally necessary or advisable, as determined by PFIZER. For this purpose, COLEY shall execute such legal papers and participate as necessary for the prosecution of such suit as may be reasonably requested by PFIZER. In addition, COLEY, at its option and at its own expense, shall have the right to participate in any such suit relating to the Field.

(b) If PFIZER determines not to pursue an action with respect to any Third Party infringement or unauthorized use of Coley Patent Rights in the Field or Coley Technology in the Field within 120 days after notice from COLEY, then COLEY may, in its sole discretion and expense, (i) obtain a discontinuance of the alleged infringing operation or unauthorized use or (ii) undertake legal action with respect to such Third

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party. Subject to legally privileged information, PFIZER shall inform COLEY of the circumstance of such infringement or unauthorized use, to the extent known by PFIZER, including such evidence of infringement or unauthorized use as PFIZER may possess and the numbers of the patents and patent applications so infringed or Coley Technology misused. Any suit by COLEY shall be either in the name of COLEY, or jointly by COLEY and PFIZER, as may be required by the law of the forum. For this purpose, PFIZER shall execute such legal papers necessary for the prosecution of such suit as may be reasonably requested by COLEY.

(c) It is understood and agreed that the party to this Agreement that institutes the suit or action under this Section 7.5 shall bear solely all of its costs and expenses associated therewith. If PFIZER institutes the claim or suit, then COLEY shall be entitled to receive [******************] of any and all sums received, obtained, collected or recovered whether by judgment, settlement or otherwise from a Third Party based upon any such claim or suit after deducting PFIZER’s out-of-pocket expenses (including, without limitation, counsel fees and expenses) in pursuing such claim. If COLEY institutes the claim or suit COLEY shall be entitled to retain and keep any and all sums received, obtained, collected or recovered whether by judgment, settlement or otherwise, as a result of such claim or suit.

7.6 Assignment of [*****************]. [************************************************************ ********************************************************]. The parties agree that any [*****************] shall be deemed “Coley Patent Rights” under Section 1.8. [**************************************] means [*********** **************************] this Agreement [******************************************] which [************* ****] the[*****************] of a [*************************************************************************

**********************].

Section 8. COVENANTS.

8.1 Technical Assistance. In connection with the transfer to PFIZER of the Coley Technology, COLEY shall provide PFIZER or any of its Affiliates, at PFIZER’s request, with technical assistance reasonably necessary to enable PFIZER to enjoy fully all the rights granted to PFIZER pursuant to this Agreement. PFIZER shall reimburse COLEY for COLEY’s reasonable, out-of-pocket costs owed to Third Parties in connection with providing such technical assistance. Nothing under this Section 8.1 shall require COLEY to undertake any additional studies or additional technical work.

8.2 Non-Competition.

(a) Coley Non-Compete [**************************************** *****]. During the Term, neither COLEY nor any of its Affiliates shall (i) directly or indirectly (by license or otherwise), conduct research on, develop or commercialize the Compound, a Research Compound, a Variant or prodrug of a Compound or Research Compound or a Generic Product outside the Field except for such ongoing research being conducted pursuant to the agreements listed in Schedules 8.2(a) and 8.2(a)-1 and (ii)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

except pursuant to the agreement with its Third Party licensee as in effect as of the date hereof and listed on Schedule 1.28, directly or indirectly (by license or otherwise), grant to any other Third Parties a license to, or collaborate with a Third Party to, conduct research on, develop or commercialize the Compound, a Research Compound, a Variant or prodrug of a Compound or Research Compound or a Generic Product outside the Field. Notwithstanding the foregoing, COLEY or any of its Affiliates may, directly or indirectly (by license or otherwise), and may hereafter grant to Third Parties a license to or collaborate with a Third Party to, [***************************************** **********************************************] provided that [***************************] (x) [************************************] and (y) [********************** *********************].

(b) Coley Non-Compete [*********************************************************]. Except pursuant to the Third Party license agreement as in effect as of the date hereof and listed in Schedule 1.28 and except as expressly provided in Section 4.10, during the Term, neither COLEY nor any of its Affiliates shall, directly or indirectly (by license or otherwise), [**************************************] that [***********************************************] or [***********************************************************************************] the [**************] in the [******************************] to the [*************************************].

(c) Pfizer Non-Compete [*********************************************************]. Except for the Licensed Products, during the Term, neither PFIZER nor any of its Affiliates shall, directly or indirectly (by license or otherwise), [***************************************] that [***********************************] or [*************** **********************************************************************************************] in the [************************************] to the [***********************].

(d) Coley Non-Compete [******************]. Notwithstanding anything to the contrary in this Agreement, during the Term, neither COLEY nor any of its Affiliates shall, directly or indirectly (by license or otherwise), conduct any clinical studies outside the Field [*****************************************************] except for (i) [**********************] and (ii) [*********************************] or [****************************]. In addition, COLEY and its Affiliates, directly, or indirectly (by license or otherwise), may only conduct research on, develop or commercialize a product for the [****************] or [*******************************] if the [******************] and [************* **************************************************].

(e) Acquisition Divestitures. Notwithstanding the provisions of Section 8.2(c) to the contrary, which provisions shall not be deemed breached as a result of an acquisition or merger described in this Section 8.2(e), if PFIZER acquires a competing product whose sale or distribution would violate Section 8.2(c) through acquisition or merger with the whole or substantially the whole of the business or assets of a Third

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Party, PFIZER shall, within sixty (60) days from the date of PFIZER’s board approval of such acquisition or merger, notify COLEY of such merger or acquisition and as to whether PFIZER intends to divest its interest in such competing product. If PFIZER elects to divest its interest in such competing product, PFIZER shall use reasonable efforts to identify a Third Party purchaser to whom PFIZER will divest its interest in such competing product and to enter into a definitive agreement with such Third Party for such divestiture as soon as reasonably practicable under the circumstances (which may be subject to a Hold Separate Transaction (as defined below) as applicable). If PFIZER elects not to divest its interest in such competing product (other than as part of a Hold Separate Transaction) within six (6) months after the closing of the acquisition or merger for which PFIZER has provided COLEY with notice, or if such divestiture is subject to the terms of a Hold Separate Transaction, within twelve (12) months after the closing of the acquisition or merger for which PFIZER has provided COLEY with notice, then COLEY shall have the option, upon notice to PFIZER given no later than ninety (90) days after the earlier of (i) PFIZER’s election not to divest such competing product and (ii) the end of such six (6) or twelve (12) month period described above, as applicable, to [*************************************************************************************

***********************************************************************************], unless waived by COLEY during such period. As used herein, a “Hold Separate Transaction” shall mean any “hold separate” transaction (whether through the establishment of a trust or otherwise) involving the proposed sale of the applicable competing product pursuant to an agreement with any Governmental Authority responsible for antitrust laws.

8.3 Trademark. COLEY hereby assigns to PFIZER all of its right, title and interest in and to the ProMune trademark in all countries in the Territory. Each such trademark is set forth on Schedule 8.3 attached hereto (collectively, the “Trademarks”). PFIZER shall, in its sole discretion, be free to use or not use the Trademarks for any products or to abandon such Trademarks.

Section 9. CONFIDENTIALITY; PUBLICATION.

9.1 Confidentiality.

(a) PFIZER and COLEY each agree that during the Term and for the [*************] period following the expiration or termination hereof, it will keep confidential, and will cause its Affiliates to keep confidential all Coley Confidential Information or Pfizer Confidential Information, as the case may be, that is disclosed to it, or to any of its Affiliates pursuant to this Agreement.

(b) Neither PFIZER nor COLEY nor any of their respective Affiliates shall use Coley Confidential Information or Pfizer Confidential Information, as the case may be, except as expressly permitted in this Agreement.

(c) PFIZER and COLEY each agree that any disclosure (i) by PFIZER or any of its Affiliates of Coley Confidential Information, or (ii) by COLEY or any of its Affiliates of Pfizer Confidential Information, to any director, officer, employee,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

subcontractor, consultant, licensee or agent of the other party shall be made only if and to the extent necessary to carry out its responsibilities under this Agreement. Except as permitted by Section 9.1(d) below, PFIZER agrees not to disclose any Coley Confidential Information and COLEY agrees not to disclose any Coley Confidential Information or Pfizer Confidential Information to any Third Parties, other than its directors, subcontractors, consultants, licensees and agents as permitted under this Section 9.1(c), or to the extent necessary under the UIRF License Agreement and the OHRI License Agreement, under any circumstance without written permission from the other party. PFIZER and COLEY each agree to take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of Coley Confidential Information and/or Pfizer Confidential Information, as the case may be, as it would customarily take to preserve the confidentiality of its own confidential information. PFIZER and COLEY each agree, upon the other’s request, to return all Coley Confidential Information or Pfizer Confidential Information, as the case may be, disclosed to the other party pursuant to this Agreement, including all copies and extracts of documents, as promptly as practicable following such request upon the termination of this Agreement, except for one (1) copy which may be kept for the purpose of complying with continuing obligations under this Agreement.

(d) COLEY and PFIZER each represent that all of its directors, officers, employees, and any subcontractors, consultants, investigators, licensees or agents of such party, who shall have access to Pfizer Confidential Information or Coley Confidential Information are bound to maintain such information in confidence. Notwithstanding the foregoing, PFIZER may disclose Coley Confidential Information (i) to Governmental Authorities (a) to the extent reasonably useful to obtain or maintain Regulatory Approvals, Price Approvals, privileges or rights for any Licensed Product within the Territory and (b) in order to respond to inquiries, requests or investigations; (ii) to outside consultants, scientific advisory boards, managed care organizations, contract manufacturers and non-clinical and clinical investigators to the extent reasonably useful to develop, manufacture, register or market any Licensed Product; provided that PFIZER shall obtain the same confidentiality obligations from such Third Parties as it obtains with respect to its own similar types of proprietary information; and (iii) to the extent reasonably useful to PFIZER in exercising its rights under this Agreement; provided that in the case of each of clauses (i), (ii) and (iii), PFIZER shall treat the Coley Confidential Information in the same manner that it would treat its own similar types of proprietary information in similar situations.

(e) Nothing in this Section 9.1 shall be construed to limit the right of PFIZER’s or COLEY’s clinical investigators to publish the results of their studies.

9.2 Publication. Subject to Section 9.1(e), none of COLEY, its Affiliates, or any of its or its Affiliates’ employees, subcontractors, consultants, investigators, licensees or agents may publish or present any information, including, without limitation, the results of any work performed under the Screening and Evaluation Agreement, or preclinical or clinical studies with respect to the Compound, any Research Compound or any Licensed Product without PFIZER’s prior consent (which may be withheld in its sole discretion). Neither party shall have the right to publish or present Confidential Information of the other party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9.3 Publicity. The press release announcing the signing of the transactions contemplated by this Agreement will be in substantially the same form as Exhibit D attached hereto and will be promptly disseminated following signing. In addition, either party may make a public statement, including in analyst meetings, concerning this Agreement or the progress of the Compound, the Research Compounds or the Licensed Products where such statement: (a) is required by Law, applicable stock exchange regulation or legal proceedings, (b) concerns one of the events described in Schedule 9.3; provided that COLEY may only make a public statement concerning one of the events described in Schedule 9.3 as follows: (i) jointly with PFIZER, (ii) with PFIZER’s prior consent and in compliance with the other provisions of this Section 9.3 or (iii) after PFIZER has made a public statement with respect thereto, so long as COLEY’s public statement is consistent therewith; provided, further, that PFIZER shall either make a public statement concerning the events described in Schedule 9.3 in a manner consistent with its public statements for its other pharmaceutical products or permit COLEY to make a public statement in accordance with clause (ii) of this Section 9.3, or (c) is contained in PFIZER’s financial statements prepared in accordance with generally acceptable accounting principles in the United States. In connection with any such statement, the party proposing to make such statement shall, if possible, endeavor to obtain confidential treatment of economic and trade secret information. In any event, the parties agree to use reasonable efforts, consistent with such party’s practice regarding its own similar types of proprietary information, to avoid disclosure of Confidential Information, except as permitted hereunder, and shall cooperate with each other with respect to all such disclosures. The party that is required to or has otherwise decided to make a written or oral public statement pursuant to this Section 9.3 shall give the other party sufficient advance notice of the text of any proposed statement so that the other party will have the opportunity to comment upon the statement, and such comments will be given due consideration by the party making the statement. Once a statement has been approved by both parties in accordance with this Section 9.3, then either party may communicate the information contained in such statement in a manner that is consistent with such statement. Except as provided above in this Section 9.3, neither party will make any public statement (whether written or oral or to the public press or its stockholders or otherwise) relating to the terms of, or events related to, this Agreement without the prior consent of the other party.

9.4 Registration and Filing of this Agreement. To the extent, if any, that a party concludes that it is required under applicable Laws to file or register this Agreement or a notification thereof with any Governmental Authority, including, without limitation, the US Securities and Exchange Commission, the FTC or the DOJ, such party may do so; provided that such party shall provide the other party with a written copy of all proposed filings, registrations or notifications within such time frame as to allow for a reasonably sufficient time for review and comment by the other party prior to the submission of such proposed filing, registration or notification. The other party shall cooperate with such filing, registration or notification and shall execute all documents reasonably required in connection therewith. To the extent permitted by applicable Law, the parties will request confidential treatment of sensitive provisions of the Agreement. The parties shall promptly inform each other as to the activities or inquiries of any such Governmental Authority relating to this Agreement and shall cooperate to respond to any request for further information therefrom. Each party shall be responsible for its own legal and other external costs in connection with any such filings, registrations or notifications.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 10. REPRESENTATIONS.

10.1 COLEY Warranties. As of the date hereof and as of the Effective Date, each of the Coley Entities hereby represents and warrants to PFIZER as follows:

(a) To the knowledge of each such Coley Entity and its Affiliates, the issued patents encompassed within the Coley Patent Rights applicable to the Field are valid and enforceable patents, and no Third Party (i) is infringing any such patents in the Field relating to the Compound or the Product in development as of the Effective Date or (ii) except as indicated in Schedule 10.1(a)ii has challenged the extent, validity or enforceability of such patents (including by way of example through the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any equivalent foreign entity). Exhibit A contains a complete and correct list of all patents and patent applications owned by, or otherwise controlled by each of the Coley Entities (and indicating which entity owns or controls each patent and patent application and which are owned and which are controlled) relating to the Compound or any Product. To the knowledge of COLEY and its Affiliates, none of the manufacture, use, sale, offer for sale or importation by COLEY of the Compound or any Product would infringe or constitute a misappropriation or other violation of the rights of any Third Party. Each of the Coley Entities, as the case may be, is the legal and beneficial owner of, or has the right to grant to PFIZER the rights granted herein pursuant to (x) the OHRI License Agreement, the UIRF License Agreement or any other assignment of inventorship, (y) all the Coley Patent Rights in the Field and (z) all Coley Technology in the Field. Except for the license identified in Schedule 1.28, and except for research licenses for non-commercial purposes granted to academic or non-profit research entities or to other Third Parties involved in research for non-commercial purposes, no person, firm, corporation or other entity (including without limitation any direct or indirect subsidiary or Affiliate of any Coley Entity and any agreements and licenses by and between or among any Coley Entities and their respective Affiliates) has any right, interest or claim in or to, and neither COLEY nor any of its Affiliates has entered into any agreement granting any right, interest or claim in or to, any Coley Patent Rights applicable to the Field or Coley Technology applicable to the Field. Except for the rights granted to COLEY under the OHRI License Agreement and the UIRF License Agreement, none of the rights of COLEY or its Affiliates under the Coley Patent Rights in the Field or Coley Technology in the Field have been licensed or otherwise made available (including without limitation pursuant to any immunity from suit arrangement) to COLEY or its Affiliates from a Third Party. COLEY and/or its Affiliates own or control valid and enforceable rights in the Coley Patent Rights and Coley Technology in the Field, in each case, free of any lien, encumbrance, charge, security interest, mortgage or other similar restriction.

(b) Each of the Coley Entities has heretofore disclosed to PFIZER all material information known to it or its Affiliates with respect to the safety and efficacy of the Compound and the Product.

(c) Each of the Coley Entities has the corporate power and authority to execute and deliver this Agreement, and Coley Inc. has the corporate power and authority

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

to execute and deliver the Screening and Evaluation Agreement and the Stock Purchase Agreement and to perform its respective obligations hereunder and thereunder, and the execution, delivery and performance of this Agreement by each of them and the Screening and Evaluation Agreement and Stock Purchase Agreement by Coley Inc. have been duly and validly authorized and approved by proper corporate action on the part of each of them, and each of the Coley Entities has taken all other action required by Law, its certificate of incorporation, by-laws or other organizational documents or any agreement to which it is a party or to which it may be subject required to authorize such execution, delivery and performance (other than compliance with all applicable requirements of the HSR Act). Assuming due authorization, execution and delivery on the part of PFIZER, each of this Agreement, the Screening and Evaluation Agreement and the Stock Purchase Agreement constitutes a legal, valid and binding obligation of each of the Coley Entities that are party hereto or thereto, enforceable against each of them in accordance with its terms.

(d) The execution and delivery of this Agreement, the Screening and Evaluation Agreement and the Stock Purchase Agreement by each of the Coley Entities that are party hereto or thereto and the performance by each of them contemplated hereunder and thereunder does not and will not violate any Laws or any order of any court or Governmental Authority where such violation would have an adverse impact on PFIZER’s rights hereunder.

(e) Except for filings pursuant to the HSR Act, neither the execution and delivery of this Agreement, the Screening and Evaluation Agreement or the Stock Purchase Agreement, nor the performance hereof or thereof by any Coley Entity requires any of them to obtain any permits, authorizations or consents from any Governmental Authority or from any other person, firm or corporation, and such execution, delivery and performance will not result in the breach of, give rise to any termination of, rescission, renegotiation or acceleration under or trigger any other rights under any agreement or contract to which (i) any of the Coley Entities may be a party that relates to the Coley Patent Rights, the Coley Technology, the Compound, or the Product or (ii) to the knowledge of COLEY and its Affiliates, OHRI or UIRF is a party that relates to the Coley Patent Rights, the Coley Technology, the Compound, or the Product.

(f) Except as listed on Schedule 10.1(a)(ii), to the knowledge of COLEY and its Affiliates, there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in Law or in equity, pending or relating to or, to the knowledge of COLEY and its Affiliates, threatened against COLEY, any of the parties to the OHRI License Agreement or the UIRF License Agreement, or any of their respective Affiliates, in each case in connection with the Compound, the Product or any Coley Patent Rights or Coley Technology or against or relating to the transactions contemplated by this Agreement, the Screening and Evaluation Agreement or the Stock Purchase Agreement.

(g) Except for (x) the OHRI License Agreement, (y) the UIRF License Agreement and (z) the agreements listed on Schedule 10.1(g)(i), there are no agreements to which COLEY or any of its Affiliates is a party pursuant to which COLEY or any of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

its Affiliates has a license, or an option to obtain a license, or holds an immunity from suit, with respect to patents which (i) are pending, applied for, granted or registered, and (ii) but for COLEY’s and its Affiliates’ rights under such agreements, could be asserted by Third Parties to be infringed by the manufacture, distribution, use, or sale of the Compound or the Product. Each of the OHRI License Agreement and the UIRF License Agreement constitutes a valid and legally binding obligation of each of Coley Inc. and the other parties thereto, enforceable in accordance with its terms, and is in full force and effect. The OHRI License Agreement and the UIRF License Agreement will continue to be in full force and effect on identical terms immediately following the execution of this Agreement, and there have not been any amendments or alterations thereto that have not been heretofore disclosed to PFIZER. The OHRI License Agreement represents the complete agreement and understanding between OHRI and COLEY and its Affiliates relating to the Coley Patent Rights and the Coley Technology that are the subject of the OHRI License Agreement. The UIRF License Agreement represents the complete agreement and understanding between UIRF and Coley and its Affiliates relating to the Coley Patent Rights and the Coley Technology that are the subject of the UIRF License Agreement. Each of Coley Inc. and its Affiliates has performed all of its obligations under each of the OHRI License Agreement and the UIRF License Agreement, and none of COLEY or any of its Affiliates is (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder, and, to the knowledge of COLEY and its Affiliates, no other party to such agreements is (with or without the lapse of time or the giving of notice, or both) in breach or default thereunder. None of the other parties to the OHRI License Agreement or the UIRF License Agreement has given any notice to or made a claim against COLEY or any of its Affiliates with respect to any breach or default under the OHRI License Agreement or the UIRF License Agreement. Complete and correct copies of (w) the Agreements listed on Schedules 8.2(a) and 1.28 attached hereto (including all amendments, supplements and waivers thereto in effect as of the Effective Date), (x) the OHRI License Agreement (including all amendments, supplements and waivers thereto in effect as of the Effective Date), (y) the UIRF License Agreement (including all amendments, supplements and waivers thereto in effect as of the Effective Date) and (z) all agreements of COLEY and its Affiliates with any Third Parties regarding the supply and manufacture of goods relating to the Compound and the Product (including all amendments, supplements and waivers thereto) in effect as of the Effective Date have heretofore been delivered to PFIZER.

(h) Intentionally Left Blank

(i) Each of the Coley Entities has heretofore disclosed to PFIZER all material correspondence and contact information between each of the Coley Entities and/or their respective Affiliates and the FDA and any other Regulatory Authorities regarding the Compound and the Product.

(j) Schedule 10.1(j), sets forth a complete and accurate list of all of Coley Inc.’s subsidiaries, and for each such subsidiary Coley Inc. is the legal and beneficial holder and owner of one hundred percent (100%) of the outstanding capital stock of such subsidiary and any all rights and options to capital stock to such subsidiary.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

For purposes of this Section 10.1, “to the knowledge of COLEY and its Affiliates” shall mean to the knowledge of COLEY and its Affiliates (including, without limitation, the knowledge of those officers and department heads of COLEY and its Affiliates whose duties include responsibility for the matters specified above).

10.2 PFIZER Warranties. As of the date hereof and as of the Effective Date, PFIZER hereby represents and warrants to COLEY as follows:

(a) PFIZER has the corporate power and authority to execute and deliver this Agreement and the Screening and Evaluation Agreement and to perform its obligations hereunder and thereunder, and the execution, delivery and performance of this Agreement and the Screening and Evaluation Agreement by PFIZER have been duly and validly authorized and approved by proper corporate action on the part of PFIZER, and PFIZER has taken all other action required by Law, its certificate of incorporation or by-laws or any agreement to which it is a party or to which it may be subject required to authorize such execution, delivery and performance (other than compliance with all applicable requirements of the HSR Act). Assuming due authorization, execution and delivery on the part of the Coley Entities, each of this Agreement and the Screening and Evaluation Agreement constitutes a legal, valid and binding obligation of PFIZER, enforceable against PFIZER in accordance with its terms.

(b) The execution and delivery of this Agreement and the Screening and Evaluation Agreement and the performance by PFIZER contemplated hereunder and thereunder does not and will not violate (subject to obtaining appropriate governmental health, pricing and reimbursement approvals) any Laws or any order of any court or Governmental Authority where such violation would have an adverse effect on COLEY’s or its Affiliates’ rights hereunder.

(c) Except for filings pursuant to the HSR Act, neither the execution and delivery of this Agreement or the Screening and Evaluation Agreement nor the performance hereof or thereof by PFIZER requires PFIZER to obtain any permits, authorizations or consents from any Governmental Authority (subject to obtaining all necessary FDA and other Governmental Authority approvals with respect to the manufacture, use or sale of the Compound and the Product) or from any other person, firm or corporation and such execution, delivery and performance will not result in the breach of or give rise to any termination of any agreement or contract to which PFIZER may be a party, except for those that would not reasonably be expected to adversely affect PFIZER’s ability to perform its obligations under this Agreement or the Screening and Evaluation Agreement.

(d) To the knowledge of PFIZER, there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in Law or in equity, pending or relating to or, to the knowledge of PFIZER, threatened against PFIZER in connection with or relating to the transactions contemplated by this Agreement or the Screening and Evaluation Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

For purposes of this Section 10.2, “to the knowledge of PFIZER” shall mean to the knowledge of PFIZER (including, without limitation, the knowledge of those officers and employees of PFIZER whose duties include responsibility for the matters specified above).

10.3 Covenants of Coley

(a) COLEY covenants and agrees with PFIZER that COLEY shall maintain in effect the OHRI License Agreement and the UIRF License Agreement and shall not take any actions (or omit to take any actions) that would result in a breach of the OHRI License Agreement or the UIRF License Agreement or any termination of either such agreement prior to the applicable stated term of such agreement in effect as of the date hereof. COLEY agrees that it shall not amend, modify or supplement the OHRI License Agreement or the UIRF License Agreement, or waive any terms or conditions thereunder, that would have an adverse effect on PFIZER’s rights hereunder, without the prior consent of PFIZER. COLEY shall provide to PFIZER advance notice as is reasonable under the circumstances (but in any event not less than five (5) calendar days) of any amendment, modification, supplement or waiver of the OHRI License Agreement or the UIRF License Agreement that has a material effect on PFIZER’s rights hereunder. In addition, COLEY shall not sell, assign, convey, pledge, hypothecate or otherwise transfer the OHRI License Agreement or the UIRF License Agreement or COLEY’s rights or obligations thereunder, or otherwise make any commitment in a manner that conflicts with PFIZER’s rights hereunder without the prior consent of PFIZER. COLEY shall immediately notify PFIZER upon receipt by COLEY or its Affiliates of any notice from any of the parties to the OHRI License Agreement or the UIRF License Agreement (other than Coley) of any actual or alleged default or breach or of such party’s intent to terminate the OHRI License Agreement or the UIRF License Agreement, respectively, exercise such party’s respective rights or remedies thereunder, or otherwise take any action that may adversely affect PFIZER’s rights under this Agreement.

(b) COLEY hereby covenants and agrees that, during the Term of this Agreement, COLEY shall not sell, assign or otherwise transfer, or permit any direct or indirect subsidiary of COLEY to sell, assign or otherwise transfer to any person (i) any Coley Patent Rights applicable to the Field that are registered in the name of or owned or controlled by COLEY or any direct or indirect subsidiary of COLEY, (ii) any Coley Technology applicable to the Field or (iii) any capital stock or securities of (A) any direct or indirect subsidiary of Coley Inc. or (B) any direct or indirect subsidiary (other than Coley Inc.) of any direct or indirect parent holding company of Coley Inc. where, in the case of any such subsidiary described in this clause (iii), such subsidiary owns or controls Coley Patent Rights applicable to the Field or Coley Technology applicable to the Field (any such direct or indirect subsidiary and “IP Subsidiary”); it being understood and agreed that COLEY and any IP Subsidiary may sell, assign or otherwise transfer Coley Patent Rights applicable to the Field and/or Coley Technology applicable to the Field to any wholly-owned direct or indirect subsidiary of Coley Inc. that (x) is and continues to be at all times incorporated and domiciled (including with respect to principal headquarters) in any state of the United States of America and (y) prior to any such sale, assignment or transfer to such Person described in clause (x), has acknowledged and confirmed in writing to PFIZER, all in a manner reasonably acceptable to PFIZER, that

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

effective as of such sale, assignment or other transfer such transferee shall be bound by this Agreement as if it were a party to it as and to the identical extent applicable to the transferee with respect to Coley Patent Rights applicable to the Field and/or Coley Technology applicable to the Field. In addition, COLEY hereby covenants and agrees that, during the Term of this Agreement, COLEY shall not incur or permit to exist (and shall cause each IP Subsidiary not to incur or permit to exist) any indebtedness for which any Coley Patent Rights and/or Coley Technology (A) constitutes collateral for such indebtedness, or (B) is subject to any lien, encumbrance, charge, security interest, mortgage, liability, grant of license to Third Parties or other restriction with respect to such indebtedness.

Section 11. TERM

11.1 This Agreement shall be effective as of the Effective Date and shall remain in effect during the Term.

11.2 Prior to the Effective Date, neither COLEY nor PFIZER shall have any rights or obligations hereunder. Notwithstanding the foregoing, effective as of the date of this Agreement, each of PFIZER and COLEY covenant and agree that (a) Sections 3 (HSR), 9 (Confidentiality) and 14 (Governing Law and Arbitration) shall be in full force and effect, and (b) neither COLEY nor its Affiliates shall negotiate, engage in or otherwise enter into any transaction involving (i) any sale or grant of any rights or licenses to the Coley Patent Rights in the Field or the Coley Technology in the Field in the Territory or (ii) any joint venture, co-promotion or similar relationship involving the Coley Patent Rights in the Field or the Coley Technology in the Field in the Territory. The obligations set forth in this Section 11.2 shall terminate ninety (90) days after the date of this Agreement if the Effective Date has not occurred on or before such date.

Section 12. TERMINATION.

12.1 Termination. This Agreement shall terminate as follows:

(a) COLEY shall have the rights set forth below in this Section 12.1(a) by notice to PFIZER, and PFIZER shall have the rights set forth below in this Section 12.1(a) by notice to COLEY:

(i) Upon COLEY’s notice to PFIZER that a Material Default by PFIZER has occurred, the parties will meet to discuss in good faith whether a plan to remedy the Material Default can be mutually agreed. If the parties fail to so agree within thirty (30) days after the date of such notice, Section 12.1(a)(ii) below shall apply.

(ii) Subject to the terms hereof, upon the occurrence of any Material Default by PFIZER or PFIZER’s default of its payment obligation under Section 2.1 of the Stock Purchase Agreement (after the exhaustion of all remedies and cure periods thereunder), COLEY may, upon five (5) days’ prior notice, terminate this Agreement, with such termination to be effective upon the expiration of such five (5)-day period; provided, however, that in case of a default of a payment obligation, such notice will lapse without effect if PFIZER cures such default within such time.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iii) Upon PFIZER’s notice to COLEY that a Material Default by COLEY has occurred, the parties will meet to discuss in good faith whether a plan to remedy the Material Default can be mutually agreed. If the parties fail to so agree within thirty (30) days after the date of such notice, Section 12.1(a)(iv) below shall apply.

(iv) Subject to the terms hereof, upon the occurrence of any Material Default by COLEY, PFIZER may, upon five (5) days’ prior notice, terminate this Agreement, with such termination to be effective upon the expiration of such five (5)-day period; provided, however, that in case of a default of a payment obligation, such notice will lapse without effect if COLEY cures such default within such time.

(v) The provisions of Section 12.1(a)(ii) and 12.1(a)(iv) shall be stayed during the pendancy of the matters (including, without limitation, the notice, meeting and arbitration processes) contemplated by Section 14.2.

(vi) Notwithstanding COLEY’s right of termination described in this Section 12.1(a), COLEY acknowledges and agrees that it shall have no claim whatsoever against PFIZER under this Agreement, and no right to terminate this Agreement, for any breach or alleged breach by PFIZER or any of its Affiliates of any one or more of the Ancillary Agreements [********************************************************************************** *********************************************************************], and that, under the above circumstances, this Agreement shall remain in full force and effect.

(b) This Agreement may be terminated by either COLEY or PFIZER, effective upon notice to the other party, if the Effective Date shall not have occurred on or prior to the date that is one hundred eighty (180) days after the parties make their respective HSR filings pursuant to the terms and conditions of this Agreement.

(c) If either party is generally unable to meet its debts when due, or makes a general assignment for the benefit of its creditors, or there shall have been appointed a receiver, trustee or other custodian for such party for all or a substantial part of its assets, or any case or proceeding shall have been commenced or other action taken by or against such party in bankruptcy or seeking the reorganization, liquidation, dissolution or winding-up of such party or any other relief under any bankruptcy, insolvency, reorganization or other similar act or Law, and any such event shall have continued for ninety (90) days undismissed, unstayed, unbonded and undischarged, then the other party may, upon notice to such party terminate this Agreement, such termination to be effective upon such party’s receipt of such notice.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(d) At any time [**************************************], upon one hundred twenty (120) days’ notice to COLEY [************************************************************************] shall have the right (at PFIZER’s sole discretion), to terminate this Agreement, such termination to be effective upon the expiration of such one hundred twenty (120) [*********************************************************]. During the applicable notice period prior to the effective date of any such termination, PFIZER agrees (w) to continue all preclinical and clinical studies relating to the Compound, any Research Compound or any Licensed Product, consistent with the terms of this Agreement, until they are either completed or transferred to COLEY, (x) to cooperate with COLEY with respect to any public statements relating to this Agreement, the Compound, any Research Compound or any Licensed Product in accordance with Section 9.3, (y) not to terminate or abandon any Regulatory Approvals or Pricing Approvals with respect to a Licensed Product, and (z) not to terminate any contracts relating to preclinical or clinical studies of the Compound, any Research Compound or any Licensed Product that are transferable to COLEY (each, individually, an “Ongoing Study” and collectively, the “Ongoing Studies”). In connection with clause (z) of this Section 12.1(d), the parties agree to comply with the following procedures: (A) promptly after PFIZER delivers to COLEY a notice of termination under this Section 12.1(d), PFIZER will provide to COLEY a list of all Ongoing Studies, (B) no later than thirty (30) days after its receipt of the list of Ongoing Studies, COLEY will provide notice to PFIZER indicating which Ongoing Studies COLEY would like PFIZER to transfer to it (collectively, the “Transfer Studies”), (C) PFIZER will use reasonable efforts to transfer the Transfer Studies to COLEY during the applicable notice period prior to the effective date of any such termination, but in no event, shall PFIZER be required by any Third Party to retain any obligations or liabilities in connection with any such Ongoing Study or Transfer Study after the effective date of any such termination, and (D) COLEY hereby releases PFIZER from any and all liabilities in connection with any transfer of the Transfer Studies pursuant to this Section 12.2(d).

(e) In addition to the termination rights specified in this Section 12.1, PFIZER shall have the termination rights specified in Section 4.10(m) and Section 12.4.

12.2 Rights Upon Termination.

(a) Except as set forth in this Section 12.2, termination of this Agreement for any reason (x) shall be without prejudice to COLEY’s right to receive all Royalty Payments, in each case, accrued prior to the effective date of such termination, and any other remedies that either party may otherwise have and (y) shall not release a party hereto from any indebtedness, liability or other obligation incurred hereunder by such party prior to the effective date of such termination, except that no payments that are payable by PFIZER to COLEY under Section 5.1 or Section 5.2 shall accrue during any notice period provided for in this Article 12.

(b) Upon any termination of this Agreement pursuant to Section 12.1(b), all licenses shall terminate.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c) Upon any termination of this Agreement pursuant to Section 12.1, other than Section 12.1(b), the licenses and rights granted herein to PFIZER and to COLEY shall terminate, including, without limitation, the licenses granted pursuant to Sections 2.1, 2.2, 2.3 and 2.5; provided, however, the licenses granted to COLEY and PFIZER pursuant to Section 2.4 shall survive.

(d) PFIZER shall, promptly after termination, unless PFIZER terminates this Agreement under Section 12.1(a)(iv):

(i) Regulatory Matters. Deliver and transfer to COLEY or its designee possession and ownership of all Regulatory Approvals, filings and correspondence with Regulatory Authorities (including all INDs and NDAs (and their foreign equivalents)), global safety database information maintained by PFIZER and information relating to any marketing or post-marketing approval monitoring required by any Required Authority, in each case, relating solely to the Licensed Products and in the same form in which PFIZER maintains such items;

(ii) Pre-Clinical and Clinical Matters. Deliver and transfer to COLEY or its designee possession and ownership of all pre-clinical and clinical data and information owned or controlled by PFIZER, including, without limitation, copies of all reports, records, correspondence related thereto and information with respect to clinical sites, contract research organizations and consultants related to Ongoing Studies, in each case relating solely to the Licensed Products and in the same form in which PFIZER maintains such items;

(iii) Manufacturing Matters. Deliver and transfer to COLEY or its designee possession and ownership of all technology used solely in connection with the manufacture of the Licensed Products, solely for use in connection with the manufacture of the Licensed Products. At [***************************************************************

**************] for [**************************************************************************

***************************************************************] for the [****************

*****************************************] provided, however, [*******************************

***********************] or [*****************************] in [******************************]

or [************************************************************** ************************

*****] for [***********************] and [*** *********] and [***********************] for [*********

****************************************] or [****************].

(iv) Commercial Matters. Deliver to COLEY or its designee a list of the names and contact information for any person or entity to which PFIZER has directly shipped Licensed Products within the twelve (12)-month period prior to the effective date of termination;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(v) License Grant. Grant to COLEY a non-exclusive, royalty-free, perpetual license, with the right to sublicense, under PFIZER’s and its Affiliates’ rights in Pfizer Technology (other than any Pfizer Technology that PFIZER acquired from a Third Party (by license or otherwise), but including any such technology that is exclusively used in connection with the Compound, any Research Compound or any Licensed Product) solely for the purpose of developing, making, having made, using, selling, offering for sale and importing Licensed Products in the Territory; provided that with respect to any Pfizer Technology that PFIZER acquired from a Third Party (by license or otherwise) exclusively for use in connection with the Compound, any Research Compound or any Licensed Product, (x) PFIZER shall only be required to grant COLEY a license to such Pfizer Technology to the extent permitted under its agreement with such Third Party (it being understood that PFIZER shall negotiate in good faith with any such Third Party to obtain the right to grant COLEY such license and (y) to the extent that PFIZER incurs any applicable milestone or additional royalty obligations to such Third Party as a direct result of the license granted to COLEY, COLEY shall pay PFIZER such additional royalty obligation amounts, and COLEY shall execute such documentation reasonably satisfactory to PFIZER to such effect;

(vi) Assignment of Trademarks. Assign to COLEY or its designee all of PFIZER’s and its Affiliates’ right, title and interest in and to the Trademarks in the Territory and any other trademark that PFIZER is using in connection with a Licensed Product on the effective date of termination.

In the case of each of clauses (i) through (vi) of this Section 12.2(d), COLEY shall reimburse PFIZER for amounts specified therein and for any out-of-pocket expenses incurred by PFIZER in connection with such deliveries, transfers and assignments within [************************] days of receiving notice from PFIZER containing a reasonable detailed accounting of such costs. The parties agree that (A) any failure by PFIZER to provide immaterial data, information, reports, records, correspondence or other materials to COLEY pursuant to this Section 12.2(d) shall not be a breach of PFIZER’s obligations under this Section 12.2(d); (B) in no event shall PFIZER be required by any Third Party to retain any obligations or liabilities relating to the Licensed Products following any delivery, transfer or assignment pursuant to this Section 12.2(d); and (C) COLEY hereby releases PFIZER from any and all liabilities in connection with any delivery, transfer or assignment pursuant to this Section 12.2(d). For purposes of this Section 12.2(d), all of the defined terms and related provisions used in or referenced by this Section 12.2(d) shall survive termination of this Agreement. PFIZER shall execute all documents and take such further actions as may be reasonably requested by COLEY in order to give effect to the foregoing clauses (i) through (vii).

12.3 Bankruptcy. PFIZER may, in addition to any other remedies available to it by law or in equity, exercise the rights set forth below in this Section 12.3 by notice to COLEY, in the event COLEY shall have become insolvent or bankrupt, or shall have made a general assignment for the benefit of its creditors, or there shall have been appointed a trustee or receiver of COLEY or for all or a substantial part of its property, or any case or proceeding shall have

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

been commenced or other action taken by or against COLEY in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, and any such event shall have continued for ninety (90) days undismissed, unbonded and undischarged. All rights and licenses granted under or pursuant to this Agreement by COLEY are, and shall otherwise be deemed to be, for purposes of Article 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Article 101 of the U.S. Bankruptcy Code. The parties agree that PFIZER, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against COLEY under the U.S. Bankruptcy Code, PFIZER shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon its written request therefor, unless COLEY elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of COLEY upon written request therefor by PFIZER.

12.4 Change of Control. In the event of any Change of Control, COLEY shall notify PFIZER promptly, but in no event later than five (5) Business Days, following approval by COLEY’s board of directors of any transaction that constitutes a Change of Control and PFIZER shall have the right upon sixty (60) days’ notice following any such Change of Control, to elect that any one or more of the following shall be deleted, in whole or in part, from this Agreement: [*****************************************

**************************]. In addition, in the event of any Change of Control, all licenses granted to COLEY under Section 2.5 shall terminate. In the event that PFIZER makes any election as provided in this Section 12.4 to delete any Section, each of the parties hereto will enter into an appropriate and customary written amendment and no party shall have any further obligations with respect to any such deleted Section. For the avoidance of doubt, PFIZER shall be entitled, in its sole discretion, to make the elections provided for in this Section 12.4 upon each occurrence of a Change of Control.

Section 13. INDEMNIFICATION.

13.1 Indemnification.

(a) Subject to this Section 13, PFIZER will indemnify, defend and hold COLEY and its Affiliates, directors, officers and employees (collectively, the “Coley Parties”) harmless from and against any and all Losses (as defined below) incurred, suffered or sustained by the Coley Parties, arising out of or resulting from a claim by a Third Party, (i) based on any misrepresentation or breach of any representation, warranty, covenant or agreement of PFIZER contained in (x) this Agreement or (y) any agreement by and among the parties and/or their Affiliates entered into in connection with this Agreement (a “Related Agreement”) or (ii) [***********]. Notwithstanding anything to the contrary contained herein, [**************************** ] this Section 13.1(a) [**************] (a) [*************************************** **************] or [********* **********************************] or [*********************************************************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

*******************************************] or [****************************] or (b) [********************** **************] of the [******************************************].

(b) Subject to this Section 13, COLEY will indemnify, defend and hold PFIZER and its Affiliates, directors, officers and employees (collectively, the “Pfizer Parties”) harmless from and against any and all Losses incurred, suffered or sustained by the Pfizer Parties, arising out of or resulting from a claim by a Third Party, based on any misrepresentation or breach of any representation, warranty, covenant or agreement of COLEY contained in (x) this Agreement or (y) any Related Agreement. Notwithstanding anything to the contrary contained herein, [***************] Section 13.1(b) [********************] (a) [*****************] or [************************************] or [*********************************] or [***** ******] or [***************************************************] or (b) [**************************** ****** ********] of [***********************************************].

13.2 Co-Indemnification.

(a) Co-Indemnification.

(i) Subject to Section 13.4(c), PFIZER shall indemnify, defend and hold COLEY and the Coley Parties harmless from and against [************************] of the amount of any and all Losses arising out of or resulting from a claim by a Third Party involving any [*************************************] resulting from the use, promotion, manufacture, commercialization, distribution, offering for sale, sale or importation by PFIZER or any of its Affiliates of a Licensed Product (but in all cases excluding Losses for which one party is obligated to indemnify the other party pursuant to Section 13.1) (any and all such Losses, the “Co-Indemnity Liability”), and COLEY shall indemnify, defend and hold PFIZER and the Pfizer Parties harmless from and against [**************************] of the amount of any and all of such Co-Indemnity Liability; it being understood and agreed that the purpose of the provisions of this sentence is that, subject to Section 13.4(c), PFIZER and COLEY shall pay for and otherwise share the cost of the Co-Indemnity Liability on [**************************] and [**************************] basis, respectively.

(ii) The parties hereto understand and agree that [*************** *******************] Section 13.2(a) of this Agreement [************************] as follows: (a) [***************************************** ***********************************************************************************************] pursuant to [**********] this Agreement [******************************] and (b) [**********************] and [************************************************************************************************ ***************************************] or [**********************************************

************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

************************************************] of the [*******************] pursuant to [**************] this Agreement [**************** ********] then [************************

*************************** ****************************************************] in this Section 13.2(a)(ii).

(b) For purposes of this Agreement, PFIZER shall be entitled to become the “Indemnifying Party” as that term is used in Section 13.4 (but subject to the sharing of liability as provided in Section 13.2(a)) and, therefore, PFIZER shall have full control of any such claim from a Third Party involving Co-Indemnity Liability as contemplated in Section 13.4; provided, however, that PFIZER shall notify COLEY of any claim asserted against it by a Third Party for which PFIZER is entitled to co-indemnification by COLEY under Section 13.2(a).

13.3 Losses. For purposes of this Agreement, “Losses” shall mean any and all (a) claims, losses, liabilities, damages, fines, royalties, governmental penalties or punitive damages, deficiencies, interest, awards, and judgments, and (b) with respect to Third Parties, settlement amounts and all of the items referred to in clause (a) above which include, subject to the limitations set forth in Section 13.6, special, indirect, incidental and consequential damages (including without limitation lost profits), and (c) any and all reasonable, out-of-pocket costs and expenses incurred in connection with all of the items referred in clauses (a) and (b) above (including reasonable out-of-pocket attorneys’ fees and all other expenses reasonably incurred in investigating, preparing or defending any litigation or proceeding, commenced or threatened).

13.4 Defense Procedures; Procedures for Third Party Claims. In the event that any Third Party asserts a claim with respect to any matter for which any Coley Party or Pfizer Party (the “Indemnified Party”), as applicable, is entitled to indemnification hereunder with respect to such Indemnified Party (a “Third Party Claim”), then the Indemnified Party shall promptly notify in writing the party obligated to indemnify the Indemnified Party under the terms of this Agreement (the “Indemnifying Party”) thereof; provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

(a) The Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party within ten (10) Business Days following receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party Claim, to assume and conduct the defense of such Third Party Claim which involves solely monetary damages, with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party; provided that (i) the Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnified Party, to satisfy the amount of any adverse monetary judgment that is sought; and (ii) the Third Party Claim solely seeks (and continues to seek) monetary damages; and (iii) the Indemnifying Party expressly agrees in writing that as between the Indemnifying Party and the Indemnified Party, the Indemnifying Party shall be solely obligated to satisfy and discharge the Third Party Claim in full. (The conditions set forth in (i), (ii) and (iii) above are collectively referred to as the “Litigation Conditions”). Notwithstanding anything to the contrary contained herein, in the case of any Third Party Claim which is the subject of Section 13.2, PFIZER shall be entitled to control the defense of such Third Party Claim.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(b) Within ten (10) Business Days after the Indemnifying Party has given notice to the Indemnified Party of its intended exercise of its right to defend a Third Party Claim, the Indemnified Party shall give notice to the Indemnifying Party of any objection thereto based upon the Litigation Conditions. If the Indemnified Party reasonably so objects, the Indemnified Party shall continue to defend the Third Party Claim, at the expense of the Indemnifying Party, until such time as such objection is withdrawn. If no such notice is given, or if any such objection is withdrawn, the Indemnifying Party shall be entitled, at its sole cost and expense, to assume and conduct such defense, with counsel selected by the Indemnifying Party, until such time as the Indemnified Party shall give notice that any of the Litigation Conditions, in its reasonable judgment, are no longer satisfied. During such time as the Indemnifying Party is controlling the defense of such Third Party Claim, the Indemnified Party shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party fails to satisfy the Litigation Conditions or does not notify the Indemnified Party in writing of the Indemnifying Party’s intent to defend any Third Party Claim within ten (10) Business Days after notice thereof, the Indemnified Party may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s reasonable expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnified Party, as the case may be, shall have the right to join in (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim which the other party is defending as provided in this Agreement. The Indemnified Party shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense; provided, however, that if COLEY, upon the advice of counsel, reasonably determines that the interests of COLEY and PFIZER in connection with such Third Party Claim involving Co-Indemnity Liability pursuant to Section 13.2(a) are conflicting, then the reasonable cost and expense of such counsel shall be included in the Co-Indemnity Liability.

(c) The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, enter into any compromise or settlement which commits the Indemnified Party to take, or to forbear to take, any action. The Indemnified Party shall have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such Third Party Claim involves equitable or other non-monetary relief, but, subject to Section 13.2(c) and this Section 13.4(c), shall not have the right to settle such Third Party Claim to the extent such Third Party Claim involves monetary damages without the prior written consent of the Indemnifying Party. Notwithstanding the foregoing, (a) PFIZER shall deliver to COLEY all offers of settlement relating to any Co-Indemnity Liability (any such offer, an

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

“Offer of Settlement”); (b) [********************************] pursuant to [***********************

******************************************************************************************

***********] unless [***********************************************************************] pursuant to [**********]; (c) if COLEY does not, within five (5) Business Days of its receipt of any Offer of Settlement from PFIZER, notify PFIZER that [**********************************************] pursuant to Section 13.2 regarding such Offer of Settlement or if at any time thereafter COLEY does not [*********************************************

**********************************] pursuant to Section 13.2 regarding such Offer of Settlement, then (x) PFIZER shall be entitled to enter into any such settlement [**********************] PFIZER and any Pfizer Parties and specifically [***********************] and [*******] and (y) [****************************************************

**************** ********************************************************************************

***************************] with respect to [**********************] pursuant to [**********]; and (d) for the avoidance of doubt, amounts due or owing with respect to Section 13.2 resulting from any judgment rendered by any competent court or tribunal shall not require the consent of COLEY.

13.5 Exclusive Remedy. The indemnification rights provided in Section 13 shall be the exclusive remedy of the parties with respect to the matters covered therein.

13.6 Limitation of Liability. IN NO EVENT SHALL PFIZER OR COLEY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) SUFFERED BY PFIZER OR COLEY, RESPECTIVELY UNDER THIS AGREEMENT, EXCEPT (A) TO THE EXTENT OF ANY SUCH DAMAGES PAID TO A THIRD PARTY AS PART OF A THIRD PARTY CLAIM, (B) FOR PURPOSES OF INDEMNIFICATION PURSUANT TO THIS SECTION 13, FOR [*******************************************

**********************] AND (C) FOR PURPOSES OF INDEMNIFICATION PURSUANT TO THIS SECTION 13, [************************************************************************************************].

Section 14. GOVERNING LAW; ARBITRATION AND JURISDICTION

14.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

14.2 Arbitration.

(a) The parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of the Agreement. In the event of the occurrence of any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of the Agreement including disputes relating to an actual or alleged breach or termination of the Agreement (but in all cases excluding any disputes

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

regarding matters decided as a result of an audit by the accountants hired to conduct such audit pursuant to Section 6.5, intellectual property matters relating to the validity or enforceability of such intellectual property (including, without limitation, the provisions of Section 7) or any suits for specific performance or injunctive relief (collectively, the “Excluded Matters”)), it shall be settled in the manner set forth below; provided, however, that the arbitrators referred to below shall give effect to the provisions of the Agreement and shall not adjust, modify or change the effects of the provisions as set forth in the Agreement. For the avoidance of doubt, no party shall be required to submit any Excluded Matter (including, without limitation, any applicable validity, construction, enforceability, breach or default dispute or issue under this Agreement involving such Excluded Matter) to arbitration pursuant to this Section 14.2.

(b) If a party intends to begin to resolve a dispute under this Section 14.2, such party shall provide written notice (the “ADR Request”) to the other party informing such party of such intention and the issues to be resolved. The notice shall explain the nature of the complaint and refer to the relevant sections of the Agreement upon which the complaint is based. The complaining party shall also set forth a proposed solution to the problem, including a suggested time frame within which the parties must act.

(c) The non-complaining party must respond within forty-five (45) days of receiving notice with an explanation, including references to the relevant provisions of the Agreement and a response to the proposed solution and suggested timeframe for action. The non-complaining party may add additional issues to be resolved.

(d) Within fifteen (15) days of receipt of the response from the non-complaining party, the parties shall meet and discuss options for resolving the dispute at either the Development Committee or Screening and Evaluation Committee, as appropriate. At least one officer or executive of each party will attend the Development Committee or Screening and Evaluation Committee meeting, as applicable, and both parties will attempt in good faith to resolve the dispute. The complaining party must initiate the scheduling of this resolution meeting. If the dispute is not resolved at the applicable committee meeting, then COLEY shall make its President or CEO available and PFIZER shall make a senior executive responsible for development or a senior executive responsible for the pharmaceutical business (as applicable) available to meet and confer with the other party.

(e) Except for Excluded Matters and as otherwise provided herein, any dispute under this Agreement that cannot be resolved pursuant to Sections 14.2(b), (c) and (d) above shall be resolved through binding arbitration as follows:

(i) A party may submit such dispute to arbitration by notifying the other party, in writing, of such dispute (the “Arbitration Notice”). Unless otherwise agreed to by the parties, all arbitration proceedings shall be conducted in English and held in New York City, New York. The parties agree to use a panel of three arbitrators, selected from the American Arbitration Association (“AAA”) Arbitration Panels from the jurisdiction in which the arbitration is to be held. Each party shall select one (1) arbitrator within thirty (30) days after receipt of such

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Arbitration Notice, and the third (3rd) arbitrator must be a former United States federal judge who shall be selected by the parties’ chosen arbitrators within thirty (30) days of the parties’ chosen arbitrators being selected; provided, however, that if the parties’ arbitrators cannot agree on a third (3rd) arbitrator within such thirty (30)-day period, the third (3rd) arbitrator shall be a former United States federal judge selected by the New York, New York office of the AAA. The arbitrators shall, in rendering a decision, apply the substantive law of New York.

(ii) Within thirty (30) days after the designation of the arbitrators, the arbitrators and the parties shall meet, at which time the parties shall be required to set forth in writing all disputed issues and a proposed ruling on the merits of each such issue. During the meeting, the parties shall negotiate in good faith the issues to be tried and the scope and schedule of discovery relating to depositions, document production and other discovery devices, taking into account the nature of the dispute submitted for resolution. If the parties are unable to reach agreement at such meeting as to the scope and schedule of discovery, then the arbitrators may order such discovery as they deem necessary but in accordance with the following: (x) the Federal Rules of Evidence and the Federal Rules of Civil Procedure shall apply and (y) to the extent practicable, taking into account the nature of the dispute submitted for resolution, such discovery shall be completed in no less than sixty (60) days and no more than one hundred twenty (120) days, as determined by the arbitrators, taking into consideration the needs of the parties. Such discovery shall be conducted in accordance with the Federal Rules of Civil Procedure.

(iii) The arbitrators shall set a date for a hearing, which shall be no later than thirty (30) days after the close of discovery. Except as provided herein, the arbitration shall be governed by the Commercial Arbitration Rules of AAA; provided, however, that R-31 and R-32 of those rules will be modified to the extent that the Federal Rules of Evidence shall apply with regard to admissibility of evidence. The arbitration shall continue from day-to-day until completed. The arbitrators may then request oral summations by the parties if they deem such summations to be useful. At the hearing, each party shall submit to the arbitrators and each other party all requested dispositive motions with respect to the claims in arbitration. At such hearing, the parties shall have the right to be represented by counsel. Within thirty (30) days following the above hearing, both parties shall be entitled to submit post-hearing briefs and findings of fact.

(iv) The arbitrators shall use their best efforts to rule on each disputed issue within forty-five (45) days after the completion of the hearings described in this Section 14.2. The arbitrations shall issue an opinion with findings of fact and conclusions of law. In making the award, the arbitrators shall rule on each disputed issue. Resolution of disputes under this Section 14.2 shall be the sole and exclusive means of resolving disputes arising out of or relating to this Agreement (other than Excluded Matters); provided, however, that nothing herein shall preclude a party hereto from seeking in any court of competent jurisdiction injunctive or other equitable relief. The arbitration proceeding shall be

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

confidential and, except as required by Law, neither party shall make (or instruct the arbitrators to make) any public announcement with respect to the proceedings or decision of the arbitrators without the prior consent of the other party. The existence of any dispute submitted pursuant to this Section 14.2, and the award of the arbitrators, shall be kept in confidence by the parties and the arbitrators, except as required in connection with the enforcement of such award or as otherwise required by applicable Law. All rulings of the arbitrator shall be in writing and shall be delivered to the parties.

(v) The (x) attorneys’ fees of the parties in any arbitration, (y) fees of the arbitrators and (z) costs and expenses of the arbitration shall be borne by the parties as determined by the arbitrators. Any arbitration award may be entered in and enforced by any court of competent jurisdiction.

(vi) Nothing contained herein shall be construed to permit the arbitrators to award punitive, exemplary or any similar damages. By entering into the Agreement and exercising their rights to arbitrate, the parties expressly waive any claim for punitive, exemplary or any similar damages. The only damages recoverable under this Agreement are those permitted pursuant to Section 13.

14.3 Jurisdiction. With respect to any suit, action or proceeding relating to this Agreement (each, a “Proceeding”), each party irrevocably (i) subject to this Section 14.3, agrees and consents to be subject to the exclusive jurisdiction of the United States District Court for the District of Delaware or any Delaware state court sitting in Wilmington, Delaware (any such court, the “Court”) and (ii) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such Court as provided in this Section 14.3, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such Court does not have any jurisdiction over such party. Notwithstanding the foregoing, (a) if the Court adjudicating such Proceeding refuses for any reason to exercise jurisdiction over the dispute, either party shall be free to bring such Proceeding in any other Court in such state as provided above and, in the event such other Court refuses for any reason to exercise jurisdiction over the dispute, either party shall be free to bring such Proceeding in any other court, and (b) if any party (the “initiating party”) commences a Proceeding in any Court, the other party (the “defending party”) shall possess and retain the right to assert in that same Proceeding all claims and defenses that the defending party may have against the initiating party, including, without limitation, all counterclaims and setoffs. Each of Coley Inc., Coley Canada and Coley Germany shall at all times maintain an agent for service of process and any other documents in proceedings in Wilmington, Delaware and hereby designates Coley Pharmaceutical Group, Inc. as its agent. Each of Coley Canada and Coley Germany shall promptly provide PFIZER with written notice of any change in the identity of such agent. Any pleading, judgment or other notice of legal process shall be sufficiently served on each of Coley Inc., Coley Canada and Coley Germany if delivered to its agent at its then current address. Notwithstanding anything to the contrary contained herein, each party shall be entitled to seek injunctive relief and specific performance in any court in the world.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 15. MISCELLANEOUS.

15.1 Force Majeure. Neither party hereto shall be liable to the other party for any losses or damages attributable to a default in or breach of this Agreement which is the result of war (whether declared or undeclared), acts of God, revolution, acts of terror, fire, earthquake, flood, pestilence, riot, enactment or change of Law, accident(s), labor trouble, or shortage of or inability to obtain material, equipment or transport or any other cause beyond reasonable control of such party (in no event to include the obligation to pay money).

15.2 Severability. If and solely to the extent that any provision of this Agreement shall be invalid or unenforceable, or shall render this entire Agreement to be unenforceable or invalid, such offending provision shall be of no effect and shall not affect the validity of the remainder of this Agreement or any of its provisions; provided, however, the parties shall use their respective reasonable efforts to renegotiate the offending provisions to best accomplish the original intentions of the parties.

15.3 Accrued Obligation. Except as provided herein, termination of this Agreement for any reason shall not release any party hereto from any liability which at the time of such termination has already accrued to the other party or which is attributable to a period prior to such termination, nor shall it preclude either party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement.

15.4 Waivers. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party or parties waiving such term or condition. Neither the waiver by any party of any term or condition of this Agreement, nor the failure on the part of any party, in one or more instances, to enforce any of the provisions of this Agreement or to exercise any right or privilege, shall be deemed or construed to be a waiver of such term or condition for any similar instance in the future or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.

15.5 Entire Agreements; Amendments. This Agreement, together with the Ancillary Agreements, (together with Agreement and Option dated March 9, 2005, with each of Ottawa Health Research Institute and University of Iowa Research Foundation) sets forth the entire agreement and understanding among the parties as to the subject matter hereof and supersedes all agreements or understandings, verbal or written, made between COLEY and PFIZER before the date hereof with respect to the subject matter hereof. None of the terms of this Agreement shall be amended, supplemented or modified except in writing signed by both parties.

15.6 Survival. The provisions of Sections 2.4, 4.8(c) 6.5, 6.6, 9.1, 12.2, 13, 14 and 15 shall survive according to their respective provisions the expiration or any termination of this Agreement.

15.7 Assignment. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, subject to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

this Section 15.7, either party may, without such consent, assign this Agreement and its rights and obligations hereunder in whole or in part: (i) to any of its respective Affiliates so long as such party shall remain jointly and severally liable with such Affiliate in respect of all obligations so assigned; (ii) in connection with the transfer or sale of all or substantially all of its assets or stock, or in the event of its merger or consolidation or similar transaction; or (iii) to a Large Pharmaceutical Company (as defined in the definition of Change of Control) if such party or its Affiliates is required to, or reasonably believes that it will be required to, divest any of the Licensed Products or a competing product in order to comply with Law or the order of any Governmental Authority as a result of a merger or acquisition; provided, that if permitted by the Law or applicable Governmental Authority, (x) the other party shall be invited to submit a bid for the rights to be divested and (y) the divesting party grants to the other party a non-exclusive right to negotiate for a period of thirty (30) days to acquire the rights to be divested; provided, further, that, in the case of PFIZER, PFIZER’s rights and obligations under Section 8.2(e) shall take precedence over this right. Any purported assignment in violation of this Section 15.7 shall be void. Subject to this Section 15.7, any permitted assignee shall assume all obligations of its assignor under this Agreement.

15.8 Independent Contractor. The relationship between COLEY and PFIZER is that of independent contractors. COLEY and PFIZER are not joint venturers, partners, principal and agent, employer and employee, and have no other relationship other than independent contracting parties.

15.9 Non-Solicitation of Employees. During the term of this Agreement, neither party shall, directly or indirectly, recruit or solicit any employee of the other party with whom such party has come into contact or interacted for the purposes of performing this Agreement, without the prior consent of the other party, except pursuant to general solicitations not targeted at such employees.

15.10 Joint and Several Liability. The parties understand and agree that notwithstanding anything to the contrary contained herein, all obligations and liabilities of Coley Inc., Coley Canada and Coley Germany under this Agreement shall be joint and several.

15.11 Designation of Coley Inc as Agent. Each of Coley Canada and Coley Germany hereby designates and authorizes Coley Inc., on behalf of Coley Canada and Coley Germany, respectively, to receive all notices, to give all consents, waivers, approvals or to take any other action pursuant to this Agreement. Each of Coley Canada and Coley Germany hereby irrevocably appoints Coley Inc. as its attorney-in-fact, subject to the terms hereof, to carry out the matters authorized by this Section 15.11, including, without limitation, to amend, modify, waive, assign and transfer any rights and obligations relating to the Coley Patent Rights and the Coley Technology.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

15.12 Notices. All notices, consents, approvals, or other communications required hereunder given by one party to the other hereunder shall be in writing and made by registered or certified air mail, facsimile, express overnight courier or delivered personally to the following addresses of the respective parties:

If to COLEY:	Coley Pharmaceutical Group, Inc.
93 Worcester Street, Suite 101
Wellesley, MA 02481
U.S.A.

	Attention:	Vice President and General Counsel
	Facsimile:	781-431-6403

If to PFIZER:	Pfizer Inc.
235 East 42nd Street
New York, New York 10017-5755
U.S.A.

	Attention:	President, Pfizer Human Health
	Facsimile:	212-808-8652

with a copy to:	Attention:	Vice Chairman and General Counsel
	Facsimile:	212-808-8924

Notices hereunder shall be deemed to be effective (a) upon receipt if personally delivered, (b) on the tenth (10th) Business Day following the date of mailing if sent by registered or certified air mail, and (c) on the second Business Day following the date of transmission or delivery to the overnight courier if sent by facsimile or overnight courier. A party may change its address listed above by sending notice to the other party in accordance with this Section 15.12.

15.13 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any third party, including, without limitation, any creditor of either party. No such third party shall obtain any right under any provision of this Agreement or shall by reasons of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either party.

15.14 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

15.15 Counterparts. This Agreement may be executed in any two or more counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

15.16 Headings. Headings in this Agreement are included herein for ease of reference only and shall have no legal effect. References to Sections, Schedules, and Exhibits are to Sections, Schedules and Exhibits to this Agreement unless otherwise specified.

Remainder of Page Intentionally Left Blank

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IN the parties hereto have caused this Agreement to be executed by their duly authorized officers upon the date first above written.

COLEY PHARMACEUTICAL GROUP, INC.		PFIZER INC.

By:	/s/ Robert L. Bratzler	By:	/s/ Lisa Ricciardi
Name:	Robert L. Bratzler	Name:	Lisa Ricciardi
Title:	President & CEO	Title:	Licensing & Development

COLEY PHARMACEUTICAL GROUP, LTD.

By:	/s/ Robert L. Bratzler
Name:	Robert L. Bratzler
Title:	Chairman

COLEY PHARMACEUTICAL, GmbH.

By:	/s/ Charles E. Yon
Name:	Charles E. Yon
Title:	Charles E. Yon

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A

COLEY PATENT RIGHTS

Section I – Patents and Applications

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[************]	[******]	[*****] [******]	[****] [****]	[*********************** ******************** ******************]	[*****************] [********]

[***************]	[**********] [**************]	[********]	[*****] [******]	[****] [****]	[*********************** ******************* *******************]	[*********]

[***************]	[************] [************]	[********]	[******] [********]	[****] [********]	[************************ ************************ *************]	[*******] [******************]

[*********] [******] [******] [*****]	[**********] [*******] [*********] [***********]	[********]	[******] [********]	[****] [********]	[************************ ********************** **************]	[*******] [*******] [*****************] [******] [*******]

[*************]	[************] [************]	[*******]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*******] [******************] [***************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section II – Patents and Applications

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[************]	[********]	[*********] [*****]	[****] [****]	[********************* ***********************]	[*******]

[***************]	[************]	[********]	[*********] [*****]	[****] [****]	[********************* ***********************]	[*******]

[***************]	[**************] [**********]	[********]	[*********] [*****]	[****] [****]	[********************* ***********************]	[***************] [*************] [*****************]

[*********] [******] [******] [******] [********] [******] [*****] [**********] [***********]	[********] [***********] [*******] [**********] [**********] [******] [***********] [******] [*********]	[********]	[*********] [*****]	[****] [****]	[********************* ***********************]	[*************] [*********] [*******] [****************] [*******] [*******] [************** ******] [*************] [***************]

[***************]	[**********] [**************]	[********]	[******] [*******]	[*******] [*******]	[******************** ****************** ******************** ****************]	[*****************] [**************** ***********]

[***************]	[**********] [**************]	[********]	[******] [*******]	[*******] [*******]	[******************** ****************** ******************** ****************]	[***************** **************** ***********]

[***************]	[**********] [**************]	[********]	[******] [*******]	[*******] [*******]	[******************** ****************** ******************** ****************]	[***************** **************** ***********]

[***************]	[**********] [**********]	[********]	[******] [*******]	[********] [********]	[******************** ********************** ****************]	[*****************] [*****************]

[*********] [******] [******] [******] [*****] [**********] [***********]	[********] [*******] [**********] [******] [***********] [******] [*********]	[********]	[******] [*******]	[********] [********]	[******************** ********************** ****************]	[***************** ******] [*********] [***************** **********] [************** *********** ******] [*************] [**************** *************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[**************] [**********] [************]	[********] [*******]	[******] [*******] [****]	[********] [********] [********]	[************** *********************** ***************** ******************* ************************]	[*************** **********] [************ ********] [******** ************** ***********]

[***************]	[************]	[*******]	[******] [*******] [****]	[********] [********] [********]	[************** *********************** ***************** ******************* ************************]	[*******] [************* ************]

[***************]	[**********]	[********]	[******] [*******] [****]	[********] [********] [********]	[************** *********************** ***************** ******************* ************************]	[*******]

[***************]			[*******] [********]	[********] [********]	[*********************** *******************]	[***************]

[***************]	[************] [************]	[********]	[*******] [*****] [******]	[********] [********] [********]	[************************ ******************** *************************]	[*******]

[***************]	[**********]	[********]	[*******] [*****] [******]	[********] [********] [********]	[************************ ******************** *************************]	[*******]

[***************]	[**************] [******************] [**********]	[********]	[*******] [*****] [******]	[********] [********] [********]	[************************ ******************** *************************]	[*************] [*****************]

[*********] [******] [******] [*****] [**********]	[**********] [******] [**********] [***********] [******]	[********]	[*******] [*****] [******]	[********] [********] [********]	[************************ ******************** *************************]	[*******] [*******] [*****************] [*******] [*******] [*******]

[***************]	[**************] [***********]	[********]	[*******] [********]	[********] [********]	[*********************** *******************]	[****************** **] [*****************] [*****************]

[******]	[**********]	[********]	[*******] [********]	[********] [********]	[*********************** *******************]	[************** *******]

[***************]	[************] [************]	[********]	[***************]	[********] [********]	[*********************** *******************]	[************** ************* ************ *************** ****]

[***************]	[**********] [*****************] [***********]	[*******]	[*******] [****] [********] [********] [*****]	[********] [********] [********] [********] [********]	[********************* ***************** **********************]	[****************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[************]	[********]	[*******] [*******] [*****] [****]	[********] [********] [********] [********]	[********************** ******************* ************************]	[***************] [*******]

[***************]	[*************]	[********]	[*******] [*******] [*****]	[********] [********] [********]	[********************** ************ ************************ ************************ **]	[*******] [***]

[***************]	[************] [**************]	[********]	[******] [*******]	[********] [********]	[******************** ****************** ******************** ****************]	[************** **********] [*******] [*********]

[***************]	[************]	[********]	[*****] [*******] [******] [****]	[********] [********] [********] [*********]	[******************* ************************ ************************ **************]	[*******]

[***************]	[************]	[********]	[**********] [******]	[********] [********]	[******************* **************** **********************]	[***************** ********]

[***************]	[************]	[********]	[**********] [******]	[********] [********]	[******************* **************** **********************]	[***************** ********]

[***************]	[************]	[********]	[**********] [******]	[********] [********]	[******************* **************** **********************]	[***************** *********] [***************** ***************]

[***************]	[**********] [**************]	[**********]	[*****] [***********] [*******]	[********] [********] [********] [********]	[******************** ************]	[*******] [***************]

[***************]	[**********] [*************]	[********]	[*****] [*******] [****]	[*******] [*********] [*********]	[******************** ************]	[*********]

[***************]	[**********] [************]	[********]	[*****]	[********]	[*********************** ******************** *********]	[*****************]

[***************]	[**************] [*************]	[********]	[*****]	[********]	[*********************** ******************** *********]	[*********] [************* **************** ************]

[***************]	[**********]	[********]	[*****]	[********]	[*********************** ******************** *********]	[*******]

[***************]	[**********] [****************]	[********]	[*****]	[********]	[*********************** ******************** *********]	[*****************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[**********] [**************]	[********]	[*****]	[********]	[*********************** ******************** *********]	[***************]

[***************]	[**********] [**************]	[********]	[*****]	[********]	[*********************** ******************** *********]	[****************]

[***************]	[**********]	[********]	[****] [*****] [*******] [******] [**********] [*******] [*******]	[********] [********] [********] [********] [********] [********] [********]	[************************ *****]	[*******]

[***************]	[**************] [*************]	[********]	[****] [*****] [*******] [******] [**********] [*******] [*******]	[********] [********] [********] [********] [********] [********] [********]	[************************ *****]	[****************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS

[*********]

[*******]

[*****]

[*****]

[**********]

[*********]

[**********************]

[********]

[******]

[*******]

[********]

[*******]

[********]

[******]

[********]

[****]

[******]

[********]

[*******]

[*********]

[*********]

[******]

[******]

[*****]

[**]

[*****]

[*********]

[******]

[*****]

[**********]

[******]

[**********]

[******]

[***********]

[****************]

[*********]

[*********]

[*******]

[*******]

[*******]

[***********]

[********]

[*********]

[*******]

[*****]

[*******]

[*********]

[****]

[*****************]

[*****]

[*******]

[**********]

[********]

[********]

[********]

[**************]

[**********]

[********]

[*************]

[**************]

[****]

[**********]

[********]

[********]

[********]

[*****]

[********]

[********]

[******]

[******]

[*********]

[********]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[********]

			[****] [*****] [*******] [******] [**********] [*******] [*******]	[********] [********] [********] [********] [********] [********] [********]	[************************ *****]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[**********************]

[*******]

[*****************]

[*******]

[*******]

[*******]

[*********]

[*********]

[*********]

[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[**********]	[*******]	[**********] [******]	[********] [********]	[******************* **************** **********************]	[*******]

[***************]	[**********]	[*******]	[********] [********]	[********] [********]	[************************ ************** ********************* ************************ ******]	[*******] [***** ***********]

[***************]	[**********]	[********]	[*******] [********]	[********]	[********************* **************** *********]	[*******]

[***************]	[**********]	[**********]	[*****] [**********] [*******] [*******]	[********] [********] [********] [********]	[**************** ***************** ****************]	[*******]

[***************]	[************]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[***************** **] [**********]

[***************]	[*************] [**********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*************] [*****************]

[*********] [******] [**] [*****]	[*********] [*******] [**********] [********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[**************** ******] [*********] [****************] [**************]

[***************]	[************]	[********]	[*****] [*****] [*******] [*********]	[****] [****] [***] [********]	[************************ *************]	[***************** **] [********]

[***************]	[************]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[************************ *************]	[***************** **] [********]

[***************]	[***************] [**********]	[********]	[*****] [*****] [*******] [*********]	[****] [****] [***] [********]	[************************ *************]	[************* ********] [*****************]

[*********] [******] [*****] [**] [*****] [**********] [*********] [**********]	[********] [*******] [**********] [**********] [*********] [******] [*********] [*******]	[********]	[*****] [*****] [*******] [*********] [*******]	[****] [****] [***] [********] [****]	[************************ *************]	[********** ***************] [*********] [***************** **********] [***************** *******] [***************** ***********] [************** ********] [*************** *****] [*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS

[***************]	[**************] [**********]	[********]	[*****] [******] [*****] [*******] [*********]	[****] [********] [****] [***] [********]	[***************** ********************** ******************* ********]	[*************** *************] [*****************]

[*********] [******] [******] [*****]	[********] [*******] [**********] [********]	[********] [********] [********] [********]	[*****] [******] [*****] [*******] [*********]	[****] [********] [****] [***] [********]	[***************** ********************** ******************* ********]	[***************] [*******] [*****************] [*****************]

[***************]	[************]	[********]	[*****] [********]	[****] [****]	[************************ **************** ************************]	[***************** **] [********]

[***************]	[************]	[********]	[*****] [******]	[****] [****]	[*********************** ********************** ****************]	[*****************] [********]

[***************]	[**********] [**************]	[********]	[*****] [******]	[****] [****]	[*********************** ********************** ****************]	[*********]

[***************]	[************]	[********]	[*****]	[****]	[********************** ******************* ***************** ****************]	[**************** ********]

[***************]	[************]	[********]	[*****] [******] [*****]	[****] [********] [****]	[***************** ********************** *********************** ********]	[***************** **] [********]

[***************]	[************]	[********]	[*****] [******]	[****] [****]	[********************* ******************** *********** ***************** ******************* *********]	[***************** **] [********]

[***************]	[**************] [**********]	[********]	[*****] [******]	[****] [****]	[********************* ******************** *********** ***************** ******************* *********]	[*************** *****] [*****************]

[*********] [******] [******] [********] [*****]	[********] [*******] [**********] [**********] [***********]	[********]	[*****] [******]	[****] [****]	[********************* ******************** *********** ***************** ******************* *********]	[*************] [**************] [************************** ****************] [*****] [***************************]

[***************]	[************]	[********]	[*****] [********] [*******]	[****] [********] [********]	[************************ *****]	[*******] [***************** ************** ******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[**************] [**********]	[********]	[*****] [********] [*******]	[****] [********] [********]	[************************ *****]	[*************** *************] [*****************]

[******************]

[*****]

[*********]

[******************]

[********]

[******]

[******]

[*****]

[*******]

[*************]

[*******]

[******]

[********]

[*******]

[*****]

[*********]

[******]

[*****]

[******]

[**********]

[******]

[****]

[******]

[*****************]

[*********]

[********]

[***********]

[**********]

[******]

[*******]

[**********]

[********]

[**************]

[********]

[**********]

[******]

[***********]

[*******]

[**********]

[**********]

[*********]

[***********]

[**********]

[*********]

[**********]

[**********]

[*********]

[***********]

[******]

[**********]

[***********]

[******]

[********]

[**********]

[*******]

[**********]

[***********]

[***********]

[*********]

[***********]

[**********]

[**********]

[*******]

		[********]	[*****] [********] [*******]	[****] [********] [********]	[************************ *****]

[*********]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*****************]

[*****************]

[*******]

[*******]

[*****************]

[**********]

[****************]

[*********]

[*******]

[*******]

[*********]

[*******]

[*******]

[*******]

[***********]

[*******]

[************]

[*******]

[**********]

[*******]

[************]

[*******]

[*******]

[*****************]

[*******]

[***************]	[********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[****************] [**************]

[***************]	[************]	[********]	[********] [********] [*****]	[********] [********] [****]	[**************** ************************ **********************]	[*******]

[***************]	[**************] [**********]	[********]	[********] [********] [*****]	[********] [********] [****]	[**************** ************************ **********************]	[***************] [*************] [*****************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[*********] [******] [******] [******] [*****] [******] [**********] [*********] [***********]	[********] [*********] [**********] [******] [**********] [***********] [******] [***********] [*********]	[********]	[********] [********] [*****]	[********] [********] [****]	[**************** ************************ **********************]	[*******] [*******] [************************ *******] [**************** *****************] [*******] [***************] [*****] [**************] [***************]

[***************]	[************]	[********]	[*****] [*****] [*******] [*********]	[****] [****] [***] [********]	[************************ ************]

[*******]

[****************

*************

*************

****************

**************

*************

*************

****************

**************

******************

*****************

************

***********]

[***************]	[************]	[********]	[*****] [*****] [*******] [*********]	[****] [****] [***] [********]	[************************ ************]

[*******]

[****************

*************

*************

****************

**************

*************

*************

****************

**************

******************

*****************

************

***********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[************]	[********]	[*****] [*****] [*******] [*********]	[****] [****] [***] [********]	[************************ ************]

[*******]

[****************

*************

*************

****************

**************

*************

*************

****************

**************

******************

*****************

************

***********]

[***************]	[************]	[********]	[*****] [*****] [*******] [*********]	[****] [****] [***] [********]	[************************ ************]

[*******]

[****************

*************

*************

****************

**************

*************

*************

****************

**************

******************

*****************

************

***********]

[***************]	[************]	[********]	[*****] [*****] [*******] [*********]	[****] [****] [***] [********]	[************************ ************]	[*******]

[***************]	[************] [************]	[********]	[*****] [******]	[****] [****]	[********************* ******************** *********** ***************** ******************* *********]	[*******] [****************] [*************** ****]

[***************]	[************] [************]	[********]	[******] [********]	[****] [********]	[******************* ************************ *****************]	[*******] [*************** ****]

[***************]	[**************] [**********]	[********]	[******] [********]	[****] [********]	[******************* ************************ *****************]	[*******] [*****************] [*****************]

[*********] [******] [******] [*****]	[**********] [*******] [**********] [***********]	[********]	[******] [********]	[****] [********]	[******************* ************************ *****************]	[*******] [*******] [************************ *******] [****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[***************]	[**********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[***************** ****************]	[*******] [***** *************] [*****************] [*******]

[***************]	[**********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[***************** ****************]	[*******]

[***************]	[************] [************]	[********]	[*****] [******] [*****]	[****] [********] [****]	[***************** ********************** *********************** ********]	[*******] [****************] [*************** ****]

[***************]	[**********]	[********]	[*****] [******] [*****]	[****] [********] [****]	[***************** ********************** *********************** ********]	[*******] [***** **************** *************]

[***************]	[********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[************************ *************]	[**************] [******] [***** *************] [**************** ******]

[***************]	[**********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[************************ *************]	[*******] [***** *************]

[***************]	[************] [************]	[********]	[*****] [********]	[****] [****]	[************************ **************** ************************]	[*******] [****************] [*************** ****]

[***************]	[************] [************]	[********]	[*****] [*******] [*******]	[****] [********] [********]	[********************** *********** ******************** ****************]	[*******] [**************** ************** ***********] [*****************]

[***************]	[**************] [***********]	[********]	[*****] [*******] [*******]	[****] [********] [********]	[********************** *********** ******************** ****************]	[*************** ******] [**********] [*****************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

WG&S ID	SN	FILING DATE	INVENTORS	ASSIGNEES	TITLE	STATUS
[*********] [******] [******] [*****] [*******] [******] [*****] [*********] [******] [*****] [********] [******] [**********] [*********] [***********] [**********] [*******]	[***********] [*******] [**********] [*********] [**********] [**************] [*************] [******] [***************] [******] [***********] [*********] [***************] [************]	[*******]	[*****] [*******] [*******]	[****] [********] [********]	[********************** *********** ******************** ****************]

[*******]

[*********]

[*******]

[*******]

[*******]

[****************]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[*******]

[****************]

[**********]

[*******]

[***************]	[***********]	[********]	[*****] [*********] [*******]	[****] [********] [***]	[**************** ****************]	[***************** *******] [************] [**********]

[***************]	[**********]	[********]	[*****] [*********] [*******]	[****] [********] [***]	[**************** ****************]	[*******]

[***************]	[************] [****************]	[*******]	[*****] [*******] [*********]	[****] [***] [********]	[************************ *************]	[*******] [***** *************] [****************]

[***************]	[**********]	[********]	[*****]		[************************ *************]	[*******]

[***************]	[************]	[********]	[*****]	[****]	[************************ *************]	[*******] [***** *************]

[***************]	[***********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*******] [************ *******]

[***************]	[***********]	[********]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*******] [************ *******]

[*************]	[************] [************]	[*******]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*******] [***** *************] [***************]

[***************]	[*************] [************]	[*******]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*******] [***************] [***** *************]

[***************]	[*************] [*************]	[*******]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*******] [****************] [***** *************]

[***************]	[*************] [**************]	[*******]	[*****] [*******] [*********]	[****] [***] [********]	[**************** ****************]	[*******] [****************] [***** *************]

[***************]	[***********]	[********]	[*****] [*****] [*******] [*********] [*******]	[****] [****] [***] [********] [****]	[************************ *************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B – TRANSITION PLAN

1.	Transition Services

1.1	Document, Information, and Material Transfer

1.1.1	Immediate Requests. COLEY shall provide the documents, information, and materials identified in Attachment B-1 to PFIZER within five (5) days after the Effective Date.

1.1.2	Requests Prior to the Comprehensive Request. Prior to the Comprehensive Request (defined below), PFIZER may, through the Pfizer Program Leader, request documents, information, and physical samples needed to comply with PFIZER’s obligations under the License Agreement. COLEY shall use reasonable efforts to provide such documents, information, and materials in the requested format within fifteen (15) days after receipt of any such request from PFIZER.

1.1.3	Trial Master Files. PFIZER shall provide written instructions to COLEY regarding the organization of trial master files for all clinical studies on the Compound. COLEY shall forward such trial master files to PFIZER, organized in accordance with PFIZER’s written instructions (as may be amended by the Pfizer Program leader), on the following schedule:

Clinical Study(ies)	Due Date
[************ **********]	[*************** ***************]
[***]	[********************** ***********]
[****]	[***************]
[**********]	[***************]
[************ ******]	[********************** **********************]

1.1.4	Comprehensive Request. PFIZER shall, through the Pfizer Program Leader, submit a single final comprehensive request for the transfer of documents, information, and materials to COLEY, including but not limited to those requests currently set forth in Attachment B-2, within six (6) weeks after the Effective Date (the “Comprehensive Request”). COLEY shall use reasonable efforts to provide such documents, information, and materials in the requested format within six (6) weeks after receipt of the final Comprehensive Request from PFIZER. For clarity, the Comprehensive Request is intended to capture a significant majority of the remaining document, information, and material requests from PFIZER.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.1.5	Requests After the Comprehensive Request. PFIZER may, through the Pfizer Program Leader, request other documents, information, and physical samples on an as-needed basis throughout the Term of the License Agreement. COLEY shall use reasonable efforts to provide such documents, information, and material transfers in the requested format within one (1) month after receipt of any such request from PFIZER.

1.1.6	Compensation. PFIZER shall reimburse COLEY for actual out-of-pocket costs incurred pursuant to this Section 1.1, including without limitation storage costs associated with storing documents, data, and other materials at third-party facilities. In addition, as an exception to Section 2.1, PFIZER shall reimburse COLEY for actual out-of-pocket photocopying costs and shipping costs that are incurred pursuant to Section 1.1.1 (immediate requests) prior to the Effective Date; notwithstanding the foregoing, it is understood that COLEY shall have no obligation to incur any such out-of-pocket photocopying or shipping costs incurred prior to the Effective Date, and any decision to incur such costs shall be made in COLEY’s sole discretion. For clarity, PFIZER shall not reimburse COLEY for any out-of-pocket costs for photocopies that COLEY chooses to maintain for its own purposes.

1.2	Regulatory Applications

1.2.1	United States INDs. Within five (5) days after the Effective Date, COLEY shall execute documents to transfer the sponsorship to PFIZER of all United States INDs.

1.2.2	Non-U.S. INDs. With respect to all non-US INDs, COLEY shall use reasonable efforts to execute documents to either (i) transfer the sponsorship for such INDs to PFIZER, or (ii) permit PFIZER to file new INDs for the continuing treatment of clinical trial subjects in existing programs, in each case within one (1) month after the Effective Date. If neither of the foregoing options is viable in a given country, COLEY shall continue to maintain the corresponding INDs for the Compound in such country at PFIZER’s direction and expense until the termination or completion of the corresponding clinical trials.

1.2.3	Interaction with Regulatory Authorities. PFIZER shall direct any interactions relating to the Compound between COLEY and any Regulatory Authority that occur after the Effective Date.

1.2.4	Compensation. PFIZER shall reimburse COLEY for actual out-of-pocket costs incurred pursuant to this Section 1.2.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.3	Conduct of Ongoing Clinical Trials

1.3.1	[**********] Clinical Trials. COLEY shall continue to conduct the [**********] clinical trials, even after the regulatory sponsorship for such clinical trials transfers to PFIZER in accordance with Section 1.2, until the Pfizer Program Leader requests, in writing, that the conduct of such clinical trials be transferred to PFIZER. For clarity, COLEY shall continue to conduct such clinical trials pursuant to its own internal processes and procedures (consistent with past practices), except as may be reasonably requested otherwise by the Pfizer Program Leader.

1.3.2	Other Clinical Trials. COLEY shall continue to conduct the [****************] clinical trials, even after the regulatory sponsorship for such clinical trials transfers to PFIZER in accordance with Section 1.2, until such trials are completed. For clarity, COLEY shall continue to conduct such clinical trials pursuant to its own internal processes and procedures (consistent with past practices), except as may be reasonably requested otherwise by the Pfizer Program Leader.

1.3.3	Compensation. PFIZER shall reimburse COLEY for actual (GAAP) out-of-pocket costs incurred pursuant to this Section 1.3; provided, however, that PFIZER shall not be required to reimburse COLEY for any such costs that exceed [**********].

1.4	Supplies for Ongoing Studies

1.4.1	Ongoing Clinical Trials. COLEY shall continue to supply finished drug product and, upon PFIZER’s request, active pharmaceutical ingredients, for use by subjects in the [*************************] clinical trials from COLEY’s available inventory, in each case at no cost to PFIZER, until such trials are completed. COLEY confirms that it has set aside sufficient materials from its currently available inventory to complete such clinical trials in accordance with current projections. Notwithstanding the preceding sentence, if COLEY’s available inventory becomes insufficient to supply such clinical trials through no fault of COLEY, PFIZER shall supply the additional finished drug product or active pharmaceutical ingredients required to complete such trials at PFIZER’s sole expense.

1.4.2	Ongoing Collaborative Agreements. COLEY shall continue to supply finished drug product and active pharmaceutical ingredients for use within the current scope of the ongoing collaborative agreements (identified in Section 1.9.1) from COLEY’s available inventory, in each case at no cost to PFIZER, until each such agreement terminates. COLEY confirms that, it has set aside sufficient materials from its currently available inventory to fulfill the obligations of such agreements in accordance with current projections. Notwithstanding the preceding sentence,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

if COLEY’s available inventory becomes insufficient to fulfill such obligations through no fault of COLEY, PFIZER shall supply the additional finished drug product or active pharmaceutical ingredients required to fulfill such obligations at PFIZER’s sole expense.

1.4.3	[*********************************]. If requested by PFIZER, COLEY shall supply finished drug product or active pharmaceutical ingredients to PFIZER for use pursuant to [***************************]. For clarity, COLEY shall only supply such finished drug product or active pharmaceutical ingredients to PFIZER from COLEY’s available inventory. PFIZER shall reimburse COLEY solely for COLEY’s cost to acquire any such finished drug product or active pharmaceutical ingredients, with no mark-up whatsoever. Notwithstanding the preceding sentence, if COLEY’s available inventory becomes insufficient to fulfill such obligations through no fault of COLEY, PFIZER shall supply the additional finished drug product or active pharmaceutical ingredients required to fulfill such obligations at PFIZER’s sole expense.

1.5	Medical Writing

1.5.1	[********************] for the [*****************] The [********** ********************] to the [****** ************] for the [**********************************************************************] to the [****************************************] for the [**********] with respect to [***************** *****************] and [***************** *****] and [*********************] to [********] the [*********************************************] (a) [******************************************* *********] on the [***************] (b) [********] and (c) [**********]. Notwithstanding the foregoing, [************************** **********************************************************] to the [*****************************************] and [***************** *****************] to the [****************************************** ***************].

1.5.2	[**************] to the [********************************] of the [******************************** **************************************************************] for the [************************* ***************************************************************************************] to the [***************************************** ***************] of the [******************************** ************* ********************************************************] of the [******************* **************] In accoradance with the [************* *************] to [**********] For [************** ******************] for [*******] the [***************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.5.3	[********************] for the [************************] the [****************] for the [************ *************************** ***********************************************************] except for the [*****************************************************] and [******************************** ************************************************************************] and [**************** ****] to [********************] for [******************] the [*************************************** *********************************************************************] to [********************** *******************************] in order to [********************] to [***************].

1.5.4	Other Clinical Study Reports. COLEY shall generate the clinical study reports for the [************************* *********************************] *********************************] clinical trials in accordance with COLEY’s internal processes, procedures, and formats (consistent with past practices). In each case, COLEY shall provide the final clinical study report to PFIZER on the following schedule:

Clinical Study(ies)	Due Date
[***************] ******]	[********************* ***************]
[*****]	[***************]
[**************]	[***************]
[***************] ****]	[************************* ********************]

1.5.5	Compensation. PFIZER shall pay COLEY the following amounts as the sole compensation for the completion of these services, in each case without regard to whether COLEY provides such services using internal or external resources:

Service	Charge
[****************************]	[*******]
[****************************]	[*******]
[***************]	[*******]
[***********************************]	[*********]
[************************************] ******************************]	[*******]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

For clarity, PFIZER shall not reimburse COLEY separately for any out-of-pocket costs associated with this Section 1.5.

1.6	Quality Assurance

1.6.1	Completion of Audit Reports. COLEY shall complete all preclinical, clinical, and manufacturing quality assurance audit reports relating to the use of the Compound within one (1) month after the Effective Date or two (2) months after the audit visit, whichever is later. An audit report shall be considered to be complete only after the audited party has submitted a written response for all observations identified during the audit. For clarity, COLEY shall not conduct any additional audits after the Effective Date.

1.6.2	Compensation. COLEY shall complete all outstanding audit reports under this Section 1.6 at no cost to PFIZER.

1.7	Pharmaceutical Sciences/Manufacturing

1.7.1	Stability Program Management. COLEY shall continue to oversee the [***] stability program at PFIZER’s direction and expense, until the Pfizer Program Leader requests, in writing, that the oversight of such stability program be transferred to PFIZER; provided, however, that oversight of the stability program shall be transferred to PFIZER no later than twelve (12) weeks after the Effective Date.

1.7.2	Compensation. PFIZER shall reimburse COLEY for actual out-of-pocket costs incurred pursuant to this Section 1.7, including without limitation storage costs associated with storing documents, data, tissue samples, and clinical product inventory at third-party facilities.

1.8	Preclinical Studies

1.8.1	Tissue Analysis Reports. COLEY shall generate a final report for the following tissue analysis studies within three (3) months after the Effective Date:

•	[***] 203-0655a

•	[***] 202-0632a

•	[***] 200-0457a

1.8.2	Plasma Analysis Reports. COLEY shall generate a final report on those plasma specimens that have been analyzed to date for study [***] 200-0457a within three (3) months after the Effective Date.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.8.3	Toxicology Reports. COLEY shall amend the following toxicology reports to incorporate the results from the corresponding tissue and plasma analysis reports within six (6) months after the Effective Date:

•	Study #0957-133 [***********************************************************************]; to be amended to add the toxicokinetic and tissue analysis report [***] 200-0457a

•	Study #57695 [***********************************]; to be amended to add the tissue analysis report [***] 203-0655a

•	Study #57419 [******************************************]; to be amended to add the tissue analysis report [***] 202-0632a

1.8.4	Compensation. COLEY shall complete the services under this Section 1.8 at no cost to PFIZER.

1.9	Third Party Contracts Relating to the Compound

1.9.1	Collaborative Agreements. Within two (2) months after the Effective Date, the Pfizer Program Leader shall direct COLEY, in writing, to terminate or assign to PFIZER, to the extent assignment is permissible, each ongoing Third Party collaborative agreement relating to the Compound, including without limitation material transfer agreements and supported research agreements. After the Effective Date, COLEY shall not enter into any new collaborative agreement, or amend any such existing agreement to provide any additional funding (including without limitation the Compound or any clinical supplies), without the express written consent of the Pfizer Program Leader.

1.9.2	Service Agreements. Except as expressly provided in the License Agreement or this Transition Plan, (i) within two (2) months after the Effective Date, the Pfizer Program Leader shall direct COLEY, in writing, to terminate or assign to PFIZER, to the extent assignment is permissible, each Third Party service agreement relating to the Compound; and (ii) after the Effective Date, COLEY shall not enter into any new service agreement, or amend any such existing agreement to provide any new services relating to the Compound without the express written consent of the Pfizer Program Leader.

1.9.3	Compensation. PFIZER shall reimburse COLEY for actual out-of-pocket costs incurred pursuant to this Section 1.9. For clarity, PFIZER shall not reimburse COLEY for any unavoidable liquidated damages or termination fees.

1.10	Pre-planned Presentations

1.10.1	Presentations. COLEY shall use reasonable efforts to transfer to PFIZER the responsibility for all activities and materials relating to presentations on the Compound (including without limitation posters, abstracts, and slide presentations

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

at medical conferences and other public meetings) within five (5) days after the Effective Date. After the Effective Date, PFIZER shall direct all activities relating to any such presentation (including presentations that cannot be transferred to PFIZER), while COLEY will provide support as reasonably requested.

1.10.2	Compensation. PFIZER shall reimburse COLEY for actual out-of-pocket costs incurred pursuant to this Section 1.10.

2.	Accounting and Procedure for Payments

2.1	Out-of-Pocket Costs. Except as provided in Section 1.1.6, (a) PFIZER shall reimburse COLEY only for those out-of-pocket costs that are incurred by COLEY after the Effective Date; and (b) PFIZER shall not reimburse COLEY for (i) any internal travel or entertainment expenses; or (ii) any out-of-pocket costs for services that were, prior to the Effective Date, conducted primarily using internal COLEY resources (including without limitation contract employees who work primarily for COLEY).

2.2	No Internal Costs. Except as provided in Section 1.5.5, PFIZER shall not reimburse COLEY for any internal costs.

2.3	Timing of Payments. On a calendar quarterly basis, COLEY shall prepare an invoice for all transition services provided by COLEY during such quarter, and shall submit such invoice to PFIZER within thirty (30) days after the end of each calendar quarter. PFIZER shall make payments for the services identified in each invoice within sixty (60) days after the end of each calendar quarter.

2.4	Method of Payments. All payments hereunder shall be made by electronic transfer in immediately available funds via either a bank wire transfer, an ACH (automated clearing house) mechanism, or any other means of electronic funds transfer, to such bank accounts as COLEY shall designate in writing pursuant to Section 6.4 of the License Agreement.

2.5	Review of Records. COLEY shall keep accurate books and records setting forth the out-of-pocket costs for services provided pursuant to this Transition Plan. COLEY shall permit PFIZER to examine such books and records at any reasonable time upon reasonable notice; provided, however, that such examination shall not take place more often than twice in any twelve (12) month period. PFIZER shall promptly pay to COLEY the amount of any underpayment revealed by PFIZER’s examination and review. Any overpayment by PFIZER revealed by an examination shall either be promptly refunded to PFIZER or fully creditable against future payments due under this Transition Plan or the License Agreement, at PFIZER’s option.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Attachment B-1 – Immediate Requests

Request	Format
1. The available core elements of the INDs that were filed with the FDA and the United Kingdom Regulatory Authority.	MS Word format

2. All documents pertaining to the current INDs that were filed with the FDA or the United Kingdom Regulatory Authority.	Existing paper and any scanned copies in Adobe Acrobat format

3. Copies of the protocols (with amendments) from each of the completed and ongoing clinical trials.	Existing paper and any scanned copies in Adobe Acrobat format

4.      Any existing draft CMC amendment pertaining to the change/addition of drug product formulation to the isotonic tonicity (including, without limitation, draft amendments prepared for United Kingdom, Canada, or Hungary Regulatory Authorities).

MS Word format

5. A list that identifies, with detail, all inquiries from any Regulatory Authority.	Existing paper and/or electronic copies

6. Access to the [*****] clinical trial database through COLEY’s designated contract research organization (CRO).	Access to the existing computer database

7. A list that identifies the location and format of all databases that contain clinical or preclinical data.	Existing paper and/or electronic copies

8. A list that identifies the location and nature of all tissue samples associated with clinical and preclinical tests.	Existing paper and/or electronic copies

9. Copies of all published and draft abstracts, posters, articles, and manuscripts relating to the Compound.	Existing paper and/or electronic copies

10. Copies of all continuing Third Party contracts relating to the Compound.	Existing paper and any scanned copies in Adobe Acrobat format

11. A summary table that identifies which API batches were used for each drug product batch, and which drug product batches were used for each preclinical or clinical study.	Existing paper and/or electronic copies

12. A summary table that identifies the disposition of any batches that were deemed unsuitable for clinical use [*******************************************************].	Existing paper and/or electronic copies

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Request	Format

13.    A list that identifies, as of the Effective Date, the location and quantity of all inventories of GMP drug product that are suitable for use in the ongoing COLEY-sponsored and Third Party collaborator-sponsored clinical trials.

Existing paper and/or electronic copies

14.    [********] vials from each arm (recommended and accelerated) of the stability studies for the following drug product batches:

[*********]

[***********]

[***********]

[***********]

[***********]

[***********]

Stability samples

15. [***********] of API from each lot used in preclinical or clinical testing (if available).	API samples

16. [**] vials of drug product from each lot used in preclinical or clinical testing.	Drug product samples

17. [***********] of API reference standard	API reference standard

18. Information on methods used to characterize impurities.	Report #RD3-0025-2003 (existing paper and/or electronic copies)

19. Detailed report/plan on forced degradation studies	Draft [***********] Stress Protocol. [*******] Forced Degradation Study (existing paper and/or electronic copies)

20. Detailed report/study indicating API storage conditions and possible excursions	Stability timepoint summaries (existing paper and/or electronic copies)

21. Detailed report/timeline/plan assessing comparability for [*****************************************], including other tests	Report #RD3-0024-2004; Report #APS-04-0014 (existing paper and/or electronic copies)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Request	Format
22. Metabolite characterization of CPG7909	Appendix 4 EOP2 briefing package (clinical); Report #RD1-0022-2001 (existing paper and/or electronic copies)

23. Updated stability protocol for drug substance	[********************] stability protocol, (existing paper and/or electronic copies)

24. [************************************************** *************************************************** ************************************]	[********************* ***********] (existing paper and/or electronic copies)

25. Table summarizing the results of the new (non-stressed) stability studies and the status and of those studies performed with optimized assays	Stability data summary table from [********************] forward ( paper and/or electronic copies)

26. Detailed report/plan on forced degradation studies for drug product	Draft [*******] Stress Protocol. [*******] Forced Degradation Study (existing paper and/or electronic copies)

27. Justification for, and any regulatory correspondence related to the [*********************************************** ***********************************].	[*************** *************************] (existing paper and/or electronic copies)

28. Studies/reports detailing [***************************************************************]	[*************** *************************] (existing paper and/or electronic copies)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Request	Format
29. Updated stability protocol for drug product	[************] stability protocol (existing paper and/or electronic copies)

30. The development report for release methods for API and drug product	Report #RD3-0025-2003 (existing paper and/or electronic copies)

31. Certificates of Analysis (COA) and history for all API and drug product used in preclinical or clinical testing	Existing paper and/or electronic copies

32. All reference standard reports for the API	[*************** ************************* **************** **************** *************************] (existing paper and/or electronic copies)

33. Data and study reports for product development including pre-formulation, formulation and process development studies

[*******] Draft Report [***********] dated [***********] entitled [**** *************** ************* **************** ****************

***************] and [*********] Draft Report [***********] entitled [**********

**************** ****************

***************] (report undated but signed by [*****] QA on [**********]) (existing paper and/or electronic copies).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Attachment B-2 – Draft Comprehensive Request

Request	Format
1. All completed preclinical, clinical, and manufacturing audit reports.	Existing paper and any scanned copies in Adobe Acrobat format

2. All clinical trial SOPs in effect for [*******************************************************************]	Existing paper and any scanned copies in Adobe Acrobat format

3. All available executed API, drug product and final drug product batch files.	Existing paper and any scanned copies in Adobe Acrobat format

4. All preclinical study reports, including without limitation tissue analysis, plasma analysis, and toxicology reports.	Existing paper and any scanned copies in Adobe Acrobat format

5. All meeting minutes and correspondence with any Regulatory Authority, including without limitation all IND submissions and correspondence.	Existing paper and any scanned copies in Adobe Acrobat format

6. Access to, or a copy of, all databases that contain clinical or preclinical data relating to the Compound.	Access to or an electronic copy of each computer database

7. All tissue samples from preclinical and clinical tests.	Tissue samples

8. Quality control release data for all API and drug product batches used in preclinical or clinical studies	Existing paper and any scanned copies in Adobe Acrobat format

9. Stability data for all API and drug product batches used in preclinical or clinical studies	Existing paper and any scanned copies in Adobe Acrobat format

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT C

Coley Indication

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

C-1

EXHIBIT D

Pfizer/Coley press release DRAFT

PFIZER, COLEY PHARMACEUTICAL GROUP ENTER INTO EXCLUSIVE GLOBAL LICENSE

FOR THE DEVELOPMENT AND COMMERCIALIZATION

OF PROMUNE FOR CANCERS

New York and Wellesley, MA, March x 2005 – Pfizer Inc and Coley Pharmaceutical Group, Inc. said today they have entered into an exclusive global license agreement to develop, manufacture and commercialize Coley’s ProMune (CPG 7909), a toll-like receptor 9 (TLR9) agonist delivered by subcutaneous injection for the potential treatment, control and prevention of cancers in humans.

Under the terms of the agreement, which is subject to government approval, Pfizer will make an initial payment of $50 million to Coley, with the potential for up to $455 million in additional milestone payments, plus royalties based on the successful development and commercialization of ProMune. In addition, under certain circumstances, Pfizer will invest up to $10 million in Coley’s common stock upon an initial public offering by Coley.

Pfizer will fund future development of ProMune, including planned Phase III trials for treatment of non-small cell lung cancer. A variety of additional tumor types also will be explored. Pfizer also will fund a collaboration with Coley to discover and develop next generation TLR9 agonists for cancers, which, if successful, could result in additional milestone payments and royalties to Coley.

“Results of clinical studies conducted to date suggest that ProMune has promising anti-cancer activity and may represent an important advance in treating a range of cancer indications,” said Karen Katen, Vice Chairman and President, Pfizer Human Health. “This agreement is a further step in our strategy to augment Pfizer’s internal research activities with externally sourced products in key therapeutic areas such as oncology, where Pfizer is working to meet the needs of cancer patients.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

“We are extremely proud of our progress with ProMune, as shown in Coley’s randomized Phase II clinical trials,” said Robert L. Bratzler, Ph.D., Coley’s President and Chief Executive Officer. “We look forward to working with the Pfizer team to realize ProMune’s remarkable potential as a highly potent and broadly applicable anti-cancer therapy.”

ProMune has been evaluated in clinical studies involving more than 900 subjects. Promising initial anti-cancer activity without substantial additional toxicity has been observed in both solid and hematologic tumors, both as a single agent and in combination with other treatments. The technology licensed to Pfizer by Coley includes intellectual property licensed by Coley from the University of Iowa Research Foundation in Iowa City, Iowa and the Ottawa Health Research Institute in Ottawa, Canada.

Coley Pharmaceutical Group

Coley Pharmaceutical is an international biopharmaceutical company, headquartered in Wellesley, Massachusetts, USA, that discovers and develops TLR TherapeuticsTM, a new class of drugs that direct the human immune system to treat cancers, infectious diseases, asthma and allergy. The company has established a broad pipeline with four TLR Therapeutic drug candidates currently advancing through clinical development either independently or with partners, and has additional leads in early-stage development. In addition to Pfizer, Coley has partnerships with sanofi aventis, GlaxoSmithKline, Chiron and the United States Government. For further information, please visit www.coleypharma.com.

###

DISCLOSURE NOTICE: The information contained in this document is as of March     , 2005. Pfizer assumes no obligation to update any forward-looking statements contained in this document as a result of new information or future events or developments.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

This release contains forward-looking information about a product in development and the potential efficacy of such product that involves substantial risks and uncertainties. Such risks and uncertainties include, among other things, the uncertainty of the success of the research and development activities; decisions by regulatory authorities regarding whether and when to approve any new drug application for a product candidate that may result from the research, as well as their decisions regarding labeling and other matters that could affect the commercial potential of such product candidate; and competitive developments.

A further list and description of risks and uncertainties can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, and in its reports on Form 10-Q and Form 8-K.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 1.28

THIRD PARTY LICENSEE AGREEMENT IN THE FIELD

Strategic Alliance: Non-Exclusive License Agreement, between Coley and Glaxo Group Limited, last signed on November 12, 2002.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 4.7(c)

[***************************************************]

•	[***************] COLEY to the [*********************] pursuant to an agreement entitled [********************** **********************************************************************************] executed [********* *****] for [*********************************************************].

•	[****************] COLEY [**********************] pursuant to an agreement entitled [************************* ****************************************************************************************************** *********************************************************************], executed [****************], for the completion of a [*************************************************************].

•	[***************************] COLEY to [****************************] pursuant to a [************] to be issued by Coley for [**********************************************************************************] and [************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 4.10(e)

The Training Program will be comparable to PFIZER’s then current Alliance Partner Training and will include the following features:

•	[**********]

•	[******************************************************************************]

•	[********************************]

•	[************************************************************0

•	[*************************]

•	[*******************]

•	[****************]

•	[*******************************]

Modules and timeframes may be adjusted by PFIZER, as PFIZER deems appropriate in its reasonable discretion.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 8.2(a)

ACTIVE THIRD PARTY LICENSEES OUTSIDE THE FIELD

[**********************************************************************************************************

*********************************************************************]

[***********************************************************************************]

[**********************************************************************************************************

******************************************************************************************************* ***************]

[**********************************************************************************************************

******************************************************************************************************** ******************]

Cooperative Research and Development Agreements (CRADAs):

[**********************************************************************************************************

****************************************************]

[*********************************************************************************************************

**********************]

[**********************************************************************************************************

*******************************************************************]

NIAID Grant (COLEY Subcontracts):

[**********************************************************************************************************

******************************************************]

[*********************************************************************************************************

*******************************************************]

[*********************************************************************************************************

*********************************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[**********************************************************************************************************

****************************************************************]

[*********************************************************************************************************

************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 8.2(a)-1

[*********************************************************************************************************

************************************************************]

[**********************************************************************************************************

************************************************************]

[**********************************************************************************************************

**********************]

[**********************************************************************************************************’

************************************************]

[**********************************************************************************************************

**********************************************]

[**********************************************************************************************************

***************************************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 8.3 – TRADEMARKS

PROMUNE-E5

WGS File No.	Country	Registration No.	Filing Date	Date Granted	Term	Renewal Date
[***************]	[********]	[*******]	[********]	[********]	[********]	[********]
[***************]	[********]	[*******]	[********]		[********]	[********]
[***************]	[********]	[***************]	[********]	[********]	[********]	[********]
[***************]	[*******]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*******]	[*********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[*******]	[********]	[********]	[********]	[********]
[***************]	[**********]	[**************]	[********]	[********]	[********]	[********]
[***************]	[**********]	[*******]	[********]		[********]	[********]
[***************]	[*******]	[*******]	[********]	[********]		[********]
[***************]	[*****]	[*********]	[********]
[***************]	[*****]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*****]
[***************]	[********]	[*********]	[********]	[********]		[********]
[***************]	[*******]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*******]	[******]	[********]	[********]	[********]	[********]
[***************]	[*******]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*******]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*************]	[*********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*************]	[*******]	[********]	[********]	[********]	[********]
[***************]	[********]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*************]	[************]	[********]	[********]	[********]	[********]
[***************]	[*******************]	[************]		[********]		[********]

PROMUNE

WGS File No.	Country	Registration No.	Filing Date	Date Granted	Term	Renewal Date
[***************]	[**********]	[************]		[********]	[********]	[********]
[***************]	[**********]	[********]	[********]	[********]	[********]	[********]
[***************]	[******]		[********]
[***************]	[******]		[********]
[***************]	[*****]	[**********]	[********]	[********]	[********]	[********]
[***************]	[*****]	[**********]	[********]	[********]	[********]	[********]
[***************]	[*************]	[********]	[********]	[********]	[********]	[********]
[***************]	[***************** ***************** ****************** ****************]	[**********]	[********]	[********]	[********]	[********]
[***************]	[*********]	[*******]	[********]	[********]	[********]	[********]
[***************]	[*******]	[********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[**********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[**********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[********]	[********]	[********]	[********]	[********]
[***************]	[***********]	[********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[********]	[********]	[********]	[********]	[********]
[***************]	[*******]	[***********]	[********]
[***************]	[***********]	[**************]	[********]	[********]	[********]	[********]
[***************]	[***********]	[********]*	[********]	[********]	[********]	[********]
[***************]	[*******]	[********]	[********]	[********]	[********]	[********]
[***************]	[********]		[********]	[********]	[********]	[********]
[***************]	[***********]	[************]	[********]
[***************]	[***********]		[********]
[***************]	[***********]	[**************]	[********]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 9.3

PERMITTED DISCLOSURES

•	[*************************************************************************************************]

•	[************************************************************************************************** ****************]

•	[************************************************************************************************** **************************]

•	[********************************************]

•	[*******************************************************************]

•	[*********************************************************]

•	[***************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 10.1(a)(ii)

CHALLENGE TO COLEY PATENT

[****************************]

[********************************************************]

[*************************************************************************

************************************************************************

*********************************************************************

********************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 10.1(g)(i)

THIRD PARTY PATENT RIGHTS

[*******************************************************************************************]

[*****************************************************************************************************

**************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCHEDULE 10.1 (j)

SUBSIDIARIES

COLEY’S wholly-owned subsidiary, Coley Pharmaceutical Group GmbH (“Coley GmbH”), is authorized to do business in Germany.

COLEY’S wholly-owned subsidiary, Coley Pharmaceutical Group, Ltd. (“Coley Canada”) is authorized to do business in Canada.

COLEY’S wholly-owned subsidiary, Coley Pharmaceutical Group, Ltd. (“Coley Bermuda”) is authorized to do business in Bermuda.

COLEY’S wholly-owned subsidiary, Coley Securities Corporation (“Coley Securities Corp.”) is authorized to do business in Massachusetts.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.